    As filed with the Securities and Exchange Commission on April 30, 1997

                                                               File No. 33-81658
                                                               File No. 811-8682

                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM N-1A

             REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933  / /
                              Pre-Effective Amendment No. ___         / /

                              Post-Effective Amendment No. 2          /X/

REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940  / /

                              Amendment No. 3                    /X/

                   ALEXANDER HAMILTON VARIABLE INSURANCE TRUST
                           (EXACT NAME OF REGISTRANT)

                              32991 Hamilton Court
                           Farmington Hills, MI  48334
                    (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)

                 Registrant's Telephone Number:  1-800-458-5299

(NAME AND ADDRESS OF AGENT
 FOR SERVICE OF PROCESS)                       COPY TO:

J. Gregory Poole, Esquire                      Frederick R. Bellamy, Esquire
Alexander Hamilton Life Insurance              Sutherland, Asbill & Brennan, LLP
  Company of America                           1275 Pennsylvania Avenue, N.W.
100 N. Greene Street                           Washington, D.C. 20004-2404
Greensboro, NC  27401




IT IS PROPOSED THAT THIS FILING BECOME EFFECTIVE:

          immediately upon filing pursuant to paragraph (b)
     ---
      X   on May 1, 1997 pursuant to paragraph (b)
     ---
          60 days after filing pursuant to paragraph (a)(i)
     ---
          on __________ pursuant to paragraph (a)(i)
     ---
          75 days after filing pursuant to paragraph (a)(ii)
     ---
          on __________ pursuant to paragraph (a)(ii) of Rule 485
     ---

IF APPROPRIATE CHECK THE FOLLOWING BOX:

          this Post-Effective Amendment designates
    ---   a new effective date for a previously filed Post-Effective
          Amendment

Pursuant to Rule 24f-2 under the Investment Company Act of 1940, the registrant has registered an indefinite amount of securities. Its Rule 24f-2 notice for fiscal year ended December 31, 1996 was filed with the Commission on or about February 26, 1997.

                   ALEXANDER HAMILTON VARIABLE INSURANCE TRUST
                       Registration Statement on Form N-1A

                              CROSS REFERENCE SHEET
                             Pursuant to Rule 481(a)

 N-1A
Item No.                                          Caption
--------                                          -------

PART A    INFORMATION REQUIRED IN A PROSPECTUS

1.   Cover Page. . . . . . . . . . . . . . .      Cover Page

2.   Synopsis. . . . . . . . . . . . . . . .      Not Applicable

3.   Condensed Financial Information . . . .      Not Applicable

4.   General Description of Registrant . . .      Introduction; Investment
                                                  Objectives and Policies;
                                                  Investment Methods and Risks

5.   Management of the Fund. . . . . . . . .      Management

5A   Management's Discussion of Performance.      Not Applicable

6.   Capital Stock and Other Securities. . .      Other Information

7.   Purchase of Securities Being Offered. .      Offering, Purchase and
                                                  Redemption of Shares

8.   Redemption or Repurchase. . . . . . . .      Offering, Purchase and
                                                  Redemption of Shares

9.   Pending Legal Proceedings . . . . . . .      Not Applicable


PART B    INFORMATION REQUIRED IN A
          STATEMENT OF ADDITIONAL INFORMATION

10.  Cover Page. . . . . . . . . . . . . . .      Cover Page

11.  Table of Contents . . . . . . . . . . .      Table of Contents

12.  General Information and History . . . .      Introduction; Shares of Stock

 N-1A
Item No.                                          Caption
--------                                          -------

13.  Investment Objectives and Policies. . .      Additional Investment Policy
                                                  Information; Investment
                                                  Methods and Risks; Investment
                                                  Restrictions

14.  Management of the Registrant. . . . . .      Trustees and Officers

15.  Control Persons and Principal
       Holders of Securities . . . . . . . .      Shares of Stock

16.  Investment Advisory and
       Other Services. . . . . . . . . . . .      Investment Adviser; Investment
                                                  Sub-Advisers

17.  Brokerage Allocation and Other
       Practices . . . . . . . . . . . . . .      Portfolio Transactions and
                                                  Brokerage

18.  Capital Stock and Other Securities. . .      Shares of Stock

19.  Purchase, Redemption and Pricing
       of Securities Being Offered . . . . .      Determination of Net Asset
                                                  Value

20.  Tax Status. . . . . . . . . . . . . . .      Not Applicable

21.  Underwriters. . . . . . . . . . . . . .      Not Applicable

22.  Calculation of Performance Data . . . .      Performance Information

23.  Financial Statements. . . . . . . . . .      Financial Statements


PART C    OTHER INFORMATION

Information required to be included in Part C is set forth under the appropriate Item, so numbered, in Part C to this Registration Statement.

                  ALEXANDER HAMILTON VARIABLE INSURANCE TRUST


                                   PROSPECTUS
                                  MAY 1, 1997


    The Alexander Hamilton Variable Insurance Trust (the "Trust") is an investment company consisting of seven separate investment portfolios or funds (the "Funds") each of which has different investment objectives.

    INVESTMENT GRADE BOND FUND seeks a high level of total return to the extent consistent with moderate risk of capital and maintenance of liquidity. This Fund will pursue its objective by investing principally in a diversified portfolio of high quality and investment grade debt securities.

    HIGH YIELD BOND FUND seeks a high level of current income. This Fund will pursue its objective by investing primarily in corporate obligations with emphasis on higher-yielding, higher risk, lower-rated or unrated securities.


    BALANCED FUND seeks high total return with reduced risk over the long term by allocating its assets among stocks, bonds and short-term fixed-income instruments.



    GROWTH & INCOME FUND seeks growth of capital and income. This Fund will pursue its objectives by investing primarily in equity securities and various income producing securities, including, but not limited to, dividend paying equity securities, fixed-income securities and money market instruments.


    GROWTH FUND seeks capital growth. This fund invests primarily in equity securities that have above-average growth prospects.

    EMERGING GROWTH FUND seeks capital appreciation through investment in a diversified portfolio of equity securities selected for their growth potential; this Fund does not seek current income. This Fund will pursue its investment objective by investing primarily in common stocks of companies that are early in their life cycles but which have the potential to become major enterprises (emerging growth companies).

    INTERNATIONAL EQUITY FUND seeks long-term growth of capital through investments in securities whose primary trading markets are outside of the United States.


    These Funds are available to the public only through the purchase of certain variable annuity contracts issued by Alexander Hamilton Life Insurance Company of America (the "Company") or Jefferson-Pilot Life Insurance Company (the "Contracts").



    This Prospectus briefly describes the information that investors should know before investing in these Funds including the risks associated with investing in each. Investors should read and retain this prospectus for future reference. A Statement of Additional Information dated May 1, 1997, has been filed with the Securities and Exchange Commission and is available without charge, by calling 1-800-289-1776. The Statement of Additional Information, as supplemented from time to time, is incorporated herein by reference.


    THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION NOR HAS THE SECURITIES AND EXCHANGE COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

    SHARES OF THE FUNDS ARE NOT DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED OR ENDORSED BY, ANY BANK, NOR ARE THEY FEDERALLY INSURED BY THE FDIC OR ANY OTHER GOVERNMENT AGENCY. INVESTING IN THE FUNDS INVOLVES CERTAIN INVESTMENT RISKS, INCLUDING MARKET FLUCTUATION, AND POSSIBLE LOSS OF PRINCIPAL INVESTED.

    THIS PROSPECTUS SHOULD BE READ IN CONJUNCTION WITH THE PROSPECTUS FOR THE CONTRACTS.

                               TABLE OF CONTENTS


                                                                                                                PAGE
                                                                                                                -----
INTRODUCTION...............................................................................................           1
FINANCIAL HIGHLIGHTS.......................................................................................           2
INVESTMENT OBJECTIVES AND POLICIES.........................................................................           3
  Investment Grade Bond Fund...............................................................................           3
  High Yield Bond Fund.....................................................................................           5
  Balanced Fund............................................................................................           6
  Growth & Income Fund.....................................................................................           8
  Growth Fund..............................................................................................           9
  Emerging Growth Fund.....................................................................................          10
  International Equity Fund................................................................................          11
INVESTMENT METHODS AND RISKS...............................................................................          12
  Convertible Securities...................................................................................          12
  Fixed-Income Securities..................................................................................          13
  Repurchase Agreements....................................................................................          15
  Reverse Repurchase Agreements............................................................................          16
  Swap Transactions........................................................................................          16
  Indexed Securities.......................................................................................          17
  Dollar Roll Transactions.................................................................................          17
  When-Issued Securities and Forward Commitments...........................................................          18
  Lending of Portfolio Securities..........................................................................          18
  Restricted and Illiquid Securities.......................................................................          18
  Borrowing................................................................................................          18
  Options on Securities and Securities Indices.............................................................          19
  Futures Contracts and Options on Futures Contracts.......................................................          19
  Foreign Transactions.....................................................................................          20
  Brady Bonds..............................................................................................          23
  Emerging Market Securities...............................................................................          23
  Other Investment Companies...............................................................................          23
  Non-diversified Status...................................................................................          23
  Risks of Investing in Emerging Companies.................................................................          24
  Warrants and Rights......................................................................................          24
  Short Sales Against the Box..............................................................................          24
INVESTMENT RESTRICTIONS....................................................................................          25
PORTFOLIO TURNOVER.........................................................................................          25
MANAGEMENT.................................................................................................          27
  Trustees and Officers....................................................................................          27
  Investment Adviser.......................................................................................          27
  Investment Sub-Advisers..................................................................................          27
PERFORMANCE INFORMATION....................................................................................          29
DETERMINATION OF NET ASSET VALUE...........................................................................          30
OFFERING, PURCHASE AND REDEMPTION OF SHARES................................................................          30
INCOME, DIVIDENDS AND CAPITAL GAINS DISTRIBUTIONS..........................................................          31
TAXES......................................................................................................          31
OTHER INFORMATION..........................................................................................          33
  Reports..................................................................................................          33
  Voting and Other Rights..................................................................................          33
  Custody of Assets........................................................................................          33
  Accounting and Administrative Services...................................................................          34
  Transfer Agent...........................................................................................          34

                                  INTRODUCTION

    The Alexander Hamilton Variable Insurance Trust (the "Trust") is an open-end, management investment company established as a Massachusetts business trust under a Declaration of Trust dated July 8, 1994. The Trust consists of seven separate investment portfolios or funds (the "Funds" or a "Fund"), each of which is, in effect, a separate mutual fund. The Trust issues a separate class of shares for each Fund representing fractional undivided interests in that Fund. An investor, by investing in a Fund, becomes entitled to a pro rata share of all dividends and distributions arising from the net income and capital gains on the investments of that Fund. Likewise, an investor shares pro rata in any losses of that Fund.

    Pursuant to an investment management agreement and subject to the authority of the Trust's Board of Trustees, Alexander Hamilton Capital Management, Inc. serves as the Trust's investment adviser (the "Adviser") and conducts the business and affairs of the Trust. The Adviser has engaged the following advisers to act as sub-adviser to provide the day-to-day portfolio management for the respective Fund(s).

FUND                                                                    SUB-ADVISER
--------------------------------------------------  ----------------------------------------------------
Investment Grade Bond Fund........................  J.P. Morgan Investment Management, Inc.
High Yield Bond Fund..............................  Massachusetts Financial Services Company
Balanced Fund.....................................  J.P. Morgan Investment Management, Inc.
Growth & Income Fund..............................  Warburg, Pincus Counsellors, Inc.
Growth Fund.......................................  Strong Capital Management, Inc.
Emerging Growth Fund..............................  Massachusetts Financial Services Company
International Equity Fund.........................  Lombard Odier International Portfolio
                                                    Management Limited


    The Trust currently offers each class of its shares to a separate account of Alexander Hamilton Life Insurance Company of America and offers shares of the Growth Fund and the Emerging Growth Fund to a separate account of Jefferson-Pilot Life Insurance Company as funding vehicles for the Contracts issued through the Alexander Hamilton Variable Annuity Separate Account and Jefferson-Pilot Separate Account A (the "Separate Accounts"). The Trust does not offer its shares directly to the general public. The Trust may, in the future, offer its shares to other registered and unregistered separate accounts of the Company and its affiliates supporting other variable annuity contracts or variable life insurance contracts and to qualified pension and retirement plans.

                              FINANCIAL HIGHLIGHTS



    Contained below is per share operating performance data for a share of Beneficial Interest outstanding, total investment return, ratios to average net assets and other supplemental data for the period indicated. This information has been derived from the Trust's financial statements which have been audited by Ernst & Young LLP, the Trust's independent auditors. The financial statements and related independent auditors' report are included in the Trust's December 31, 1996 Annual Report and appear in the Statement of Additional Information.



                  ALEXANDER HAMILTON VARIABLE INSURANCE TRUST
                              FINANCIAL HIGHLIGHTS
         SELECTED DATA FOR EACH SHARE OUTSTANDING THROUGHOUT THE PERIOD



                                                    FOR THE PERIOD FEBRUARY 8, 1996* THROUGH DECEMBER 31, 1996
                                     -----------------------------------------------------------------------------------------
                                     INVESTMENT   HIGH YIELD                 GROWTH &                  EMERGING    INTERNATIONAL
                                     GRADE BOND      BOND       BALANCED      INCOME       GROWTH       GROWTH       EQUITY
                                     -----------  -----------  -----------  -----------  -----------  -----------  -----------

NET ASSET VALUE PER SHARE, BEGINNING
 OF PERIOD..........................     $10.00       $10.00       $10.00        $10.00       $10.00       $10.00      $10.00
                                     -----------  -----------  -----------  -----------  -----------  -----------  -----------

INCOME FROM INVESTMENT OPERATIONS:
  Net investment income (loss)......       0.56         0.72         0.28          0.08         0.18           --        0.04
  Net realized and unrealized gain
    (loss)..........................      (0.34)        0.18         0.55         (0.12)        2.08         0.42        1.02
                                     -----------  -----------  -----------  -----------  -----------  -----------  -----------
    Total from investment
      operations....................       0.22         0.90         0.83         (0.04)        2.26         0.42        1.06
                                     -----------  -----------  -----------  -----------  -----------  -----------  -----------

DISTRIBUTIONS TO SHAREHOLDERS:
  Distributions from net investment
    income..........................      (0.56)       (0.72)       (0.28)        (0.08)       (0.18)          --       (0.09)
  Distributions from net realized
    gains...........................         --           --           --            --        (0.32)       (0.24)      (0.08)
                                     -----------  -----------  -----------  -----------  -----------  -----------  -----------
    Total distributions.............      (0.56)       (0.72)       (0.28)        (0.08)       (0.50)       (0.24)      (0.17)
                                     -----------  -----------  -----------  -----------  -----------  -----------  -----------
Net increase (decrease) in net asset
 value..............................      (0.34)        0.18         0.55         (0.12)        1.76         0.18        0.89

Net asset value per share, end of
 period.............................      $9.66       $10.18       $10.55         $9.88       $11.76       $10.18      $10.89
                                     -----------  -----------  -----------  -----------  -----------  -----------  -----------
                                     -----------  -----------  -----------  -----------  -----------  -----------  -----------

TOTAL RETURN (A) **.................       2.20%        8.96%        8.30%        (0.38%)       22.59%        4.24%      10.59%

Net assets, end of period (000's
 omitted)...........................     $3,175       $2,339       $4,634        $5,382       $7,814       $6,734      $6,634
Ratio to average net assets of: ***
  Expenses, net of fee waivers and
    expense reimbursements..........       0.85%        0.73%        1.00%         0.90%        1.00%        0.65%       1.40%
  Expenses, prior to fee waivers and
    expense reimbursements..........       2.95%        4.09%        2.66%         2.14%        2.03%        2.14%       2.59%
  Net investment income, net of fee
    waivers and expense
    reimbursements..................       6.54%        8.32%        3.26%         0.95%        2.04%       (0.01%)       0.48%
Portfolio turnover rate **..........        421%         165%         241%          131%         349%          79%         62%
Average commission rate paid per
 share of securities purchased and
 sold...............................         --           --   $    0.0549  $     0.0594 $     0.0383 $     0.0470 $    0.0323


------------------------------


  * Commencement of operations.



 ** Not annualized.



*** Annualized.



 (a)Total returns and expense ratios do not reflect any seperate account charges under variable annuity contracts. Results would be lower if such charges were included.

                       INVESTMENT OBJECTIVES AND POLICIES

    Each Fund has one or more investment objectives and related investment policies and uses various investment techniques to pursue these objectives and policies. THERE CAN BE NO ASSURANCE THAT ANY FUND WILL ACHIEVE ITS INVESTMENT OBJECTIVE OR OBJECTIVES. Investors should not consider any one Fund alone to be a complete investment program. All of the Funds are subject to the risk of changing economic conditions, as well as the risk inherent in the ability of the sub-adviser to make changes in the portfolio composition of the Fund in anticipation of changes in economic, business, and financial conditions. As with any security, a risk of loss is inherent in an investment in the shares of any of the Funds.

    The different types of securities, investments, and investment techniques used by each Fund all have attendant risks of varying degrees. For example, with respect to equity securities, there can be no assurance of capital appreciation and there is a substantial risk of decline. With respect to debt securities, there exists the risk that the issuer of a security may not be able to meet its obligations on interest or principal payments at the time required by the instrument. In addition, the value of debt instruments generally rises and falls inversely with prevailing current interest rates. As described below, an investment in certain of the Funds entails additional risks as a result of their ability to invest a substantial portion of their assets in either foreign investments or small capitalization issuers or both. In addition, the International Equity Fund is not diversified as defined in the Investment Company Act of 1940, as amended (the "1940 Act"), and this entails certain special risks. See "Investment Methods and Risks."

    Certain types of investments and investment techniques common to one or more Funds are described in greater detail, including the risks of each, under "Investment Methods and Risks" and in the Statement of Additional Information ("SAI"). The Funds are also subject to certain investment restrictions that are described under the caption "Investment Restrictions" in either this prospectus or the SAI.

    The investment objective or objectives of each Fund, as well as the investment policies that are not fundamental, may be changed by the Trust's Board of Trustees without shareholder approval. Certain of the investment restrictions of each Fund are fundamental, however, and may not be changed without the approval of a majority of the votes attributable to the outstanding shares of that Fund. See "Investment Restrictions."

INVESTMENT GRADE BOND FUND

    The Investment Grade Bond Fund's investment objective is to provide a high total return consistent with moderate risk of capital and maintenance of liquidity. Total return will consist of income plus realized and unrealized capital gains and losses. Although the net asset value of the Fund will fluctuate, the Fund attempts to preserve the value of its investments to the extent consistent with its objective. The Fund is designed for investors who seek a total return over time that is higher than that generally available from a portfolio of shorter-term obligations while recognizing the greater price fluctuation of longer-term instruments.


    J.P. Morgan Investment Management, Inc. ("Morgan"), the sub-adviser, actively manages the Fund's investments, including their duration, the allocation of securities across market sectors, and the selection of specific securities within sectors. Based on fundamental, economic and capital markets research, Morgan adjusts the duration of the portfolio in light of market conditions and Morgan's interest rate outlook. For example, if interest rates are expected to fall, the duration may be lengthened to take advantage of the expected associated increase in bond prices. Morgan also actively allocates the Fund's assets among the broad sectors of the fixed-income market including, but not limited to, obligations issued or guaranteed by U.S. Government agencies or instrumentalities where the Fund must look principally to the issuing or guaranteeing agency for ultimate repayment ("U.S. Government Securities"), corporate securities, private placements, asset-backed and mortgage-related securities. Specific securities which Morgan believes are undervalued are selected for purchase within the sectors using advanced quantitative tools, analysis of credit risk, the expertise of a dedicated trading desk, and the judgment of fixed-income portfolio managers and analysts. Under normal circumstances, Morgan intends to keep the Fund essentially fully invested with at least 65% of the portfolio's assets invested in bonds.

    Duration is a measure of the weighted average maturity of the bonds held in the Fund and can be used as a measure of the sensitivity of the Fund's market value to changes in interest rates. Under normal market conditions the Fund's duration will range between one year shorter and one year longer than the duration of the U.S. investment grade fixed-income universe, as represented by Salomon Brothers Broad Investment Grade Bond Index, the Fund's benchmark. Currently, the Benchmark's duration is approximately 5 years. The maturities of the individual securities in the Fund may vary widely, however.


    The Investment Grade Bond Fund intends to manage its portfolio actively in pursuit of its investment objective. Portfolio transactions are undertaken principally to accomplish the Fund's objective in relation to expected movements in the general level of interest rates, but the Fund may also engage in short-term trading consistent with its objective. To the extent the Fund engages in short-term trading, it may incur increased transaction costs.

    The Fund may invest in a broad range of debt securities of domestic and foreign issuers. These include debt securities of various types and maturities, e.g., debentures, notes, equipment trust certificates and other collateralized securities and zero coupon securities. The Fund does not intend to invest in common stock but may invest to a limited extent in convertible debt or preferred stock. The Fund does not expect to invest more than 25% of its assets in securities of foreign issuers. If the Fund invests in non-U.S. dollar denominated securities, it will hedge the foreign currency exposure into the U.S. dollar. See "Investment Methods and Risks" for further information on foreign investments and convertible securities.

    The Investment Grade Bond Fund may invest in obligations issued or guaranteed by the U.S. Government and backed by the full faith and credit of the United States. These securities include Treasury securities, obligations of the Government National Mortgage Association ("GNMA Certificates"), the Farmers Home Administration and the Export Import Bank. The Fund may also invest in obligations issued or guaranteed by U.S. Government agencies or instrumentalities where the Fund must look principally to the issuing or guaranteeing agency for ultimate repayment; some examples of agencies or instrumentalities issuing these securities are the Federal Farm Credit System, the Federal Home Loan Banks and the Federal National Mortgage Association. Although these governmental issuers are responsible for payments on their securities, they do not guarantee their market value.

    The Fund may also invest in municipal obligations which may be general obligations of the issuer or payable only from specific revenue sources. However, the Fund will invest only in municipal obligations that have been issued on a taxable basis or have an attractive yield excluding tax considerations. In addition, the Fund may invest in debt securities of foreign issuers. See "Investment Methods and Risks" for information on foreign investments.

    The Investment Grade Bond Fund may purchase money market instruments to invest temporary cash balances or to maintain liquidity to meet withdrawals. However, the fund may also invest in money market instruments or hold cash as a temporary defensive measure taken during, or in anticipation of, adverse market conditions. The money market investments permitted for the Fund include the following: (1) U.S. Government Securities; (2) commercial paper (unsecured promissory notes including variable amount master demand notes) issued or guaranteed by U.S. corporations or other entities; (3) corporate debt securities and obligations issued or guaranteed by U.S. banks (including certificates of deposit, bank notes, loan participation interests, commercial paper, unsecured promissory notes, time deposits, and bankers' acceptances); (4) unrated corporate debt securities, commercial paper and bank obligations; (5) unrated notes, paper, obligations or other instruments; and (6) repurchase agreements with banks and government securities dealers that are recognized as primary dealers by the Federal Reserve System.

    It is a policy of the Investment Grade Bond Fund that under normal circumstances at least 65% of its total assets will consist of securities that are rated at least A by Moody's Investors Service, Inc. ("Moody's") or Standard & Poor's Corporation ("Standard & Poors") or that are unrated but in Morgan's opinion are of comparable quality. In the case of 30% of the Fund's investments, the Fund may purchase debt securities that are rated Baa or better by Moody's or BBB or better by Standard & Poor's or are unrated and in Morgan's opinion are of comparable quality. The remaining 5% of the Fund's assets may be invested in debt securities that are rated Ba or better by Moody's or BB or better by Standard & Poor's or are unrated and in Morgan's opinion of comparable quality. Securities rated Baa by Moody's or BBB by

Standard & Poor's are considered investment grade, but have some speculative characteristics. Securities rated Ba by Moody's or BB by Standard & Poor's are below investment grade and considered to be speculative with regard to payment of interest and principal. These standards must be satisfied at the time an investment is made. If the quality of the investment later declines, the Fund may continue to hold the investment. A more detailed discussion of the risks associated with lower rated corporate debt obligations is found in "Investment Methods and Risks" under "Lower Rated Corporate Debt Obligations" and in the SAI. See Appendix A to the SAI for a description of corporate bond ratings assigned by Standard & Poor's and Moody's.


    The Investment Grade Bond Fund may invest in certain instruments or utilize investment techniques that involve special risks. These include: convertible securities, when-issued and delayed delivery securities, repurchase agreements, reverse repurchase agreements, dollar roll transactions, lending portfolio securities, borrowing from a bank, American Depository Receipts ("ADRs"), European Depository Receipts ("EDRs"), foreign currency, forward foreign currency exchange transactions, option contracts, futures contracts and options on futures contracts. The Fund may invest in obligations issued or guaranteed by foreign national governments, their agencies, instrumentalities, or political subdivisions (including any entity which is majority owned by such government, agency, instrumentality, or political subdivision), debt securities of foreign companies, and securities issued or guaranteed by certain supranational entities such as the World Bank, Asian Development Bank and European Investment Bank. The Fund may also invest in collateralized mortgage obligations ("CMO's"), including sequential pay CMOs, parallel pay CMOs and Planned Amortization Class CMOs ("PAC Bonds"). Parallel pay CMOs are structured to provide payments of principal on each specified payment date. PAC Bonds generally require payments of a specified amount of principal on each payment date. The Fund may invest up to 15% of its assets in illiquid securities. These investments and techniques and their attendant risks are described in "Investment Methods and Risks." The Fund will be diversified as defined by the 1940 Act.


HIGH YIELD BOND FUND

    The High Yield Bond Fund seeks a high level of current income. The Fund will seek to achieve its objective by investing primarily in corporate obligations with emphasis on higher-yielding, higher risk, lower-rated or unrated securities. Under normal conditions, Massachusetts Financial Services Company ("MFS"), the sub-adviser, expects that the Fund's assets will primarily consist of a diversified portfolio of high-yielding bonds, convertible securities and preferred stock of both domestic and foreign issuers. The Fund may purchase securities on a when-issued basis and on a forward commitment basis.

    The debt securities in which the High Yield Bond Fund may invest include bonds, debentures, notes, equipment lease certificates, equipment trust certificates (including interests in trusts or other entities representing such obligations), conditional sales contracts, commercial paper and U.S. Government Securities, mortgage-backed securities including CMOs, stripped mortgage-backed securities, asset-backed bonds, collateralized bond or loan obligations, bonds on which interest is payable in kind, deferred interest bonds and zero coupon bonds. The Fund may also invest in parallel pay CMOs and PAC Bonds. The High Yield Bond Fund also may invest in common stocks, warrants, loan participation, assignments, securities sold through private placements and ADRs. The sub-adviser believes that these investments will increase the Fund's diversification and enhance return, but also involve certain risks, described below. These investments and techniques and their attendant risks are described in "Investment Methods and Risks."

    The High Yield Bond Fund may also invest in other instruments or utilize investment techniques that involve special risks. These include: emerging market securities, brady bonds, interest rate swaps, currency swaps, other types of available swap agreements, mortgage dollar roll transactions, options on securities and securities indices, forward foreign currency exchange contracts, options on foreign currency, futures contracts and options thereon, repurchase agreements, borrowing from a bank and lending portfolio securities. The Fund may invest up to 15% of its assets in illiquid securities. The Fund may also invest up to 50% (and MFS expects generally to invest between 0% and 20%) of its total assets in foreign securities (not including ADRs). The Fund may hold foreign currency received in connection with investments in foreign securities when, in the judgment of the sub-adviser, it would be beneficial to convert such currency into U.S. dollars at a later date, based on anticipated changes in the relevant exchange rate. The Fund may also hold foreign currency in anticipation of purchasing foreign securities.

    The Fund may invest in futures contracts for hedging purposes only. The Fund has adopted the additional restriction that it will not enter into a futures contract if, immediately thereafter, the value of securities and other obligations underlying all such futures contracts would exceed 50% of the value of the Fund's total assets.

    The High Yield Bond Fund may sell a security short as a hedge against portfolio holdings whose credit is deteriorating. The Fund's short sales are limited to situations where the Fund owns a debt security of a company and sells short a different type of security issued by the same company such as common or preferred stock or a senior or junior debt security. The total market value of all securities sold short may not exceed 2% of the Fund's net assets.

    During periods of unusual market conditions when the sub-adviser believes that investing for temporary defensive purposes is appropriate, part or all of the assets of the Fund may be invested in cash (including foreign currency) or short-term money market instruments.


    When and if available, fixed-income securities may be purchased at a discount from face value. However, the Fund does not intend to hold such securities to maturity for the purpose of achieving potential capital gains, unless current yields on these securities remain attractive. From time to time the Fund may purchase securities not paying interest at the time acquired if, in the opinion of the sub-adviser, such securities have the potential for future income or capital appreciation.


    Securities offering the high current income sought by the High Yield Bond Fund are ordinarily in the lower rating categories of recognized rating agencies (that is, ratings of Baa or lower by Moody's or BBB by Standard & Poor's) or are unrated and generally involve greater volatility of price and risk of principal and income than securities in the higher rating categories. The Fund may invest in securities rated Baa by Moody's or BBB by Standard & Poor's as well as securities rated Ba or lower by Moody's or BB or lower by Standard & Poor's. No minimum rating standard is required by the Fund. A detailed discussion of the risks associated with lower rated corporate debt obligations is found in "Investment Methods and Risks" under "Lower Rated Corporate Debt Obligations" and in the SAI. See Appendix A to the SAI for a description of corporate bond ratings assigned by Standard & Poor's and Moody's.


    While the sub-adviser may refer to ratings issued by established credit rating agencies, it is not the Fund's policy to rely exclusively on ratings issued by these rating agencies, but rather to supplement such ratings with MFS's own independent ongoing review of the credit quality. The Fund's achievement of its investment objective may be more dependent on the sub-adviser's own credit analysis than in the case of an investment company primarily investing in higher quality fixed-income securities. Since shares of the Fund represent an investment in securities with fluctuating market prices, the value of shares of the Fund will vary as the aggregate value of the portfolio securities of the Fund increases or decreases. However, changes in the value of securities subsequent to their acquisition will not affect cash income or yield to maturity to the Fund.


    The Fund seeks to maximize the return on its portfolio by taking advantage of market developments, yield disparities and variations in the creditworthiness of issuers. This may result in increases or decreases in the holding by the Fund of debt securities which sell at moderate to substantial premiums or discounts from face value. Moreover, if the sub-adviser's expectations of changes in interest rates or its evaluation of the normal yield relationship between two securities proves to be incorrect, the income, net asset value and potential capital gain of the Fund may be decreased or its potential capital loss may be increased. The Fund will be diversified as defined under the 1940 Act.

BALANCED FUND


    The Balanced Fund's investment objective is to provide a high total return from a diversified portfolio of equity and fixed-income securities. Total return will consist of income plus realized and unrealized capital gains and losses. The Fund seeks to provide a total return that approaches that of the universe of equity securities of large and medium sized U.S. companies and that exceeds the return typical of a portfolio of fixed-income securities. The Fund attempts to achieve this return by investing in equity and fixed-income instruments, as described below.



    The Balanced Fund is designed primarily for investors who wish to invest for long term objectives such as retirement. It is appropriate for investors who seek to attain real appreciation in the market value of their investments over the long term, but with somewhat less price fluctuation than a portfolio consisting only of equity securities. The Fund may be an attractive option for investors who want a professional investment adviser to decide how their investments should be allocated between equity and fixed-income securities.



    Under normal circumstances, the Fund will be invested approximately 65% in equity and 35% in fixed-income securities. However, J.P. Morgan Investment Management, Inc. ("Morgan"), the sub-adviser, may allocate the Fund's investments between these asset classes in a manner consistent with the Fund's investment objective and current market conditions. Using a variety of analytical tools, the sub-adviser assesses the relative attractiveness of each asset class and determines an optimal allocation between them. The sub-adviser then selects securities within each asset class based on fundamental research and quantitative analysis.


    Morgan intends to manage the Balanced Fund actively in pursuit of its investment objective. Since the Fund has a long-term investment perspective, it does not intend to respond to short-term market fluctuations or to acquire securities for the purpose of short-term trading; however, it may take advantage of short-term trading opportunities that are consistent with its objective. To the extent the Fund engages in short-term trading, it may incur increased transaction costs.

    With regard to the equity component of the Balanced Fund, Morgan seeks to achieve a high total return through fundamental analysis, systematic stock valuation and disciplined portfolio construction. Based on internal fundamental research, the sub-adviser uses a dividend discount model to value equity securities and rank a universe of large and medium capitalization companies within economic sectors according to their relative value. The sub-adviser then buys and sells securities within each economic sector based on this valuation process to seek to enhance the Fund's return. In addition, Morgan uses this disciplined portfolio construction process to seek to reduce the volatility of the equity portion of the Fund relative to that of the Standard & Poor's 500 Index.

    The Fund's equity investments will be primarily the common stock of large and medium sized U.S. companies with market capitalizations above $1.5 billion, including common stock of any class or series or any similar equity interest, such as trust or limited partnership interests. The Fund's equity investments may also include ADRs, preferred stock, warrants, rights and convertible securities. The Fund's equity securities may or may not pay dividends and may or may not carry voting rights.


    For the fixed-income component of the Balanced Fund, Morgan seeks to provide a high total return by actively managing the duration of the Fund's fixed-income securities, the allocation of securities across market sectors, and the selection of securities within sectors. Based on fundamental, economic and capital markets research, the sub-adviser adjusts the duration of the Fund's fixed-income investments in light of market conditions. The sub-adviser also actively allocates the Fund's fixed-income investments among the broad sectors of the fixed-income market. Securities which the sub-adviser believes are undervalued are selected for purchase from the sectors using advanced quantitative tools, analysis of credit risk, the expertise of a dedicated trading desk, and the judgment of fixed-income portfolio managers and analysts.



    The Fund may invest in a broad range of debt securities of domestic issuers. These include corporate bonds, debentures, notes, mortgage-related securities, asset-backed securities, and CMOs, including sequential pay CMOs, parallel pay CMOs, PAC Bonds and private placements. The Fund may invest in U.S. Government and agency securities, including Treasury securities, GNMA Certificates, the Farmers Home Administration and the Export Import Bank. The Fund may also invest in municipal obligations which may be general obligations of the issuer or payable only from specific revenue sources. However, the Fund will invest only in municipal obligations that have been issued on a taxable basis or have an attractive yield excluding tax considerations. In addition, the Fund may invest in debt securities of foreign issuers.

    Under normal circumstances at least 65% of the Fund's assets invested in fixed-income securities will consist of securities that are rated at least A by Moody's or Standard & Poor's or that are unrated and in Morgan's opinion are of comparable quality. In the case of 30% of the Fund's fixed-income investments, the Fund may purchase debt securities that are rated Baa or better by Moody's or BBB or better by Standard & Poor's or are unrated and in Morgan's opinion are of comparable quality. The remaining 5% of the Fund's fixed-income investments may be debt securities rated Ba by Moody's or BB by Standard & Poor's or unrated and in Morgan's opinion are of comparable quality. These standards must be satisfied at the time an investment is made. If the quality of the investment later declines, the Fund may continue to hold the investment. A detailed discussion of the risks associated with lower rated corporate debt obligations is found in "Investment Methods and Risks" under "Lower Rated Corporate Debt Obligations" and in the SAI. See Appendix A to the SAI for a description of the corporate bond ratings assigned by Standard & Poor's and Moody's.


    In addition, the Balanced Fund may invest in securities on a when-issued or forward commitment basis, invest in securities issued by supranational entities and foreign companies, purchase ADRs and foreign currency, enter into repurchase and reverse repurchase agreements, enter into dollar roll transactions, loan its portfolio securities, purchase money market instruments and enter into forward contracts on foreign currencies. The Fund may use options on securities and indexes of securities, futures contracts and options on futures contracts for hedging and risk management purposes. The Fund may also invest up to 15% of its assets in illiquid securities. The Fund may borrow from banks. These securities and techniques and their attendant risks are described in "Investment Methods and Risks."

    The Balanced Fund may invest in the types of money market instruments the Investment Grade Bond Fund may invest. Under normal circumstances, the Fund will purchase these securities to invest temporary cash balances or to maintain liquidity to meet withdrawals. However, the Fund may invest in money market instruments as a temporary defensive measure taken during, or in anticipation of, adverse market conditions. The Fund may also hold cash during such times. The Fund will be diversified as defined under the 1940 Act.

GROWTH & INCOME FUND


    The Growth & Income Fund's investment objectives are to provide growth of capital and income. The Fund will pursue its objectives by investing primarily in equity securities and various income producing securities, including, but not limited to, dividend paying equity securities, fixed-income securities and money market instruments. The Fund may purchase securities on a when-issued or forward commitment basis.


    The portion of the Fund invested at any given time in each of these asset classes will vary depending on market conditions, and there may be extended periods when the Fund is primarily invested in one of them. In addition, the amount of income derived from the Fund will fluctuate depending on the composition of the Fund's holdings and will tend to be lower when a higher portion of the Fund is invested in equity securities.

    Under normal market conditions, Warburg, Pincus Counsellors, Inc. ("Warburg"), the Fund's sub-adviser, will invest substantially all of the Fund's assets in equity securities, including common stocks, securities which are convertible into common stocks and readily marketable securities, such as rights and warrants, which derive their value from common stock. Investments in common stock in general are subject to market risks that may cause their prices to fluctuate over time. Therefore, an investment in the Growth & Income Fund may be more suitable for long-term investors who can bear the risk of these fluctuations. The Fund may invest up to 20% of its total assets in securities of foreign issuers and may invest without limit in ADRs and small capitalization companies. The Fund may also invest up to 15% of its assets in illiquid securities. The Growth & Income Fund may from time to time hold various foreign currencies pending their investment in foreign securities or their conversion into U.S. dollars.

    The Fund may also use certain investment techniques that entail special risks. These include: reverse repurchase agreements, dollar roll transactions, listed and unlisted options on securities and securities indices, futures contracts and options thereon, holding and trading foreign currency, forward foreign currency contracts, futures contracts on foreign currency and option contracts on foreign currencies. The Growth & Income Fund will invest in futures contracts and options on futures contracts for hedging purposes or to increase total return so long as aggregate initial margins and premiums required for non-hedging positions do not exceed 5% of the Fund's net assets, after taking into account any unrealized profits and losses on any such contracts. The Fund may also purchase mortgage-backed securities, asset-backed securities and foreign government securities, borrow from banks, lend portfolio securities and engage in short sales against the box. These securities and techniques and their attendant risks are described in "Investment Methods and Risks."

    When in the judgment of Warburg market conditions warrant, the Growth & Income Fund may, for temporary defensive purposes, hold part or all of its assets in cash and money market instruments of the type in which the Investment Grade Bond Fund may invest as well as foreign currencies. The Fund will be diversified as defined in the 1940 Act.

GROWTH FUND


    The Growth Fund seeks capital growth. The Fund invests primarily in equity securities that Strong Capital Management, Inc. ("Strong"), the Growth Fund's sub-adviser, believes have above-average growth prospects. Under normal market conditions, the Fund will invest at least 65% of its total assets in equity securities, including common stocks, preferred stocks and securities convertible into common or preferred stocks, such as warrants and convertible bonds. While the emphasis of the Growth Fund is clearly on equity securities, the Growth Fund may invest a limited portion of its assets in debt obligations when the Fund's sub-adviser perceives that they are more attractive than stocks on a long-term basis. When the sub-adviser determines that market conditions warrant a temporary defensive position, the Growth Fund may invest without limitation in cash and short-term fixed-income securities.



    Strong will generally invest Fund assets in companies whose earnings are believed to be in a relatively strong growth trend, and, to a lesser extent, in companies in which significant further growth is not anticipated but whose market value is thought to be undervalued. In identifying companies with favorable growth prospects, the sub-adviser ordinarily looks to certain other characteristics, such as the following: (1) prospects for above-average sales and earnings growth; (2) high return on invested capital; (3) overall financial strength, including sound financial and accounting policies and a strong balance sheet; (4) competitive advantages, including innovative products and service;
(5) effective research, product development, and marketing; and (6) stable, capable management.



    The Growth Fund may invest up to 35% of its total assets in debt obligations that are considered investment grade or, if not rated, of equivalent investment quality as determined by Strong, including intermediate to long-term corporate, U.S. Government or agency debt securities, bank obligations or commercial paper. Although the debt obligations in which it invests will be primarily investment grade, the Fund may invest up to 5% of its net assets in non-investment grade debt obligations (debt securities rated Ba or lower by Moody's or BB or lower by Standard & Poor's). A detailed discussion of the risks associated with lower rated debt obligations is found in "Investment Methods and Risks" under "Lower Rated Corporate Debt Obligations" and in the SAI. See Appendix A to the SAI for a description of the bond ratings assigned by Standard & Poor's and Moody's.



    The Growth Fund may invest up to 25% of its net assets directly in foreign securities, including both direct investments and investments made through depositary receipts. See "Implementation of Policies & Risks--Foreign Securities and Currencies" for the special risks associated with foreign investments.


    While the Growth Fund will generally invest in securities for the purpose of seeking long-term capital gains, it may engage in short-term trading to maximize capital appreciation. Changes in the investment portfolio will be made whenever Strong believes they are advisable, either as a result of a security having reached its price objective, or for reasons not foreseen at the time of the investment without regard to the length of time the security has been held by the Fund. As a result, short-term trading may cause portfolio turnover to be higher than that of other funds with less aggressive trading strategies, which may, in turn, increase the Fund's transaction costs.

    The Fund may purchase obligations on a when-issued or forward commitment basis, enter into repurchase, reverse repurchase and mortgage dollar roll agreements, swap agreements, foreign currency transactions, loan its portfolio securities, purchase restricted securities, forward foreign currency contracts, options and futures contracts and borrow from banks. The Fund may purchase zero coupon bonds, mortgage and other asset backed securities, bonds with interest payable in kind, foreign government securities and the securities of unsecured issuers. The Fund may also purchase the securities of other investment companies and small capitalization companies. The Growth Fund may make short sales "against the box," and invest up to 15% of its assets in illiquid securities. These investments and techniques and their attendant risks are described in "Investment Methods and Risks." The Fund will be a diversified investment company.

EMERGING GROWTH FUND

    The Emerging Growth Fund's investment objective is capital appreciation. The Fund will pursue its objective by investing in a diversified portfolio of equity securities selected on the basis of their potential for growth. The Fund does not seek current income. The Fund invests in the equity securities of companies which are listed on domestic and foreign securities exchanges or are traded in the over-the-counter markets. The securities acquired by the Emerging Growth Fund are primarily issues of companies which the Fund's sub-adviser, Massachusetts Financial Services Company ("MFS"), believes possess above-average potential for appreciation. Under normal market conditions, at least 80% of the Fund's net assets will be invested in the securities of such issuers.

    Securities in which the Fund invests may be speculative and may involve substantial risk. A risk of investing in small, emerging companies is that they often have limited product lines, markets or financial resources, and their securities may be subject to more abrupt or erratic market movements than securities of larger, more established companies or market averages in general. In addition, there may be less research available on many promising small and medium-sized emerging growth companies, making it more difficult to find and analyze these companies. The Fund, therefore, may be subject to greater fluctuation in value than a conservative equity fund or growth fund which invests entirely in proven growth stocks.

    While the Emerging Growth Fund will invest primarily in common stocks, the Fund may, to a limited extent, seek appreciation in other types of securities such as foreign or convertible securities and warrants when relative values make such purchases appear attractive either as individual issues or as types of securities in certain economic environments. The Fund may also enter into forward foreign currency exchange contracts for the purchase or sale of foreign currency for hedging purposes and non-hedging purposes, including transactions entered into for the purpose of profiting from anticipated changes in foreign currency exchange rates, as well as options on foreign currencies. The Fund may also hold foreign currency. The Fund may invest up to 25% (and expects generally to invest between 0% to 10%) of its total assets in foreign securities not including ADRs. The Fund may hold cash equivalents or other forms of debt securities as a reserve for future purchases of common stock or to meet liquidity needs.

    The Fund may invest in mortgage-backed and corporate asset-backed securities. The Fund may write covered call and put options and purchase call and put options on securities and stock indices. The Fund may also purchase and sell stock index futures contracts and may write and purchase options thereon for hedging purposes and for non-hedging purposes, subject to applicable law. In addition, the Fund may purchase portfolio securities on a when-issued or on a forward commitment basis. The Fund may also invest a portion of its assets in loan participations or other direct indebtedness.


    While it is not generally the Fund's policy to invest or trade for short-term profits, the Fund may dispose of a portfolio security whenever the sub-adviser is of the opinion that such security no longer has an appropriate appreciation potential or when another security appears to offer relatively greater appreciation potential. Subject to tax requirements, portfolio changes are made without regard to the length of time a security has been held or whether a sale would result in a profit or loss.

    The Emerging Growth Fund may invest up to 20% of its net assets in debt securities considered investment grade or, if not rated, of equivalent investment quality, however, this restriction does not apply to convertible securities. The Fund may also invest up to 5% of its net assets in non-investment grade debt securities. See Appendix A to the SAI for a description of the corporate bond ratings assigned by Standard & Poor's and Moody's. No minimum rating standard is required by the Fund. To the extent the Emerging Growth Fund invests in these lower rated fixed-income securities, the achievement of its investment objective may be more dependent on MFS's own credit analysis than in the case of a Fund investing in higher quality bonds. While the sub-adviser may refer to ratings issued by established credit rating agencies, it is not a policy of the Fund to rely exclusively on ratings issued by these agencies, but rather to supplement such ratings with MFS's own independent and ongoing review of credit quality.


    The Fund may invest in forward commitments, floating or variable rate instruments, reverse repurchase agreements, and when-issued securities. The Fund may invest up to 15% of its assets in illiquid securities. The Fund may also invest in ADRs, emerging markets securities and may lend portfolio securities. When adverse market conditions warrant, the Fund may assume a temporary defensive position by investing a large portion or all of its assets in cash or cash equivalents including, but not limited to, obligations of banks with assets of $1 billion or more (including certificates of deposit, bankers' acceptances and repurchase agreements), commercial paper, short-term notes, U.S. Government Securities and related repurchase agreements. A detailed discussion of the risks associated with lower rated corporate debt obligations is found in "Investment Methods and Risks" under "Lower Rated Corporate Debt Obligations" and in the SAI.

    The Fund will be a diversified investment company.

INTERNATIONAL EQUITY FUND


    The International Equity Fund's investment objective is long-term capital appreciation. The Fund will seek to achieve its objective by investing substantially all, and at least 65%, of its total assets in equity and equity-related securities of companies from countries outside of the United States. The Fund will be "non-diversified" as defined in the 1940 Act. See "Non-Diversified Status." The International Equity Fund is intended for investors who can accept the risks involved in investments in equity and equity-related securities of non-U.S. issuers, as well as in foreign currencies and in the active management techniques that the Fund generally employs.


    The equity and equity-related securities in which the International Equity Fund will primarily invest are common stock, preferred stock, convertible debt obligations, convertible preferred stock and warrants or other rights to acquire stock that Lombard Odier International Portfolio Management Limited ("Lombard Odier"), the sub-adviser, believes offer the potential for long-term capital appreciation. Issuers of such securities may include smaller, emerging companies. The Fund also may invest in securities of foreign issuers in the form of sponsored and unsponsored ADRs, EDRs or other similar instruments representing securities of foreign issuers. The Fund may purchase securities on a when-issued basis. See "Investment Methods and Risks."

    While the investment policy of the Fund is to be broadly diversified as to both countries and individual issuers, Lombard Odier selects individual countries and securities on the basis of several factors. Investments are allocated among issuers in countries selected based on a comparison of values between the equity markets in those countries. This comparison is based upon criteria such as return on equity, book value, earnings, dividends, and interest rates in each market. After evaluating these factors and others for each country and comparing opportunities among countries, the sub-adviser selects those countries which, in its opinion, have the most attractive equity markets. This evaluation is influential in deciding the amount of investment in each equity market. Individual equity securities are selected within each market. The International Equity Fund will invest in individual equity securities based on factors such as book value, earnings per share and other financial data. The sub-adviser will also endeavor to identify industry, political, and geographical trends which may affect equity values within individual countries or among a group of countries. The Fund may also invest cash temporarily in short-term debt instruments to maintain liquidity or pending other investment.

    The International Equity Fund may purchase and sell foreign currency on a spot basis in connection with the settlement of transactions in securities traded in such foreign currency. The Fund will not purchase and sell foreign currencies for speculative purposes. The Fund may enter into forward foreign currency contracts and foreign currency futures contracts for hedging purposes only. This includes entering into forward foreign currency contracts and foreign currency futures contracts as an anticipatory hedge.

    The International Equity Fund may invest cash, held to meet redemption requests and expenses, in obligations of the United States and of foreign governments (including their political subdivisions), commercial paper, bankers' acceptances, certificates of deposit and other short-term evidences of indebtedness. The Fund will only purchase commercial paper if it is rated Prime-1 or Prime-2 by Moody's or A-1 or A-2 by Standard & Poor's. The Fund also may invest cash held for such purposes in short-term, high grade foreign debt securities. The Fund may lend portfolio securities to unaffiliated brokers, dealers and financial institutions provided that (a) immediately after any such loan, the value of the securities loaned does not exceed 15% of the total value of the Fund's assets, and (b) any securities loan is collateralized in accordance with applicable regulatory requirements.

    The International Equity Fund may invest up to 15% of its assets in illiquid securities. The Fund also may make short sales and short sales "against the box". The Fund may not make short sales or maintain a short position if to do so would cause more than 25% of its total assets, taken at market value, to be held as collateral for such sales.

    The International Equity Fund's investments may include U.S. Government Securities, restricted securities, mortgage-backed obligations, repurchase agreements, debt obligations of corporate and asset-backed issuers, debt obligations of foreign governments and their respective agencies, instrumentalities, political subdivisions and authorities and debt obligations issued or guaranteed by international or supranational entities that, in the opinion of Lombard Odier, offer the potential to enhance total return. The timing of purchase and sale transactions in debt obligations may result in capital appreciation or depreciation because the value of debt obligations varies inversely with prevailing interest rates. Under normal circumstances, the Fund will not invest more than 35% of its total assets in such debt obligations. The debt obligations in which the Fund may invest will be rated BBB or higher by S&P or Baa or higher by Moody's, or if unrated, determined by the sub-adviser to be of comparable credit quality. The Fund will limit its investment in corporate debt obligations to less than 35% of its total assets. A detailed discussion of the risks associated with lower rated corporate debt obligations is found in "Investment Methods and Risks" under "Lower Rated Corporate Debt Obligations" and in the SAI. See Appendix A to the SAI for a description of the corporate bond ratings assigned by Standard & Poor's and Moody's.

    Notwithstanding the International Equity Fund's investment objective of long-term capital appreciation through investment in equity and equity-related securities of non-U.S. issuers or of companies whose securities are principally traded outside the United States, the Fund may on occasion, for temporary defensive purposes to preserve capital, hold part or all of its assets in cash, money market instruments, non-convertible preferred stocks, or, subject to certain tax restrictions, foreign currencies. The Fund may assume a temporary defensive posture only when political and economic factors affect foreign equity markets to such an extent that the sub-adviser believes there to be extraordinary risks in being substantially invested in such markets.

                          INVESTMENT METHODS AND RISKS

CONVERTIBLE SECURITIES

    All Funds may invest in convertible securities. Convertible securities may include corporate notes or preferred stock but are ordinarily a long-term debt obligation of the issuer convertible at a stated price or at a stated exchange rate into common stock of the issuer. As with all debt securities, the market value of convertible securities tends to decline as interest rates increase and, conversely, to increase as interest rates decline. Convertible securities generally offer lower interest or dividend yields than non-convertible securities of similar quality. However, when the market price of the common stock underlying a convertible security exceeds the conversion price, the price of the convertible security tends to reflect the value of the underlying common stock. As the market price of the underlying common stock declines, the convertible security tends to trade increasingly on a yield basis, and thus may not depreciate to the same extent as the underlying common stock. Convertible securities generally rank senior to common stocks in an issuer's capital structure and are consequently of higher quality and entail less risk of declines in market value than the issuer's common stock. However, the extent to which such risk is reduced depends in large measure upon the degree to which the convertible security sells above its value as a fixed-income security. The convertible debt securities in which a Fund may invest are subject to the same rating criteria as that Fund's investment in non-convertible debt securities.

FIXED-INCOME SECURITIES

    All Funds may invest in fixed-income securities. Fixed-income securities in which the Funds may invest will tend to decrease in value when prevailing interest rates rise and increase in value when prevailing interest rates fall. Because the value of a Fund's investments in fixed-income securities is interest rate sensitive, its performance may be affected by the sub-adviser's ability to anticipate and respond to fluctuations in market interest rates. Fixed-income securities that the various Funds may invest in include U.S. Government Securities, debt obligations of states or municipalities or state or municipal government agencies or instrumentalities, corporate debt obligations, preferred stock, zero coupon bonds and deferred interest bonds.

    U.S. GOVERNMENT SECURITIES. All of the Funds may purchase U.S. Government Securities. U.S. Government Securities are obligations issued or guaranteed by the U.S. Government, its agencies, authorities or instrumentalities. Some U.S. Government Securities, such as Treasury bills, notes and bonds, which differ only in their interest rates, maturities and times of issuance, are supported by the full faith and credit of the United States. Others, such as obligations issued or guaranteed by U.S. Government agencies, authorities or instrumentalities are supported either by (a) the full faith and credit of the U.S. Government (such as securities of the Small Business Administration), (b) the right of the issuer to borrow from the Treasury (such as securities of the Federal Home Loan Banks), (c) the discretionary authority of the U.S. Government to purchase the agency's obligations (such as securities of the Federal National Mortgage Association), or (d) only the credit of the issuer. No assurance can be given that the U.S. Government will provide financial support to U.S. Government agencies, authorities or instrumentalities in the future. U.S. Government Securities may also include zero coupon bonds.

    Securities guaranteed as to principal and interest by the U.S. Government, its agencies, authorities or instrumentalities are considered to include (a) securities for which the payment of principal and interest is backed by a guarantee of or an irrevocable letter of credit issued by the U.S. Government, its agencies, authorities or instrumentalities and (b) participation in loans made to foreign governments or their agencies that are so guaranteed. The secondary market for certain of these participations is limited. Such participation may therefore be regarded as illiquid.

    CORPORATE DEBT OBLIGATIONS. All of the Funds may purchase corporate debt obligations. Corporate debt securities are subject to the risk of an issuer's inability to meet principal and interest payments on the obligations (credit risk) and may also be subject to price volatility due to such factors as interest rate sensitivity, market perception of the creditworthiness of the issuer and general market liquidity (market risk). Lower rated or unrated securities are more likely to react to developments affecting market and credit risk than are more highly rated securities, which react primarily to movements in the general level of interest rates. A sub-adviser considers both credit risk and market risk in making investment decisions as to corporate debt obligations for a Fund.


    LOWER RATED CORPORATE DEBT OBLIGATIONS. The corporate debt obligations in which the Investment Grade Bond Fund, the High Yield Bond Fund, the Balanced Fund, the Growth Fund and the Emerging Growth Fund may invest may be rated below investment grade by Standard & Poor's or by Moody's (I.E., bonds rated BB or below by Standard & Poor's or Ba or below by Moody's) or be unrated. The Investment Grade Bond Fund, the Growth Fund and the Emerging Growth Fund will limit their investment in below investment grade corporate debt obligations to 5% of their total assets. The Balanced Fund will limit its investment in below investment grade corporate debt obligations to 5% of its fixed-income investments. The High Yield Bond Fund may invest 100% of its net assets in lower rated corporate debt obligations. Bonds rated BB or below by Standard & Poor's or Ba or below by Moody's (or comparable unrated securities), commonly known as "high yield, high risk," are considered, on balance, speculative with respect to capacity to pay interest and repay principal in accordance with the terms of the obligation and will generally involve more credit risk than securities in the higher rating categories. As a result, investment in such bonds will entail greater speculative risks than those associated with investment in investment-grade bonds (I.E., bonds rated BBB or higher by Standard & Poor's or Baa or higher by Moody's). The Securities and Exchange Commission takes the position that bonds rated BB or below by Standard & Poor's or Ba or below by Moody's (or comparable unrated securities) may be classified as "junk bonds." No minimum rating standard is required for a purchase of bonds by the High Yield Bond Fund, the Growth Fund and the Emerging Growth Fund. See Appendix A to the SAI for a description of the ratings issued by investment rating services.


    An economic downturn could severely affect the ability of highly leveraged issuers to service their debt obligations or to repay their obligations upon maturity. Factors having an adverse impact on the market value of lower rated securities will have an adverse effect on a Fund's net asset value to the extent it invests in such securities. In addition, a Fund may incur additional expenses to the extent it is required to seek recovery upon a default in payment of principal or interest on its portfolio holdings.

    The secondary market for high yield, high risk bond securities, which is concentrated in relatively few market makers, may not be as liquid as the secondary market for more highly rated securities, a factor which may have an adverse effect on a Fund's ability to dispose of a particular security when necessary to meet its liquidity needs. Under adverse market or economic conditions, the secondary market for high yield, high risk bond securities could contract further, independent of any specific adverse changes in the condition of a particular issuer. As a result, a Fund could find it more difficult to sell these securities or may be able to sell the securities only at prices lower than if such securities were widely traded. Prices realized upon the sale of such lower rated or unrated securities, under these circumstances, may be less than the prices used in calculating a Fund's net asset value.

    Since investors generally perceive that there are greater risks associated with lower-rated debt securities, the yields and prices of such securities may tend to fluctuate more than those for higher-rated securities. In the lower quality segments of the fixed-income securities market, changes in perceptions of issuers' creditworthiness tend to occur more frequently and in a more pronounced manner than do changes in higher quality segments of the fixed-income securities market resulting in greater yield and price volatility.

    Another factor which causes fluctuations in the prices of fixed-income securities is the supply and demand for similarly rated securities. In addition, the prices of fixed-income securities fluctuate in response to the general level of interest rates. Fluctuations in the prices of portfolio securities subsequent to their acquisition will not affect cash income from such securities but will be reflected in a Fund's net asset value.

    Lower-rated (and comparable non-rated) securities tend to offer higher yields than higher-rated securities with the same maturities because the historical financial condition of the issuers of such securities may not have been as strong as that of other issuers. In addition to the risk of default, there are the related costs of recovery on defaulted issues. The sub-advisers will attempt to reduce these risks through diversification of these Funds' portfolios and by analysis of each issuer and its ability to make timely payments of income and principal, as well as broad economic trends in corporate developments.

    ZERO COUPON BONDS. The Investment Grade Bond Fund, the High Yield Bond Fund, the Balanced Fund, and the Growth Fund may invest in zero coupon bonds. Zero coupon bonds are debt obligations which are issued at a significant discount from face value. The original discount approximates the total amount of interest the bonds will accrue and compound over the period until maturity or the first interest accrual date at a rate of interest reflecting the market rate of the security at the time of issuance. A zero coupon security pays no interest to its holder during its life and its value (above its cost to a Fund) consists of the difference between its face value at maturity and its cost. Such investments experience greater volatility in market value due to changes in interest rates than debt obligations which provide for regular payments of interest.

    MORTGAGE-BACKED AND ASSET-BACKED SECURITIES. All of the Funds may invest in mortgage-backed securities, which represent direct or indirect participation in, or are collateralized by and payable from, mortgage loans secured by real property. The Funds may also invest in asset-backed securities, which represent participation in, or are secured by and payable from, assets such as motor vehicle installment sale contracts, installment loan contracts, leases of various types of real and personal property, receivables from revolving credit (credit card) agreements and other categories of receivables. Such securities are generally issued by trusts and special purpose corporations.

    Mortgage-backed and asset-backed securities are often subject to more rapid repayment than their stated maturity dates would indicate as a result of the pass-through of prepayments of principal on the underlying loans. During periods of declining interest rates, prepayment of loans underlying mortgage-backed and asset-backed securities can be expected to accelerate, and thus impair the ability to reinvest the returns of principal at comparable yields. Accordingly, the market values of such securities will vary with changes in market interest rates generally and in yield differentials among various kinds of U.S. Government Securities and other mortgage-backed and asset-backed securities. Asset-backed securities present certain additional risks that are not presented by mortgage-backed securities because asset-backed securities generally do not have the benefit of a security interest in collateral that is comparable to mortgage assets. There is the possibility that, in some cases, recoveries on repossessed collateral may not be available to support payments on these securities.


    The Investment Grade Bond Fund, the High Yield Bond Fund and the Balanced Fund may also invest in CMOs, including sequential pay CMOs, parallel pay CMOs, and PAC Bonds. Parallel pay CMOs are structured to provide payments of principal on each specified payment date to more than one class. These simultaneous payments are taken into account in calculating the stated maturity date or final distribution date of each class, which, as with other CMO structures, must be retired by its stated maturity date or final distribution date, but may be retired earlier. PAC Bonds generally require payments of a specified amount of principal on each payment date.


    STRIPPED MORTGAGE-BACKED SECURITIES. The High Yield Bond Fund and the Growth Fund may invest a portion of their assets in stripped mortgage-backed securities which are derivative multi-class mortgage securities issued by agencies or instrumentalities of the United States government or by private originators of, or investors in, mortgage loans, including savings and loan associations, mortgage banks, commercial banks and investment banks. Stripped mortgage-backed securities are usually structured with two classes that receive different proportions of the interest and principal distributions from a pool of mortgage assets. A common type of stripped mortgage-backed securities will have one class receiving some of the interest and most of the principal from the mortgage assets, while the other class will receive most of the interest and the remainder of the principal. In the most extreme case, one class will receive all of the interest (the interest-only or "IO" Class) while the other class will receive all of the principal (the principal only or "PO" Class). The yield to maturity on an IO is extremely sensitive to the rate of principal payments (including prepayments on the related underlying mortgage assets) and a rapid rate of principal payments may have a material adverse effect on such security's yield to maturity. If the underlying mortgage assets experience greater than anticipated prepayments of principal, the Funds may fail to fully recoup their initial investment in these securities. The market value of the class consisting primarily or entirely of principal payments generally is unusually volatile in response to changes in interest rates. Because stripped mortgage-backed securities were only recently introduced, established trading markets for these securities have not yet developed, although the securities are traded among institutional investors and investment banking firms.

REPURCHASE AGREEMENTS

    All of the Funds may enter into repurchase agreements with "primary dealers" in U.S. Government Securities and member banks of the Federal Reserve System which furnish collateral at least equal in value or market price to the amount of their repurchase obligation. The collateral must consist of U.S. Government securities or instruments that are rated in the highest rating category by the requisite NRSROs. In a repurchase agreement, an investor (E.G., a Fund) purchases a debt security from a seller which undertakes to repurchase the security at a specified repurchase price on an agreed future date (ordinarily a week or less). The repurchase price generally exceeds the purchase price by an amount which reflects an agreed-upon market interest rate for the term of the repurchase agreement. The primary risk is that, if the seller defaults, a Fund might suffer a loss to the extent that the proceeds from the sale of the underlying securities and other collateral held by that Fund in connection with the related repurchase agreement are less than the repurchase price. In addition, in the event of bankruptcy of the seller or failure of the seller to repurchase the securities as agreed, that Fund could suffer losses, including loss of interest on or principal of the security and costs associated with delay and enforcement of the repurchase agreement. In evaluating whether to enter into a repurchase agreement, the applicable sub-adviser will carefully consider the creditworthiness of the seller.

REVERSE REPURCHASE AGREEMENTS

    The Investment Grade Bond Fund, the Balanced Fund, the Growth & Income Fund, the Growth Fund and the Emerging Growth Fund may enter into reverse repurchase agreements. In a reverse repurchase agreement, a Fund sells a security and agrees to repurchase the same security at a mutually agreed upon date and price. It may also be viewed as the borrowing of money by the Fund. The Funds will invest the proceeds of borrowings under reverse repurchase agreements. In addition, the Funds will enter into a reverse repurchase agreement only when the interest income to be earned from the investment of the proceeds is greater than the interest expense of the transaction. The Funds will not invest the proceeds of a reverse repurchase agreement for a period which exceeds the duration of the reverse repurchase agreement. A Fund may not enter into reverse repurchase agreements exceeding in the aggregate one-third of the market value of its total assets, less liabilities other than the obligations created by reverse repurchase agreements. Each Fund will establish and maintain with the custodian a separate account with a segregated portfolio of securities in an amount at least equal to its purchase obligations under its reverse repurchase agreements.

SWAP TRANSACTIONS

    The High Yield Bond Fund and the Growth Fund may, to the extent permitted by the SEC, enter into privately negotiated "swap" transactions with other financial institutions in order to take advantage of investment opportunities generally not available in public markets. In general, these transactions involve "swapping" a return based on certain securities, instruments, or financial indexes with another party, such as a commercial bank in exchange for a return based on different securities, instruments, or financial indexes.

    By entering into swap transactions, a Fund may be able to protect the value of a portion of its securities against declines in market values. A Fund may also enter into swap transactions to facilitate implementation of allocation strategies between different market segments or to take advantage of market opportunities which may arise from time to time. A Fund may be able to enhance its overall performance if the return offered by the other party to the swap transaction exceeds the return swapped by the Fund. However, there can be no assurance that the return a Fund receives from the counterparty to the swap transaction will exceed the return it swaps to that party.

    While a Fund will only enter into swap transactions with counterparties it considers creditworthy (and will monitor the creditworthiness of parties with which it enters into swap transactions), a risk inherent in swap transactions is that the other party to the transaction may default on its obligations under the swap agreement. If the other party to the swap transaction defaults on its obligations, a Fund would be limited to contractual remedies under the swap agreement. There can be no assurance that a Fund will succeed when pursuing its contractual remedies. To minimize a Fund's exposure in the event of default, the Funds will usually enter into swap transactions on a net basis (I.E., the parties to the transaction will net the payments payable to each other before such payments are made). When a Fund enters into swap transactions on a net basis, the net amount of the excess, if any, of the Fund's obligations over its entitlements with respect to each such swap agreement will be accrued on a daily basis and an amount of liquid assets having an aggregate market value at least equal to the accrued excess will be segregated by the Fund's custodian. To the extent a Fund enters into swap transactions other than on a net basis, the amount segregated will be the full amount of the Fund's obligations, if any, with respect to each such swap agreement, accrued on a daily basis.

    Swap agreements are considered to be illiquid by the SEC staff and will be subject to the limitations on illiquid investments. A detailed discussion of the limitations on illiquid investments is found in "Restricted and Illiquid Securities" and in the SAI.


    INTEREST RATE SWAPS. The High Yield Bond Fund and the Growth Fund may enter into interest rate swaps for hedging purposes and non-hedging purposes. Since swaps are entered into for good faith hedging purposes or are offset by a segregated account, the sub-advisers believe that swaps do not constitute senior securities as defined in the 1940 Act and, accordingly, will not treat them as being subject to each Fund's borrowing restrictions. The net amount of the excess, if any, of a Fund's obligations over its "entitlement" with respect to each interest rate swap will be accrued on a daily basis and an amount of cash or liquid high grade debt securities (I.E., securities rated in one of the top three ratings categories by Moody's or Standard & Poor's, or, if unrated, deemed by the sub-adviser to be of comparable credit quality) having an aggregate net asset value at least equal to such accrued excess will be maintained in a segregated account by the custodian. A Fund will not enter into any interest rate swap unless the credit quality of the unsecured senior debt or the claims-paying ability of the other party thereto is considered to be investment grade by the sub-adviser. If there is a default by the other party to such a transaction, a Fund will have contractual remedies pursuant to the agreement. The swap market has grown substantially in recent years with a large number of banks and investment banking firms acting both as principals and as agents utilizing standardized swap documentation. As a result, the swap market has become relatively liquid in comparison with the markets for other similar instruments which are traded in the interbank market.


    The SEC, however, considers interest rate swaps to be illiquid and therefore subject to the limitations on illiquid investments. A detailed discussion of the limitations on illiquid investments is found in "Restricted and Illiquid Securities" and in the SAI.

INDEXED SECURITIES


    The High Yield Bond Fund and the Emerging Growth Fund may invest in indexed securities whose value is linked to foreign currencies, interest rates, commodities, indices or other financial indicators. Most indexed securities are short to intermediate term fixed-income securities whose values at maturity and/or interest rates rise or fall according to the change in one or more specified underlying instruments. Indexed securities may be positively or negatively indexed (I.E., their value may increase or decrease if the underlying instrument appreciates) and may have return characteristics similar to direct investments in the underlying instrument or to one or more options on the underlying instrument. Indexed securities may be more volatile than the underlying instrument itself.


DOLLAR ROLL TRANSACTIONS


    All Funds except the Emerging Growth Fund and the International Equity Fund may enter into mortgage "dollar roll" transactions with selected banks and broker-dealers pursuant to which a Fund sells mortgage-backed securities for delivery in the future (generally within 30 days) and simultaneously contracts to repurchase substantially similar (same type, coupon and maturity) securities on a specified future date. A Fund will only enter into covered rolls. A "covered roll" is a specific type of dollar roll for which there is an offsetting cash position or a cash equivalent security position which matures on or before the forward settlement date of the dollar roll transaction. In the event that the party with whom the Fund contracts to replace substantially similar securities on a future date fails to deliver such securities, the Fund may not be able to obtain such securities at the price specified in such contract and thus may not benefit from the price differential between the current sales price and the repurchase price.

WHEN-ISSUED SECURITIES AND FORWARD COMMITMENTS


    All Funds may purchase when-issued securities. When-issued transactions arise when securities are purchased by a Fund with payment and delivery taking place in the future in order to secure what is considered to be an advantageous price and yield to the Fund at the time of entering into the transaction. The Investment Grade Bond Fund, the Balanced Fund, the Growth & Income Fund, the Growth Fund and the Emerging Growth Fund may also purchase securities on a forward commitment basis, that is, make contracts to purchase securities for a fixed price at a future date beyond customary settlement time. A Fund is required to hold and maintain in a segregated account with its custodian until the settlement date cash or liquid securities in an amount sufficient to meet the purchase price. Alternatively, the Fund may enter into offsetting contracts for the forward sale of other securities that it owns. Purchase of securities on a when-issued or forward commitment basis involves a risk of loss if the value of the security to be purchased declines prior to the settlement date. Although a Fund would generally purchase securities on a when-issued or forward commitment basis with the intention of acquiring securities for its portfolio, the Fund may dispose of a when-issued security or forward commitment prior to settlement if the sub-adviser deems it advantageous to do so.


LENDING OF PORTFOLIO SECURITIES


    All Funds may seek to increase their income by lending portfolio securities. Under present regulatory policies, such loans may be made to institutions, such as certain broker-dealers, and are required to be secured continuously by collateral in cash, cash equivalents, or U.S. Government Securities maintained on a current basis at an amount at least equal to the market value of the securities loaned. A Fund may experience a loss or delay in the recovery of its securities if the institution with which it has engaged in a portfolio security loan transaction breaches its agreement with the Fund. If the sub-adviser determines to make securities loans, the value of the securities loaned will not exceed one-third of the value of the total assets of a Fund except for the International Equity Fund, which will not loan portfolio securities in excess of 15% of the value of its total assets.


RESTRICTED AND ILLIQUID SECURITIES

    All Funds may invest in illiquid securities. However, no Fund will invest more than 15% of its net assets in illiquid investments, which include most repurchase agreements maturing in more than seven days, currency and interest rate swaps, time deposits with a notice or demand period of more than seven days, certain over-the-counter option contracts, participation interests in loans, securities that are not readily marketable and restricted securities. Such restriction shall not apply to restricted securities offered and sold to "qualified institutional buyers" under Rule 144A under the Securities Act of 1933, as amended (the "1933 Act"), to foreign securities which are offered or sold outside the United States, or with respect to the Growth Fund, to certain
Section 4(2) commercial paper.

    The Board of Trustees of the Trust has adopted guidelines and delegated to the sub-advisers the daily function of determining and monitoring the liquidity of restricted securities. The Board, however, will retain sufficient oversight and be ultimately responsible for the determinations. The Board will carefully monitor each Fund's investments in these securities, focusing on such important factors, among others, as valuation, liquidity and availability of information. To the extent that qualified institutional buyers become for a time uninterested in purchasing these restricted securities, this investment practice could have the effect of decreasing the level of liquidity in a Fund.

    The purchase price and subsequent valuation of restricted securities normally reflect a discount from the price at which such securities would trade if they were not restricted, since the restriction makes them less liquid. The amount of the discount from the prevailing market prices is expected to vary depending upon the type of security, the character of the issuer, the party who will bear the expenses of registering the restricted securities and prevailing supply and demand conditions.

BORROWING

    The Investment Grade Bond Fund, the High Yield Bond Fund, the Emerging Growth Fund, the Growth & Income Fund, the Growth Fund and the Balanced Fund may borrow money but only from banks and only for temporary or short-term purposes. The Funds will not borrow for leveraging purposes and will maintain continuous asset coverage of at least 300% (as defined in the 1940 Act) with respect to all of its borrowings. Should the value of a Fund's assets decline to below 300% of borrowings, the Fund may be required to sell portfolio securities within three days to reduce the Fund's debt and restore 300% asset coverage. Borrowing involves interest costs.


OPTIONS ON SECURITIES AND SECURITIES INDICES

    WRITING COVERED OPTIONS. All of the Funds except the International Equity Fund may write (sell) covered call and put options on any securities in which they may invest. All call options written by the Funds are covered, which means that Fund will own the securities subject to the option so long as the option is outstanding. All put options written by the Funds are covered, which means that a Fund would have deposited with its custodian cash, U.S. Government Securities or other high grade liquid debt securities with a value at least equal to the exercise price of the put option. Call and put options written by a Fund will also be considered to be covered to the extent that the Fund's liabilities under such options are wholly or partially offset by its rights under call and put options purchased by the Fund or otherwise covered by portfolio positions or by other means consistent with applicable regulatory policies. The Funds may also write call and put options on any securities index composed of securities in which they may invest.

    PURCHASING OPTIONS. All of the Funds except the International Equity Fund may purchase put and call options on any securities in which they may invest or options on any securities index based on securities in which they may invest.

    RISKS ASSOCIATED WITH OPTIONS TRANSACTIONS. There is no assurance that a liquid secondary market on a domestic or foreign options exchange will exist for any particular exchange-traded option or at any particular time. If a Fund is unable to effect a closing purchase transaction with respect to covered options it has written, the Fund will not be able to sell the underlying securities or dispose of assets held in a segregated account until the options expire or are exercised. Similarly, if a Fund is unable to effect a closing sale transaction with respect to options it has purchased, it would have to exercise the options in order to realize any profit and will incur transaction costs upon the purchase or sale of the underlying securities. In a closing purchase or sale transaction, a Fund acquires a position that offsets and cancels an option position then held by the Fund.

    The Funds (other than the International Equity Fund) may purchase and sell both options that are traded on United States and foreign exchanges and options traded over-the-counter with broker-dealers who make markets in these options. The ability to terminate over-the-counter options is more limited than with exchange-traded options and may involve the risk that broker-dealers participating in such transactions will not fulfill their obligations. Until such time as the staff of the SEC changes its position, the Funds will treat purchased over-the-counter options and all assets used to cover written over-the-counter options as illiquid securities. However, for options written with primary dealers in U.S. Government Securities pursuant to an agreement requiring a closing purchase transaction at a formula price, the amount of illiquid securities may be calculated with reference to a formula approved by the SEC staff.

    The writing and purchase of options is a highly specialized activity which involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. For example, the successful use of puts for hedging purposes depends in part on the ability of the sub-adviser to predict future price fluctuations and the degree of correlation between the options and securities markets. If the sub-adviser is incorrect in its determination of the direction or the extent of the movement of the yield differential, the investment performance of a Fund will be less favorable than it would have been in the absence of such option transactions. The Funds pay brokerage commissions or spreads in connection with their options transactions. The writing of options could significantly increase a Fund's portfolio turnover rate.

FUTURES CONTRACTS AND OPTIONS ON FUTURES CONTRACTS

    To hedge against changes in interest rates, securities prices or currency exchange rates or to increase total return, the Funds may purchase and sell various kinds of futures contracts, and purchase and sell call and put options on any futures contract that it may purchase or sell. The futures contracts may be based on various securities (such as U.S. Government Securities), securities indices, foreign currencies and other financial instruments and indices. The Funds may also enter into closing purchase and sale transactions with respect to any futures contract and options that each may purchase or sell. No Fund will engage in futures and related options transactions except for bona fide hedging purposes as defined in regulations of the Commodity Futures Trading Commission ("CFTC") or to increase total return to the extent permitted by such regulations.

    Transactions in futures contracts and options on futures involve brokerage costs, require margin deposits and, in the case of contracts and options obligating a Fund to purchase securities or currencies, may require a Fund to segregate high grade liquid debt securities with a value equal to the amount of the Fund's obligations unless the obligations are otherwise covered by portfolio positions or by other means consistent with applicable regulatory policies.

    While transactions in futures contracts and options on futures may reduce certain risks, such transactions themselves entail certain other risks. Thus, while a Fund may benefit from the use of futures and options on futures, unanticipated changes in interest rates, securities prices or currency exchange rates may result in a poorer overall performance for the Fund than if it had not entered into any futures contracts or options transactions. The loss incurred by a Fund in writing options on futures is potentially unlimited and may exceed the amount of the premium received.


    In the event of an imperfect correlation between a futures position and a portfolio position which is intended to be protected, the desired protection may not be obtained, and a Fund may be exposed to risk of loss. The risk of imperfect correlation may be minimized by investing in contracts whose price behavior is expected to resemble that of a Fund's underlying securities. The risk that a Fund will be unable to close out a futures position will be minimized to the extent that a Fund enters into such transactions on a national exchange with an active and liquid secondary market. Nonetheless, it is not, for example, possible to hedge fully or perfectly against currency fluctuations affecting the value of securities denominated in foreign currencies because the value of such securities is also likely to fluctuate as a result of independent factors not related to currency fluctuations. Therefore, perfect correlation between a Fund's futures positions and portfolio positions will be impossible to achieve.


    A Fund's transactions in futures contracts and options thereon may be limited by the requirements of the Internal Revenue Code of 1986, as amended (the "Code"), for qualification as a regulated investment company.

FOREIGN TRANSACTIONS

    FOREIGN INVESTMENTS. Investments in the securities of companies organized outside the United States or of companies whose securities are principally traded outside the United States ("foreign issuers") may offer potential benefits not available from investments solely in securities of domestic issuers or dollar denominated securities. Such benefits may include the opportunity to invest in foreign issuers that appear, in the opinion of the sub-adviser, to offer better opportunity for long-term capital appreciation or current earnings than investments in domestic issuers, the opportunity to invest in foreign countries with economic policies or business cycles different from those of the United States and the opportunity to reduce fluctuations in portfolio value by taking advantage of foreign securities markets that do not necessarily move in a manner parallel to U.S. markets.

    Investing in the securities of foreign issuers, including the governments of foreign nations, involves significant risks that are not typically associated with investing in U.S. dollar denominated securities or in securities of domestic issuers. Such investments may be affected by changes in currency rates, changes in foreign or U.S. laws or restrictions applicable to such investments and in exchange control regulations (E.G., currency blockage). For example, a decline in the exchange rate would reduce the value of certain portfolio investments. In addition, if the exchange rate for the currency in which a Fund receives interest payments declines against the U.S. dollar before such interest is paid as dividends to shareholders, the Fund may have to sell portfolio securities to obtain sufficient cash to pay such dividends. As discussed below, a Fund may employ certain investment techniques to hedge its foreign currency exposure; however, such techniques also entail certain risks. Some foreign stock markets may have substantially less volume than, for example, the New York Stock Exchange and securities of some foreign issuers may be less liquid than securities of comparable domestic issuers. Commissions and dealer mark-ups on transactions in foreign investments may be higher than for similar transactions in the United States. In addition, clearance and settlement procedures may be different in foreign countries and, in certain markets, on certain occasions, such procedures have been unable to keep pace with the volume of securities transactions, thus making it difficult to conduct such transactions. For example, delays in settlement could result in temporary periods when a portion of the assets of a Fund are uninvested and no return is earned thereon. The inability of a Fund to make intended investments due to settlement problems could cause it to miss attractive investment opportunities. Inability to dispose of portfolio securities or other investments due to settlement problems could result either in losses to a Fund due to subsequent declines in value of the portfolio investment or, if the Fund has entered into a contract to sell the investment, could result in possible liability to the Fund.

    Foreign issuers are not generally subject to uniform accounting, auditing and financial reporting standards comparable to those applicable to domestic companies. There may be less publicly available information about a foreign issuer than about a domestic issuer. In addition, there is generally less government regulation of stock exchanges, brokers, and listed and unlisted issuers in foreign countries than in the United States. Furthermore, with respect to certain foreign countries, there is a possibility of expropriation or confiscatory taxation, imposition of withholding taxes on dividend or interest payments, limitations on the removal of funds or other assets of the Fund, or political or social instability or diplomatic developments which could affect investments in those countries. Individual foreign economies also may differ favorably or unfavorably from the United States economy in such respects as growth of gross national product, rate of inflation, capital reinvestment, resource self-sufficiency and balance of payments position.

    INVESTMENTS IN ADRS AND EDRS. Many securities of foreign issuers are represented by American Depository Receipts ("ADRs") and European Depository Receipts ("EDRs"). All Funds may invest in ADRs; the Investment Grade Bond Fund, the Growth Fund and the International Equity Fund may invest in EDRs as well. ADRs represent the right to receive securities of foreign issuers deposited in a domestic bank or a foreign correspondent bank. Prices of ADRs are quoted in U.S. dollars, and ADRs are traded in the United States on exchanges or over-the-counter and are sponsored and issued by domestic banks. ADRs do not eliminate all the risk inherent in investing in the securities of foreign issuers. To the extent that a Fund acquires ADRs through banks which do not have a contractual relationship with the foreign issuer of the security underlying the ADR to issue and service such ADRs, there may be an increased possibility that the Fund would not become aware of and be able to respond to corporate actions such as stock splits or rights offerings involving the foreign issuer in a timely manner. In addition, the lack of information may result in inefficiencies in the valuation of such instruments. However, by investing in ADRs rather than directly in the stock of foreign issuers, a Fund will avoid currency risks during the settlement period for either purchases or sales. In general, there is a large, liquid market in the United States for ADRs quoted on a national securities exchange or the NASD's national market system. The information available for ADRs is subject to the accounting, auditing and financial reporting standards of the domestic market or exchange on which they are traded, which standards are more uniform and more exacting than those to which many foreign issuers may be subject.

    Certain of the Funds may also invest in EDRs, which are receipts evidencing an arrangement with a European bank similar to that for ADRs and are designed for use in the European securities markets. EDRs are not necessarily quoted in the same currency as the underlying security.

    FOREIGN CURRENCY TRANSACTIONS. Because investment in foreign issuers will usually involve currencies of foreign countries, and because the Funds may be exposed to currency exposure independent of their securities positions, the value of the assets of the Funds invested in foreign issuers as measured in U.S. dollars will be affected by changes in foreign currency exchange rates. To the extent that a Fund's assets consist of investments denominated in a particular currency, the Fund's exposure to adverse developments affecting the value of such currency will increase.

    An issuer of securities purchased by a Fund may be domiciled in a country other than the country in whose currency the instrument is denominated or quoted. Currency exchange rates may fluctuate significantly over short periods of time causing, along with other factors, a Fund's net asset value to fluctuate as well. They generally are determined by the forces of supply and demand in the foreign exchange markets and the relative merits of investments in different countries, actual or anticipated changes in interest rates and other complex factors, as seen from an international perspective. Currency exchange rates also can be affected unpredictably by intervention by U.S. or foreign governments or central banks, or the failure to intervene, or by currency controls or political developments in the U.S. or abroad. The market in forward foreign currency exchange contracts, currency swaps and other privately negotiated currency instruments offers less protection against defaults by the other party to such instruments than is available for currency instruments traded on an exchange. To the extent that a substantial portion of a Fund's total assets, adjusted to reflect the Fund's net position after giving effect to currency transactions, is denominated in the currencies of foreign countries, the Fund will be more susceptible to the risk of adverse economic and political developments within those countries. The Funds may enter into forward foreign currency exchange contracts for hedging purposes in order to protect against anticipated changes in future foreign currency exchange rates or to increase total return.

    The Funds may enter into contracts to purchase foreign currencies to protect against an anticipated rise in the U.S. dollar price of securities it intends to purchase. They may enter into contracts to sell foreign currencies to protect against a decline in value of their foreign currency denominated or quoted portfolio securities, or a decline in the value of anticipated dividends from such securities, due to a decline in the value of foreign currencies against the U.S. dollar. Contracts to sell foreign currency could limit any potential gain which might be realized by a Fund if the value of the hedged currency increased.


    If a Fund enters into a forward foreign currency exchange contract to sell foreign currency to increase total return or to buy foreign currency for any purpose, the Fund will be required to place cash or liquid securities in a SEGREGATED ACCOUNT of the Fund in an amount equal to the value of the Fund's total assets committed to the consummation of the forward contract unless the obligations are otherwise covered by portfolio positions or by other means consistent with applicable regulatory policies. If the value of the securities placed in the segregated account declines, additional cash or securities will be placed in a segregated account so that the value of the account will equal the amount of the Fund's commitment with respect to the contract.


    Forward contracts are subject to the risk that the counterparty to such contract will default on its obligations. Since a forward foreign currency exchange contract is not guaranteed by an exchange or clearinghouse, a default on the contract would deprive a Fund of unrealized profits, transaction costs or expected benefits of a currency hedge or force the Fund to cover its purchase or sale commitments, if any, at the current market price. A Fund will not enter into such transactions unless the credit quality of the unsecured senior debt or the claims-paying ability of the counterparty is considered to be investment grade by the sub-adviser.


    OPTIONS ON CURRENCIES. The High Yield Bond Fund, the Growth & Income Fund, the Growth Fund, the Emerging Growth Fund and the International Equity Fund may purchase and sell (write) put and call options on foreign currencies for hedging purposes only to protect against declines in the U.S. dollar value of foreign portfolio securities and anticipated dividends on such securities and against increases in the U.S. dollar cost of foreign securities to be acquired. As with other kinds of option transactions, however, the writing of an option on foreign currency will constitute only a partial hedge, up to the amount of the premium received. A Fund could be required to purchase or sell foreign currencies at disadvantageous exchange rates, thereby incurring losses. The purchase of an option on foreign currency may constitute an effective hedge against exchange rate fluctuations; however, in the event of exchange rate movements adverse to a Fund's position, the Fund may forfeit the entire amount of the premium plus related transaction costs. Options on foreign currencies to be written or purchased by these Funds will be traded on U.S. and foreign exchanges or over-the-counter. See "Options on Securities and Securities Indices" above for a discussion of the liquidity risks associated with options transactions.

BRADY BONDS


    The High Yield Bond Fund and, consistent with their objectives and policies, the Investment Grade Bond Fund and the Balanced Fund may invest in Brady Bonds, which are securities created through the exchange of existing commercial bank loans to public and private entities in certain emerging markets for new bonds in connection with debt restructurings under a debt restructuring plan introduced by former U.S. Secretary of the Treasury, Nicholas F. Brady (the "Brady Plan"). Brady Plan debt restructurings have been implemented to date in Argentina, Brazil, Bulgaria, Costa Rica, Dominican Republic, Ecuador, Jordan, Mexico, Nigeria, Panama, the Philippines, Poland, Uruguay and Venezuela. Brady Bonds have been issued only recently and, for that reason, do not have a long payment history. Brady Bonds may be collateralized or uncollateralized, are issued in various currencies (but primarily the U.S. dollar) and are actively traded in over-the-counter secondary markets. U.S. dollar-denominated, collateralized Brady Bonds, which may be fixed-rate bonds or floating-rate bonds, are generally collateralized in full as to principal by U.S. Treasury zero coupon bonds having the same maturity as the bonds. Brady Bonds are often viewed as having three or four valuation components: the collateralized repayment of principal at final maturity; the collateralized interest payments; the uncollateralized interest payments; and any uncollateralized repayment of principal at maturity (these uncollateralized amounts constituting the "residual risk"). In light of the residual risk of Brady Bonds and the history of defaults of countries issuing Brady Bonds with respect to commercial bank loans by public and private entities, investments in Brady Bonds may be viewed as speculative.


EMERGING MARKET SECURITIES


    The High Yield Bond Fund, Emerging Growth Fund and, consistent with quality requirements and applicable limitations on investment in securities of foreign issuers, the Investment Grade Bond Fund and the Balanced Fund may invest in securities of issuers whose principal activities are located in emerging market countries. Emerging market countries include any country determined by the sub-adviser to have an emerging market economy, taking into account a number of factors, including whether the country has a low- to middle-income economy according to the International Bank for Reconstruction and Development, the country's foreign currency debt rating, its political and economic stability and the development of its financial and capital markets. The sub-adviser determines whether an issuer's principal activities are located in an emerging market country by considering such factors as its country of organization, the principal trading market for its securities and the source of its revenues and assets. The issuer's principal activities generally are deemed to be located in a particular country if: (a) the security is issued or guaranteed by the government of that country or any of its agencies, authorities or instrumentalities; (b) the issuer is organized under the laws of, and maintains a principal office in, that country; (c) the issuer has its principal securities trading market in that country; (d) the issuer derives 50% or more of its total revenues from goods sold or services performed in that country; or (e) the issuer has 50% or more of its assets in that country.


OTHER INVESTMENT COMPANIES

    The Growth & Income Fund and the Growth Fund may invest up to 10% of their total assets, calculated at the time of purchase, in the securities of other investment companies, including business development companies, and small business investment companies. The Funds may not invest more than 5% of their total assets in the securities of any one investment company or in more than 3% of the voting securities of any other investment company. The Funds may indirectly bear their proportionate share of any advisory fees paid by investment companies in which they invest in addition to the management fee paid by the Funds.

NON-DIVERSIFIED STATUS


    Since the International Equity Fund is not "diversified" as defined by the 1940 Act, it may invest a greater percentage of its assets in any single issuer than otherwise permissible for diversified investment companies, and it will be more susceptible to adverse developments affecting any single issuer. Nonetheless, this "non-diversified" Fund is still subject to the diversification requirements that arise under federal tax law. See "Taxes."

RISKS OF INVESTING IN EMERGING COMPANIES

    Investing in securities of smaller, lesser-known companies involves greater risks than investing in larger, more mature, better known issuers, including an increased possibility of portfolio price volatility. Historically, small capitalization stocks and stocks of recently organized companies, in which the High Yield Bond Fund, the Growth & Income Fund, the Emerging Growth Fund and the International Equity Fund may also invest, have been more volatile in price than the larger capitalization stocks included in the Standard & Poor's 500. Among the reasons for the greater price volatility of these small company stocks are the less certain growth prospects of smaller firms, the lower degree of liquidity in the markets for such stocks and the greater sensitivity of small companies to changing economic conditions. For example, these companies are associated with higher investment risk than that normally associated with larger, more mature, better known firms due to the greater business risks of small size and limited product lines, markets, distribution channels and financial and managerial resources.


    The values of small company stocks may fluctuate independently of larger company stock prices. Small company stocks may decline in price as large company stock prices rise, or rise in price as large company stock prices decline. In addition, in many instances the securities of smaller companies are traded only over-the-counter or on a regional securities exchange, and the frequency and volume of their trading is substantially less than is typical of larger companies. Investors should therefore expect that to the extent a Fund invests in stock of small capitalization companies, the net asset value of that Fund's shares may be more volatile than, and may fluctuate independently of, broad stock market indices such as the Standard & Poor's 500. Furthermore, the securities of companies with small stock market capitalizations may trade less frequently and in limited volume.


WARRANTS AND RIGHTS

    All Funds except the Investment Grade Bond Fund may invest up to 5% of their net assets (calculated at the time of purchase) in certain warrants or rights that entitle the holder to buy equity securities at a specific price for a specific period of time.

SHORT SALES "AGAINST THE BOX"

    The Growth & Income Fund, the Growth Fund and International Equity Fund may make short sales "against the box." In a short sale, a Fund sells a borrowed security and has a corresponding obligation to the lender to return the identical security. Each Fund may engage in short sales if at the time of the short sale the Fund owns or has the right to obtain without additional costs an equal amount of the security being sold short. This investment technique is known as a short sale "against the box."

    In a short sale, the seller does not immediately deliver the securities sold and is said to have a short position in those securities until delivery occurs. If a Fund engages in a short sale, the collateral for the short position will be maintained by the Trust's custodian or qualified sub-custodian. While the short sale is open, the Fund will maintain in a segregated account an amount of securities equal in kind and amount to the securities sold short or securities convertible into or exchangeable for such equivalent securities. These securities constitute the Fund's long position.

    The Funds do not intend to engage in short sales "against the box" for investment purposes. A Fund may, however, make a short sale as a hedge, when it believes that the price of a security may decline, causing a decline in the value of a security owned by the Fund (or a security convertible or exchangeable for such security), or when the Fund wants to sell the security at an attractive current price, but also wishes to defer recognition of gain or loss for U.S. federal income tax purposes and for purposes of satisfying certain tests applicable to regulated investment companies under the Code. In such case, any future losses in the Fund's long position should be offset by a gain in the short position and, conversely, any gain in the long position should be reduced by a loss in the short position. The extent to which such gains or losses are reduced will depend upon the amount of the security sold short relative to the amount the Fund owns. There will be certain additional transaction costs associated with short sales "against the box", but the Funds will endeavor to offset these costs with the income from the investment of the cash proceeds of short sales.

                            INVESTMENT RESTRICTIONS

    Each of the Funds is also subject to certain investment restrictions which have been adopted by the Trust for each Fund as fundamental policies that cannot be changed without the approval of a majority of the outstanding votes attributable to shares of the Fund. Among other restrictions, as diversified funds, the Investment Grade Bond Fund, the High Yield Bond Fund, the Balanced Fund, the Growth & Income Fund and the Growth Fund each may not, with respect to 75% of its total assets, purchase the securities of any one issuer (except U.S. Government Securities) if more than 5% of the value of the Fund's assets would be invested in such issuer. Similarly, none of the Funds except the High Yield Bond Fund may invest more than 25% of its total assets in securities of issuers in any one industry, except that this limitation does not apply to U.S. Government Securities or foreign currency investments. For a more complete description of the investment restrictions to which each Fund is subject, see the SAI.

                               PORTFOLIO TURNOVER


    The portfolio turnover rate is calculated by dividing the lesser of the dollar amount of sales or purchases of portfolio securities by the average monthly value of the Fund's portfolio securities, excluding securities having a maturity at the date of purchase of one year or less.



    The portfolio turnover rate for each Fund is shown in the Financial Highlights of the Trust on page 2 of the Prospectus. The portfolio turnover rates for three Funds, the Investment Grade Bond Fund, the Balanced Fund, and the Growth Fund, were higher than anticipated, as discussed below.



    Portfolio turnover in the Investment Grade Bond Fund during 1996 was higher than expected due to strategies associated with the creation of a new fund in a volatile interest rate setting. Initial investments in the fund were modest in amount and were placed in the U.S. Treasury market which provides the most efficient pricing for small fixed-income investments. As interest rates changed in 1996, Treasuries were sold and replaced with other Treasuries having a different coupon and maturity. This was necessary in order to maximize total return in a changing interest rate environment. As Fund assets grew in size late in the year, some Treasuries were sold in order to create a more diversified portfolio. With the portfolio now diversified across different fixed-income sectors, the turnover rate should decline in 1997.



    Portfolio turnover in the Balanced Fund during 1996 was higher than expected due to strategies associated with the creation of a new fund. This is particularly relevant to the fixed-income portion of the portfolio, whose turnover was significantly higher than that of the equity portion. Initial investments in the fund were modest in size. This necessitated that the fixed-income position of the portfolio be invested in the U.S. Treasury market, where efficient pricing exists for small purchases. As interest rates changed during 1996, Treasuries were sold and replaced with other Treasuries having a different maturity and coupon. This was necessary to enhance total return in a volatile interest rate environment. As fund assets grew in size, some Treasuries were sold in order to diversify the portfolio across different sectors of the fixed-income market. With the fixed-income portfolio now diversified and the equity turnover rate expected to be similar to last year, total portfolio turnover should decline in 1997.

    During 1996 portfolio turnover in the Growth Fund was higher than expected as the portfolio manager reduced the market risk of the holdings by selling high P/E stocks and replacing them with lower P/E and larger capitalization stocks. In addition, as interest rates declined, the portfolio rotated out of technology and consumer cyclical stocks into the more interest sensitive financial services sector.



    High rates of portfolio turnover involve correspondingly greater expenses which must be borne by a Fund and its shareholders and may under certain circumstances make it more difficult for a Fund to qualify as a regulated investment company under the Code.

                                   MANAGEMENT

TRUSTEES AND OFFICERS

    The Trust's Board of Trustees is responsible for deciding matters of general policy and reviewing the actions of the Adviser and the sub-advisers, the custodian, accounting and administrative services provider and other providers of services to the Trust. The officers of the Trust supervise its daily business operations. The SAI contains information as to the identity of, and other information about, the directors and officers of the Trust.

INVESTMENT ADVISER


    Alexander Hamilton Capital Management, Inc. (the "Adviser"), 100 North Greene St., Greensboro, North Carolina 27401, is the investment adviser of the Trust and its Funds. Adviser is a wholly-owned subsidiary of the Alexander Hamilton Life Insurance Company of America ("Alexander Hamilton Life"), a Michigan stock life insurance company. Alexander Hamilton Life was incorporated under the laws of Michigan on October 31, 1963. It is principally engaged in the sale of life insurance and annuities and is licensed in Canada, the District of Columbia, and all states except New York. As of December 31, 1996, Alexander Hamilton Life had assets of over $9.2 billion. Alexander Hamilton Life is wholly-owned by Jefferson-Pilot Corporation, a $17.6 billion asset company based in Greensboro, North Carolina. Jefferson-Pilot is in the insurance business through Jefferson-Pilot Life Insurance Company and in the communications business through television and radio stations.


    The Adviser has entered into an investment management agreement, dated October 9, 1995, with the Trust under which the Adviser assumes overall responsibility, subject to the supervision of the Trust's Board of Trustees, for administering all operations of the Trust and for monitoring and evaluating the management of the assets of each of the Funds by the sub-advisers on an ongoing basis. The Adviser provides or arranges for the provision of the overall business management and administrative services necessary for the Trust's operations and furnishes or procures any other services and information necessary for the proper conduct of the Trust's business. The Adviser also acts as liaison among, and supervisor of, the various service providers to the Trust, including the custodian, transfer agent, and accounting services agent and to its own administration agent that performs services for the Trust on its behalf. The Adviser is also responsible for overseeing the Trust's compliance with the requirements of applicable law and with each Fund's investment objective(s), policies and restrictions, including oversight of the sub-advisers.


    For its services to the Trust, the Adviser receives a monthly management fee. The Adviser waived its fee for each Fund for 1996.


INVESTMENT SUB-ADVISERS


    J.P. Morgan Investment Management, Inc. ("Morgan") is the sub-adviser to the Investment Grade Bond Fund and the Balanced Fund. Morgan, with principal offices at 522 Fifth Avenue, New York, NY 10036, is a wholly-owned subsidiary of J.P. Morgan & Co. Incorporated, a bank holding company organized under the laws of Delaware. Morgan offers a wide range of investment management services and acts as investment adviser to corporate and institutional clients. As of December 31, 1996, Morgan had assets under management of over $172 billion. Subject to the supervision of the Trustees and the Adviser, Morgan makes the day-to-day investment decisions, arranges for the execution of portfolio transactions and generally manages the investments of the Investment Grade Bond and Balanced Funds.



    Morgan uses a sophisticated, disciplined, collaborative process for managing all asset classes. The following persons are primarily responsible for the day-to-day management and implementation of Morgan's process for the Investment Grade Bond Fund (his or her business experience for the past 5 years is indicated parenthetically): Harriet T. Huber, Vice President (employed by Morgan since 1989) and Mark E. Smith, Vice President (employed by Morgan since 1994, previously fixed-income portfolio manager with Allied Signal, Inc.). The following persons are primarily responsible for the day-to-day management and implementation of Morgan's process for the Balanced Fund: Michael J. Kelly, Vice President (employed by Morgan since 1985) and Harriet T. Huber, Vice President (employed by Morgan since 1989).

    Massachusetts Financial Services Company ("MFS") is the sub-adviser to the High Yield Bond Fund and the Emerging Growth Fund. MFS serves as investment adviser to a variety of individual and institutional investors, including mutual funds. MFS was established in 1924 and is a subsidiary of SunLife Assurance Company of Canada (U.S.). As of February 28, 1997, the firm managed approximately $52.8 billion of assets and 2.3 million investor accounts.



    Joan S. Batchelder, Senior Vice President, is primarily responsible for the day-to-day management of the High Yield Bond Fund's portfolio. Ms. Batchelder has been employed as a portfolio manager by MFS since 1984.



    John W. Ballen, Senior Vice President & Chief Equity Officer, and Mark Regan, Vice President, are together primarily responsible for the management of the Emerging Growth Fund. Mr. Ballen has been employed as a portfolio manager by MFS since 1984. Mr. Regan has been employed by MFS as a portfolio manager since 1989.



    Warburg, Pincus Counsellors, Inc. ("Warburg"), serves as the sub-adviser to the Growth & Income Fund. Warburg is a wholly-owned subsidiary of Warburg, Pincus Counsellors G.P. ("Warburg G.P."), a New York general partnership which itself is controlled by Warburg, Pincus & Co. ("W.P. & Co."), also a New York partnership. Lionel I. Pincus, the Managing Partner of W.P. & Co., may be deemed to control both W.P. & Co. and Warburg. Warburg G.P. has no business other than being a holding company of Warburg and its subsidiaries. Warburg, organized in 1970, is a professional investment counselling firm which provides investment services to investment companies, employee benefit plans, endowment funds, foundations and other institutions and individuals. As of February 28, 1997, Warburg managed nearly $17.3 billion in assets. Warburg's offices are located at 466 Lexington Avenue, New York, New York 10017-3147. As sub-adviser to the Growth & Income Fund, Warburg is responsible for the investment of the Fund's assets subject to the supervision of the trustees and the adviser.



    Brian S. Posner, a Managing Director of Warburg, has been with Warburg since January 1997 and since May 1, 1997 has been the chief investment officer and responsible for the day-to-day management of the Growth & Income Fund's investments. Prior to joining Warburg, Mr. Posner had been a portfolio manager with Fidelity Investments since 1987, most recently the Vice President and portfolio manager of the Fidelity Equity-Income II Fund. Mr. Posner manages other investment portfolios with investment objectives and policies similar to those of the Growth & Income Fund.



    Strong Capital Management, Inc. ("Strong"), the sub-adviser to the Growth Fund, was organized in 1974. Since then, Strong's principal business has been providing continuous investment supervision for individuals and institutional accounts, such as pension funds and profit-sharing plans. The sub-adviser also acts as investment adviser for its own propriety mutual funds. As of February 28, 1997, the sub-adviser managed over $24.2 billion in assets. Strong's principal mailing address is P.O. Box 2936, Milwaukee, Wisconsin 53201. Richard
S. Strong is the controlling shareholder of the sub-adviser.



    Subject to the supervision of the Trust's Trustees and the Adviser, Strong manages the Growth Fund's portfolio in accordance with its stated investment objective and policies, makes investment decisions for the Fund, places orders to purchase and sell securities on behalf of the Fund, and administers the affairs of the Fund. The portfolio manager for the Growth Fund is Mr. Ronald C. Ognar. Mr. Ognar, a Chartered Financial Analyst with more than twenty-five years of investment experience, joined the Adviser in April 1993 after two years as a principal and portfolio manager with RCM Capital Management. For approximately three years prior to that, he was a portfolio manager at Kemper Financial Services in Chicago. Mr. Ognar began his investment career in 1968 at LaSalle National Bank in Chicago after serving two years in the U.S. Army. He received his bachelor's degree in accounting from the University of Illinois in 1968. In addition to his duties as portfolio manager of the Fund, he also co-manages the Strong Total Return Fund, the Strong Growth Fund II, and the Asset Allocation Fund.


    Lombard Odier, the sub-adviser to the International Equity Fund, provides investment advisory services with respect to the Fund's investments in foreign securities, including recommending optimal geographic and equity allocation. Lombard Odier is wholly-owned by Lombard, Odier & Cie ("LOC"), one of the largest and oldest private banks in Switzerland, established in 1798. Mr. Jean Bonna, a

Managing Partner of LOC, is Chairman of Lombard Odier. Mr. Robert van Maasdijk is the Managing Director of Lombard Odier. Lombard Odier presently serves as investment sub-adviser to one open-end investment company and one closed-end investment company.


    The Trust retains Lombard Odier to manage the investment of the International Equity Fund's assets and to place orders for the purchase and sale of portfolio securities. Lombard Odier will be primarily responsible for recommending the allocation of investments among various international markets and currencies, recommendation and selection of particular securities in the international markets, and placement of portfolio transactions in the foreign equity markets. Although overall strategy is set by the Lombard Odier Strategy Committee, Mr. Ronald Armist (15 years of investment experience) and Mr. Omid Kamshad (20 years of investment experience) will primarily be responsible for the day-to-day management of the International Equity Fund.



    INVESTMENT SUB-ADVISORY AGREEMENTS. Each sub-adviser has entered into an investment sub-advisory agreement with the Adviser under which the sub-adviser, subject to the general supervision of the Adviser and the Trust's Board of Trustees, manages the investment portfolio of the Fund(s) of which it is the sub-adviser. Under the investment advisory agreements, the sub-advisers are responsible for making investment decisions for the Funds and for placing the purchase and sale orders for the portfolio securities of each Fund. The sub-advisers may place orders for portfolio transactions with any broker including, to the extent and in the manner permitted by applicable law, affiliated brokers.


    As compensation for its services, the sub-advisers receive a monthly fee from the Adviser based on the average daily net assets of each Fund at the following annual rates:


SUB-ADVISER                                                                              SUB-ADVISORY FEE
--------------------------------------------------------------------------------------  -------------------
J.P. Morgan (Investment Grade Bond Fund)..............................................           0.30%
J.P. Morgan (Balanced Fund)*..........................................................           0.45%
MFS (High Yield Bond Fund)............................................................           0.40%
MFS (Emerging Growth).................................................................           0.40%
Warburg Pincus (Growth & Income Fund).................................................           0.50%
Strong (Growth Fund)*.................................................................           0.60%
Lombard Odier (International Equity Fund).............................................           0.50%


------------------------


* At certain specified net asset levels, the sub-advisory fee for the Balanced Fund and the Growth Fund will each decrease as a percentage of net assets. Specifically, the sub-advisory fee for the Balanced Fund equals 0.45% of the Fund's net assets up to $100 million, 0.40% of net assets between $100 million and $200 million, 0.35% of net assets between $200 million and $400 million and 0.30% of net assets above $400 million. The sub-advisory fee for the Growth Fund equals 0.60% of the Fund's net assets up to $25 million, 0.50% of net assets between $25 million and $100 million, 0.40% of net assets between $100 million and $150 million and 0.30% of net assets above $150 million.


    See the SAI for more detailed information about the investment advisory agreements.

                            PERFORMANCE INFORMATION

    From time to time the Trust may publish average annual total return figures for one or more of the Funds in advertisements, and communications to shareholders or sales literature. Average annual total return is determined by computing the annual percentage change in value of $1,000 invested for specified periods ending with the most recent calendar quarter, assuming reinvestment of all dividends and distributions at net asset value. The average annual total return calculation assumes a complete redemption of the investment at the end of the relevant period.

    The Trust also may from time to time publish year-by-year total return, cumulative total return and yield information for the Funds in advertisements, communications to shareholders or sales literature. These may be provided for various specified periods by means of quotations, charts, graphs or schedules. Year-by-year total return and cumulative total return for a specified period are each derived by calculating the percentage rate required to make a $1,000 investment in a Fund (assuming all distributions are reinvested) at the beginning of such period equal to the actual total value of such investment at the end of such period.


    Certain Funds also may advertise their yield. Yield is computed by dividing net investment income earned during a recent 30 day period by the product of the average daily number of shares outstanding and entitled to receive dividends during the period and the price per share on the last day of the relevant period. The results are compounded on a bond equivalent (semi-annual) basis and then annualized. Net investment income per share is equal to the dividends and interest earned during the period, reduced by accrued expenses for the period. The calculation of net investment income for these purposes may differ from the net investment income determined for accounting purposes.


    In addition, the Trust may from time to time publish performance of its Funds relative to certain performance rankings and indices.


    The investment results of the Funds will fluctuate over time and any presentation of investment results for any prior period should not be considered a representation of what an investment may earn or what a Fund's performance may be in any future period. In addition to information provided in shareholder reports, the Trust may, in its discretion, from time to time make a list of the Fund's holdings available to investors upon request.


                        DETERMINATION OF NET ASSET VALUE

    The net asset value per share of each Fund is normally determined once daily as of the close of regular trading on the New York Stock Exchange, currently 4:00 p.m. New York time, on each day when the New York Stock Exchange is open, except as noted below. The New York Stock Exchange is scheduled to be open Monday through Friday throughout the year, except for certain federal and other holidays. The net asset value of each Fund's shares will not be calculated on the Friday following Thanksgiving, the Friday following Christmas if Christmas falls on a Thursday and the Monday before Christmas if Christmas falls on a Tuesday. The net asset value of each Fund is determined by dividing the value of the Fund's securities, cash, and other assets (including accrued but uncollected interest and dividends), less all liabilities (including accrued expenses but excluding capital and surplus) by the number of shares of the Fund outstanding.

    The value of each Fund's securities and assets, except those of certain short-term debt securities held by the Funds, is determined on the basis of their market values. All short-term debt securities having remaining maturities of sixty days or less held by the Funds are valued by the amortized cost method, which is intended to approximate market value. Investments for which market quotations are not readily available are valued at their fair value as determined in good faith by, or under authority delegated by, the Trust's Board of Trustees. See "Determination of Net Asset Value" in the SAI.

                  OFFERING, PURCHASE AND REDEMPTION OF SHARES


    Shares of the Funds are sold in a continuous offering and are authorized to be offered to the Alexander Hamilton Variable Annuity Separate Account and Jefferson-Pilot Separate Account A (collectively, the "Separate Accounts") to support variable annuity contracts. Net purchase payments under the Contracts are placed in one or more subaccounts and the assets of each such subaccount are invested in the shares of the Fund corresponding to that subaccount. The Separate Accounts purchase and redeem shares of the Funds for its subaccounts at net asset value without sales or redemption charges.



    For each day on which a Fund's net asset value is calculated, the Separate Accounts transmit to the Trust any orders to purchase or redeem shares of the Fund(s) based on the purchase payments, redemption (surrender) requests, and transfer requests from Contract owners, annuitants and beneficiaries that have been processed on that day. The Separate Accounts purchase and redeem shares of each Fund at the Fund's net asset value per share calculated as of that same day although such purchases and redemptions may be executed the next morning. Money received by the Trust from the Separate Accounts for the purchase of shares of the International Equity Fund may not be invested by those Funds until the day following the execution of such purchases.


    Please refer to the separate prospectus for the Contracts and the Separate Accounts for a more detailed description of the procedures whereby a Contract owner, annuitant, or beneficiary may allocate his or her interest in the Separate Accounts to a subaccount using the shares of one of the Funds as an underlying investment medium.



    In the future, the Trust may offer shares of one or more of the Funds (including new funds that might be added to the Trust) to other registered or unregistered separate accounts of Alexander Hamilton Life or Jefferson-Pilot Life to support variable annuity contracts (other than the Contracts) or variable life insurance contracts. Likewise, the Trust may also, in the future, offer shares of one or more of the Funds directly to qualified pension and retirement plans.


    In the event that shares of any Fund are offered to a separate account supporting variable life insurance or to qualified pension and retirement plans, a potential for certain conflicts may exist between the interests of variable annuity contract owners, variable life insurance contract owners and plan participants. The Trust currently does not foresee any disadvantage to owners of the Contracts arising from the fact that shares of any Fund might be held by such entities. In such an event, the Trust's Board of Trustees, however, will monitor the Funds in order to identify any material irreconcilable conflicts of interest which may possibly arise, and to determine what action, if any, should be taken in response to such conflicts.

                INCOME DIVIDENDS AND CAPITAL GAINS DISTRIBUTIONS

    The Funds intend to distribute substantially all of their net investment income quarterly. Each Fund also intends to annually distribute substantially all of its net realized capital gains. All income dividends and capital gain distributions declared by a Fund to a separate account supporting variable annuity contracts will be reinvested in shares of that Fund at the Fund's net asset value.

                                     TAXES


    TAX STATUS. The Trust believes that each Fund will qualify as a regulated investment company under Subchapter M, Chapter 1, Subtitle A of the Internal Revenue Code of 1986, as amended (the "Code"), and each Fund intends to distribute substantially all of its net income and net investment capital gain to its shareholders. As a result, under the provisions of subchapter M, there should be little or no income or gains taxable to the Funds. In addition, each Fund intends to comply with certain other distribution rules specified in the Code so that it will not incur a 4% nondeductible federal excise tax that otherwise would apply. Under current law, the net income of the Funds, including net capital gain, is not taxed to Alexander Hamilton Life to the extent that it is applied to increase the reserves held by Alexander Hamilton Life in respect of the annuity contracts.


    DISTRIBUTION OF INCOME. To qualify as a regulated investment company, a Fund must distribute to its shareholders (I.E., the insurance companies) for each taxable year at least 90% of its investment company taxable income (consisting generally of net investment income, net short-term capital gain, and net gains from certain foreign currency transactions).

    SOURCES OF GROSS INCOME. To qualify for treatment as a regulated investment company, a Fund must also derive at least 90% of its gross income each taxable year from dividends, interest, payments with respect to securities loans, gains from the sale or other disposition of securities or foreign currencies, or other income (including, but not limited to, gains from options, futures or forward contracts) derived with respect to its business of investing in securities, or currencies. A Fund must also derive less than 30% of its gross income each taxable year from the sale or other disposition of any of the following which was held for less than three months: (1) stock or securities, (2) options, futures, or forward contracts (other than options, futures, or forward contracts on foreign currencies), or (3) foreign currencies (or options, futures, or forward contracts on foreign currencies) but only if such currencies (or options, futures, or forward contracts) are not directly related to the Fund's principal business of investing in stock or securities (or options and futures with respect to stock or securities). For purposes of these tests, gross income generally is determined without regard to losses from the sale or other disposition of stock or securities or other Fund assets.

    DIVERSIFICATION OF ASSETS. To qualify for treatment as a regulated investment company, a Fund must also satisfy certain requirements with respect to the diversification of its assets. A Fund must have, at the close of each quarter of the taxable year, at least 50% of the value of its total assets represented by cash, cash items, United States Government securities, securities of other regulated investment companies, and other securities which, in respect of any one issuer, do not represent more than 5% of the value of the total assets of the Fund nor more than 10% of the voting securities of that issuer. In addition, at those times not more than 25% of the value of the Fund's total outstanding assets may be invested in securities (other than United States Government securities or the securities of other regulated investment companies) of any one issuer, or of two or more issuers which the Fund controls and which are engaged in the same or similar trades or businesses or related trades or businesses. For purposes of the Fund's requirements to maintain diversification for tax purposes, the issuer of a loan participation will be the underlying borrower. In cases where the Fund does not have recourse directly against the borrower, both the borrower and each agent bank and co-lender interposed between the Fund and the borrower will be deemed issuers of the loan participation for tax diversification purposes. The Fund's investments in U.S. Government Securities are not subject to these limitations. The foregoing diversification requirements are in addition to those imposed by the Investment Company Act of 1940.

    Because the Trust is established as an investment medium for variable annuity contracts, Section 817(h) of the Code imposes additional diversification requirements on each Fund. These requirements generally are that as of the end of each quarter or within 30 days thereafter, no more than 55% of the value of the total assets of a Fund may be represented by any one investment; no more than 70% by any two investments; no more than 80% by any three investments; and no more than 90% by any four investments. For these purposes, all securities of the same issuer are treated as a single investment and each United States government agency or instrumentality is treated as a separate issuer. Section 817(h) provides, as a safe harbor, that a separate account will be treated as being adequately diversified if the diversification requirements under Subchapter M are satisfied and no more than 55% of the value of the account's total assets are cash, cash items, government securities, and securities of other regulated investment companies.


    FOREIGN INVESTMENTS. Funds investing in foreign securities or currencies may be required to pay withholding or other taxes to foreign governments. Foreign tax withholding from dividends and interest, if any, is generally at a rate between 10% and 35%. The investment yield of the Funds that invest in foreign securities or currencies will be reduced by these foreign taxes. Shareholders will bear the cost of any foreign tax withholding, but may not be able to claim a foreign tax credit or deduction for these foreign taxes. Funds investing in securities of passive foreign investment companies may be subject to U.S. Federal income taxes and interest charges, and the investment yield of the Funds making such investments will be reduced by these taxes and interest charges. Shareholders will bear the cost of these taxes and interest charges but will not be able to claim a deduction for these amounts.



    ADDITIONAL TAX CONSIDERATIONS. If a Fund failed to qualify as a regulated investment company, (1) owners of Contracts based on the Fund might be taxed currently on the investment earnings under their Contracts and thereby lose the benefit of tax deferral, and (2) the Fund might incur additional taxes. In addition, if a Fund failed to comply with the diversification requirements of
Section 817(h) of the Code, owners of Contracts based on the Fund would be taxed on the investment earnings under their Contracts and thereby lose the benefit of tax deferral. Accordingly, compliance with the above rules is carefully monitored by the sub-advisers, and it is intended that the Funds will comply with these rules as they exist or as they may be modified from time to time. Compliance with the tax requirements described above may result in a reduction in the return under a Fund since, to comply with the above rules, the investments utilized (and the time at which such investments are entered into and closed out) may be different from that the sub-adviser might otherwise believe to be desirable.

    The shareholders of the Funds are currently limited to the Separate Accounts and the Company. For more information regarding the tax implications for the purchaser of a Contract who allocates investments to the Funds, please refer to the prospectus for the Contract.


    The foregoing is a general and abbreviated summary of the applicable provisions of the Code and Treasury Regulations currently in effect. It is not intended to be a complete explanation or a substitute for consultation with individual tax advisors. For the complete provisions, reference should be made to the pertinent Code sections and the Treasury Regulations promulgated thereunder. The Code and Regulations are subject to change.

                               OTHER INFORMATION

REPORTS

    Annual Reports containing audited financial statements of the Trust and Semi-Annual Reports containing unaudited financial statements, as well as proxy materials, are sent to Contract owners, annuitants or beneficiaries, as appropriate. Inquiries may be directed to the Trust at the telephone number or address set forth on the cover page of this prospectus.

VOTING AND OTHER RIGHTS


    Each share outstanding is entitled to one vote on all matters submitted to a vote of shareholders (of a Fund or the Trust) and is entitled to a pro rata share of any distributions made by a Fund and, in the event of liquidation, of its net assets remaining after satisfaction of outstanding liabilities. Each share (of each Fund), when issued, is nonassessable and has no preemptive or conversion rights. The shares have noncumulative voting rights. Alexander Hamilton Life will vote shares of a Fund held by the Separate Account which are attributable to Contracts in accordance with instructions received from Contract owners, annuitants and beneficiaries as provided in the prospectus for the Contracts. Fund shares held by the Separate Accounts as to which no instructions have been received will be voted for or against any proposition, or in abstention, in the same proportion as the shares of the Separate Accounts as to which instructions have been received. Fund shares held by any registered separate account of Alexander Hamilton Life or its affiliates that are not attributable to Contracts will also be voted for or against any proposition in the same proportion as the shares for which voting instructions are received by that separate account. However, if the Trust determines that it is permitted to vote any such shares of a Fund in its own right, it may elect to do so, subject to the then current interpretation of the 1940 Act and the rules thereunder.


    As a Massachusetts business trust, the Trust is not required to hold regular annual shareholder meetings. The Trust is, however, required to hold shareholder meetings for the following purposes: (i) approving certain agreements as required by the 1940 Act; (ii) changing fundamental investment objectives, policies and restrictions of any Fund; and (iii) filling vacancies on the board of trustees in the event that less than a majority of the Trustees were elected by shareholders. Trustees may also be removed by shareholders by a vote of two-thirds of the outstanding votes attributable to shares of all Funds at a meeting called at the request of holders of 10% or more of such votes. The Trust has the obligation to assist in shareholder communications.

    The Jefferson-Pilot Corporation Employees' Retirement Benefit Plan and Alexander Hamilton Life own more than 25% of the outstanding shares of each Fund which may result in it being deemed a controlling person of each of these Funds, as that term is defined in the 1940 Act.

CUSTODY OF ASSETS


    Pursuant to a custody agreement with the Trust, The Bank of New York serves as the custodian of the Funds' assets.

ACCOUNTING AND ADMINISTRATIVE SERVICES


    Pursuant to the Fund Accounting and Administrative Service agreements, The Bank of New York also performs certain accounting services for the Trust. These services include maintaining and keeping current the Trust's books, accounts, records, journals and other records of original entry related to the Trust's business, performing certain daily functions related thereto, including calculating each Fund's daily net asset value. The Bank of New York is responsible for providing certain administrative services to the Trust such as calculating each Fund's standardized performance information, preparing annual and semi-annual reports to shareholders and the SEC, preparing each Fund's tax returns, monitoring compliance and performing other administrative duties.


TRANSFER AGENT


    Pursuant to a service agreement with the Trust, The Bank of New York also acts as a transfer, redemption and dividend disbursing agent for the Trust.

                                        PART B
                         ------------------------------------
                         STATEMENT OF ADDITIONAL INFORMATION
                         ------------------------------------


                     ALEXANDER HAMILTON VARIABLE INSURANCE TRUST

                              INVESTMENT GRADE BOND FUND
                                 HIGH YIELD BOND FUND
                                    BALANCED FUND
                                 GROWTH & INCOME FUND
                                     GROWTH FUND
                                 EMERGING GROWTH FUND
                              INTERNATIONAL EQUITY FUND

                                     May 1, 1997


This Statement of Additional Information is not a prospectus. Much of the information contained in this Statement expands upon information discussed in the prospectus for Alexander Hamilton Variable Insurance Trust (the "Trust") and should, therefore, be read in conjunction with the prospectus for the Trust. To obtain a copy of the prospectus with the same date as this Statement of Additional Information write to the Trust at its Administrative Service Center, P.O. Box 1776, Farmington Hills, Michigan 48333-9896 or call 1-(800)-289-1776.

                                  TABLE OF CONTENTS

                                                                          Page
                                                                          ----

INTRODUCTION . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 3
ADDITIONAL INVESTMENT POLICY INFORMATION . . . . . . . . . . . . . . . . . 5

    Investment Grade Bond Fund . . . . . . . . . . . . . . . . . . . . . . 5
    High Yield Bond Fund . . . . . . . . . . . . . . . . . . . . . . . . . 7
    Balanced Fund. . . . . . . . . . . . . . . . . . . . . . . . . . . . . 13
    Growth & Income Fund . . . . . . . . . . . . . . . . . . . . . . . . . 14
    Growth Fund. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 14
    Emerging Growth Fund . . . . . . . . . . . . . . . . . . . . . . . . . 15
    International Equity Fund. . . . . . . . . . . . . . . . . . . . . . . 18

SPECIAL INVESTMENT METHODS AND RISKS . . . . . . . . . . . . . . . . . . . 20

    Restricted and Illiquid Securities . . . . . . . . . . . . . . . . . . 20
    Options on Securities and Securities Indices . . . . . . . . . . . . . 21
    Futures Contracts and Options on Futures Contracts . . . . . . . . . . 28
    Foreign Investments. . . . . . . . . . . . . . . . . . . . . . . . . . 36
    Fixed-Income Securities. . . . . . . . . . . . . . . . . . . . . . . . 45
    Warrants and Rights. . . . . . . . . . . . . . . . . . . . . . . . . . 55
    Swap and Related Transactions. . . . . . . . . . . . . . . . . . . . . 55
    Short Sales "Against the Box". . . . . . . . . . . . . . . . . . . . . 57
    Dollar Roll Transactions . . . . . . . . . . . . . . . . . . . . . . . 59
    Emerging Market Securities. . . . . . . . . . . . . . . . . . . . . . 60

INVESTMENT RESTRICTIONS. . . . . . . . . . . . . . . . . . . . . . . . . . 62

    Fundamental Restrictions . . . . . . . . . . . . . . . . . . . . . . . 62
    Non-fundamental Restrictions . . . . . . . . . . . . . . . . . . . . . 69
    Interpretive Rules . . . . . . . . . . . . . . . . . . . . . . . . . . 75

INVESTMENT ADVISER . . . . . . . . . . . . . . . . . . . . . . . . . . . . 75

    Investment Management Agreement. . . . . . . . . . . . . . . . . . . . 76
    Expenses of the Trust. . . . . . . . . . . . . . . . . . . . . . . . . 80

                                                                          Page
                                                                          ----

PORTFOLIO TRANSACTIONS AND BROKERAGE . . . . . . . . . . . . . . . . . . . 81
DETERMINATION OF NET ASSET VALUE . . . . . . . . . . . . . . . . . . . . . 84
PERFORMANCE INFORMATION. . . . . . . . . . . . . . . . . . . . . . . . . . 88
SHARES OF STOCK. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 93
CUSTODY OF ASSETS. . . . . . . . . . . . . . . . . . . . . . . . . . . . . 96
TRUSTEES AND OFFICERS  . . . . . . . . . . . . . . . . . . . . . . . . . . 98

OTHER INFORMATION  . . . . . . . . . . . . . . . . . . . . . . . . . . . . 103

    Financial Statements . . . . . . . . . . . . . . . . . . . . . . . . . 103
    Legal Counsel  . . . . . . . . . . . . . . . . . . . . . . . . . . . . 103
    Other Information  . . . . . . . . . . . . . . . . . . . . . . . . . . 103

APPENDIX A . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 105

                                     INTRODUCTION

    The Alexander Hamilton Variable Insurance Trust (the "Trust") is an open-end management investment company established as a Massachusetts business trust under a Declaration of Trust dated July 8, 1994. The Trust consists of seven separate investment portfolios or funds (the "Funds" or a "Fund"), each of which is, in effect, a separate mutual fund. The Trust issues a separate class of shares for each Fund representing fractional undivided interests in that Fund. An investor, by investing in a Fund, becomes entitled to a pro-rata share of all dividends and distributions arising from the net income and capital gains on the investments of that Fund. Likewise, an investor shares pro-rata in any losses of that Fund.

    Pursuant to an investment management agreement and subject to the authority of the Trust's Board of Trustees, Alexander Hamilton Capital Management, Inc. (the "Adviser") serves as the Trust's investment adviser and conducts the business and affairs of the Trust. The Adviser has engaged the following advisers to act as sub-adviser to provide the day-to-day portfolio management for the respective Fund(s).

        FUND                                   SUB-ADVISER
-------------------------------------------------------------------------------
Investment Grade Bond Fund             J. P. Morgan Investment Management, Inc.

High Yield Bond Fund                   Massachusetts Financial Services Company

Balanced Fund                          J. P. Morgan Investment Management, Inc.

Growth & Income Fund                   Warburg, Pincus Counsellors, Inc.

Growth Fund                            Strong Capital Management, Inc.

Emerging Growth Fund                   Massachusetts Financial Services Company

International Equity Fund              Lombard Odier International Portfolio
                                       Management Limited
-------------------------------------------------------------------------------

    The Trust currently offers each class of its shares to the Alexander Hamilton Variable Annuity Separate Account (a separate account of the Alexander Hamilton Life Insurance Company of America) and offers shares of the Growth Fund and the Emerging Growth Fund to Jefferson-Pilot Separate Account A (a separate account of Jefferson-Pilot Life Insurance Company) as the underlying funding vehicle for certain variable annuity contracts (the "Contracts"). The Trust may also offer classes of its shares to separate accounts sponsored by insurance companies affiliated with the Company to fund variable annuity contracts. The Trust does not offer its shares directly to the general public. The Alexander Hamilton Variable Annuity Separate Account and Jefferson-Pilot Separate Account A, like the Trust, are registered as investment companies with the Securities and

Exchange Commission ("SEC") and separate prospectuses describe the Separate Accounts and the Contracts. The prospectuses for the Separate Accounts and the Contracts also have a statement of additional information similar to this Statement of Additional Information.


    The Trust may, in the future, offer its stock to other registered and unregistered separate accounts of the Alexander Hamilton Life Insurance Company or Jefferson-Pilot Life Insurance Company and their affiliates supporting other variable annuity contracts or variable life insurance contracts and to qualified pension and retirement plans.

    Terms appearing in this Statement of Additional Information that are defined in the Prospectus have the same meaning herein as in the Prospectus.

                       ADDITIONAL INVESTMENT POLICY INFORMATION

INVESTMENT GRADE BOND FUND

    The Investment Grade Bond Fund seeks high total return consistent with moderate risk of capital and maintenance of liquidity. Subject to this investment objective, the sub-adviser will consider the total rate of return on portfolio securities in managing the Fund. Under normal market or economic conditions, the Fund will invest a majority of its assets in investment grade debt obligations and money market instruments.

    The Investment Grade Bond Fund may or may not be suitable or appropriate for all investors. The Fund is not a money market fund and is not an appropriate investment for those whose primary objective is stability of principal. The value of the portfolio securities of the Fund will fluctuate based upon market, economic, and to some degree, foreign exchange conditions. Although the Fund seeks to reduce risk by investing in a diversified portfolio, such diversification does not eliminate all risk. There is no assurance, however, that the Fund will achieve this result.

    Yields on short, intermediate, and long-term securities are dependent on a variety of factors, including the general conditions of the money, bond and foreign exchange markets, the size of a particular offering, the maturity of the obligation, and the rating of the issue. Debt securities with longer maturities tend to produce higher yields and are generally subject to potentially greater capital appreciation and depreciation than obligations with shorter maturities and lower yields. The market prices of debt securities usually vary, depending upon available yields (known as market risk). An increase in interest rates will generally reduce the value of portfolio investments, and a decline in interest rates will generally increase the value of portfolio investments. The ability of the Investment Grade Bond Fund to achieve its investment objective is also dependent on the continuing ability of the issuers of the debt securities to meet their obligations for the payment of interest and principal when due (known as credit risk).

HIGH YIELD BOND FUND

    The High Yield Bond Fund seeks a high level of current income. The Fund will seek to achieve its objective by investing primarily in corporate debt obligations(1) with emphasis on higher-yielding, higher risk, lower-rated or unrated securities. Under normal conditions, the sub-adviser expects that the Fund's assets will primarily consist of a diversified portfolio of high-yielding bonds, convertible securities and preferred stock.

     The High Yield Bond Fund intends to invest a substantial portion of its assets in fixed-income securities offering high current income. Such high yielding fixed-income securities are ordinarily in the lower rating categories of Moody's or Standard & Poor's or will be unrated securities of comparable quality. Such securities are commonly known as "junk bonds." These lower-rated fixed-income securities are considered, on balance, as predominantly speculative with respect to capacity to pay


------------------------
(1) The maturities of these securities is expected to range from 8 to 12 years.

interest and repay principal in accordance with the terms of the obligation and will generally involve more credit risk than securities in the higher rating categories. The market values of such securities tend to reflect individual corporate developments to a greater extent than do higher-rated securities, which react primarily to fluctuations in the general level of interest rates. Such lower-rated securities also tend to be more sensitive to economic conditions than are higher-rated securities. Adverse publicity and investor perceptions, whether or not based on fundamental analysis, regarding lower-rated bonds may depress prices and liquidity for such securities. Factors adversely affecting the market value of high yielding securities will adversely affect the Fund's net asset value. In addition, the Fund may incur additional expenses to the extent it were required to seek recovery upon a default in the payment of principal or interest on its portfolio holdings. Although some risk is inherent in all securities ownership, holders of fixed-income securities have a claim on
the assets of the issuer prior to the holders of common stock.   Therefore, an
investment in fixed-income securities generally entails less credit risk than an investment in common stock of the same issuer.

     The sub-adviser's judgment as to the "reasonableness" of the risk involved in any particular investment will be a function of its experience in managing fixed-income investments and its evaluation of general economic and financial conditions of a specific issuer.

     In some circumstances, defensive strategies may be implemented to preserve or enhance capital even at the sacrifice of current yield. Defensive strategies, which may be used singly or in any combination, may include, but are not limited to, investments in zero coupon bonds or investments in money market instruments.

     High yielding securities may be issued by corporations in the growth stage of their development. They may also be issued in connection with a corporate reorganization or as part of a corporate takeover. Companies that issue such high yielding securities are often highly leveraged and may not have available to them more traditional methods of financing. Therefore, the risk associated with acquiring the securities of such issuers generally is greater than is the case with higher-rated securities. For example, during an economic downturn or a sustained period of rising interest, highly leveraged issuers of high yielding securities may experience financial stress. During such periods, such issuers may not have sufficient revenues to meet their interest payment obligations.
The issuer's ability to service its debt obligations may also be adversely affected by specific corporate developments, or the issuer's inability to meet specific projected business forecasts, or the unavailability of additional financing. The risk of loss due to default by the issuer is significantly greater for the holders of high yielding securities because such securities are generally unsecured and are often subordinated to other creditors of the issuer.

     High yielding securities frequently have call or buy-back features that would permit an issuer to call or repurchase the security from the Fund. If a call were exercised by the issuer during a period of declining interest rates, the Fund would likely have to replace such called security with a lower yielding security, thus decreasing the net investment income to the Fund. The premature disposition of a high yielding security because of a call or buy-back feature, the deterioration of the issuer's creditworthiness or a default may also make it more difficult for the Fund to time its receipt of income, which may have tax implications.

     The Fund may have difficulty disposing of certain high yielding securities for which there is a thin trading market. Because not all dealers maintain markets in all high yielding securities, there is no established retail secondary market for many of these securities, and the Fund anticipates that they could be sold only to a limited number of dealers or institutional investors. To the extent there is a secondary trading market for high yielding securities, it is generally not so liquid as that for higher-rated securities. The lack of a liquid secondary market may have an adverse impact on market price and the Fund's ability to dispose of particular issues when necessary to meet the Fund's liquidity needs or in response to a specific economic event such as a deterioration in the creditworthiness of the issuer. The lack of a liquid secondary market for certain securities may also make it more difficult for the Fund to obtain accurate market quotations for purposes of valuing the Fund's assets. Market quotations are generally available on many high yield issues only from a limited number of dealers and may not necessarily represent firm bids of such dealers or prices for actual sales.

     It is likely that a major economic recession could severely affect the market for and the values of high yielding securities, as well as the ability of the issuers of such securities to repay principal and pay interest thereon.

     The High Yield Bond Fund may acquire high yielding securities that are sold without registration under the federal securities laws and therefore carry restrictions on resale. Many recent high yielding securities have been sold with registration rights, covenants and penalty provisions for delayed registration; however, if a Fund is required to sell such restricted securities before the securities have been registered, then the Fund may be deemed an underwriter of such securities as defined in the Securities Act of 1933 (the "1933 Act"), which entails special responsibilities and liabilities. The Fund may incur special costs in disposing of such securities, but will generally incur no costs when the issuer is responsible for registering the securities.

     The High Yield Bond Fund may acquire high yielding securities during an initial underwriting. Such securities involve special risks because they are new issues. The Fund has no arrangement with any person concerning the acquisition of such securities and the sub-adviser will carefully review the credit and other characteristics pertinent to such new issues.

     From time to time in the past, there were proposals for legislation designed to limit the use of certain high yielding securities in connection with leveraged buy-outs, mergers and acquisitions, or to limit the deductibility of interest payments on such securities. Such proposals if enacted into law could reduce the market for such securities generally, could negatively affect the financial condition of issuers of high yield securities by removing or reducing a source of future financing, and could negatively affect the value of specific high yield issues. However, such legislation is not currently proposed.

BALANCED FUND

     The Balanced Fund seeks high total return. The Fund will pursue its investment objective by investing in a diversified portfolio of equity and fixed income securities. The equity component of the Fund will consist primarily of the common stock of large and medium sized U.S. companies within various economic sectors according to their relative value. The sub-adviser buys and sells securities within each economic sector based on this valuation process to enhance total return.

     The sub-adviser believes that diversification of the Fund's investments among economic sectors will better enable the Fund to achieve its investment objective of high total return and may result in a reduction in investment risk and lower volatility. The Balanced Fund's equity investments also include ADRs, preferred stock, warrants, rights and convertible securities.

     The fixed income component of the Balanced Fund will invest in fixed income securities allocated across the broad sectors of the fixed income markets.
Under normal market conditions, the substantial majority of fixed income securities will be rated in the highest rating categories by Standard & Poor's and Moody's. The Fund may invest up to 5% of its assets dedicated to fixed income investments in securities rated Ba by Moody's or BB by Standard & Poor's.

GROWTH & INCOME FUND

     The Growth & Income Fund's investment objectives are to provide growth of capital and income. The Fund will pursue its objectives by investing primarily in equity securities and in various income producing securities including, but not limited to, dividend paying equity securities, fixed income securities and money market instruments.

     The portion of the Fund invested at any given time in each of these asset classes will vary depending on market conditions, and there may be extended periods when the Fund is primarily invested in one of them. In addition, the amount of income derived from the Fund will fluctuate depending on the composition of the Fund's holdings and will tend to be lower when a higher portion of the Fund is invested in equity securities. Under normal market conditions, Counsellors will invest substantially all of the Fund's assets in equity securities, including common stocks, securities which are convertible into common stocks and readily marketable securities, such as rights and warrants, which derive their value from common stocks.

THE GROWTH FUND

     The investment objective of the Growth Fund is to seek capital growth. The Fund invests primarily in equity securities that the sub-adviser believes have above-average growth prospects. The Fund generally will invest in companies whose earnings are believed to be in a relatively strong growth trend, and, to a lesser extent, in companies which significant further growth is not anticipated, but whose market value is thought to be undervalued.

     In determining whether to invest Fund assets in a particular company, the Growth Fund's sub-adviser ordinarily looks to the following characteristics:
(1) prospects for above-average sales and earnings growth; (2) high return on invested capital; (3) overall financial strength, including sound financial and accounting policies and a strong balance sheet; (4) competitive advantages, including innovative products and service; (5) effective research, product development and marketing; and (6) stable, capable management.

EMERGING GROWTH FUND

     The Emerging Growth Fund's investment objective is capital appreciation. The Fund will pursue its objective by investing primarily in common stocks and other equity type securities issued by companies with strong growth potential.

     The sub-adviser's investment philosophy is to identify investment values available in the market at attractive prices. Investment value arises from the ability to generate earnings or from the ownership of assets or resources. Underlying earnings potential and asset values are frequently demonstrable but not recognized in the market prices of the securities representing their ownership. Important investment opportunities often occur where companies develop solutions to large, complex, fundamental problems, such as declining industrial productivity; rising costs and declining sources of energy; the economic imbalances and value erosion caused by years of high inflation and interest rates; the soaring costs and competing priorities of providing health care; and the accelerating interdependence and "shrinking size" of the world.

     Solutions or parts of solutions to large problems may be generated by established companies or comparatively new companies of all sizes through the development of new products, technologies or services, or through new applications of older ones.

     Investment in such companies represents a very wide range of investment potential, current income return rates, and exposure to market risks. Income generated by investments in these companies would be expected to be moderate, characterized by lesser rates than those of a fund whose sole objective is current income, and somewhat higher rates than those of a higher-risk growth fund.

     The stock market frequently values the aggregate ownership of a company at a substantially lower figure than its component assets would be worth if they were sold off separately over time. Such assets may include intangible assets such as product and market franchises, operating know-how, or distribution systems, as well as such tangible properties as oil reserves, timber, real estate, or production facilities. Investment opportunities in these companies are determined by the magnitude of difference between economic worth and current market price.

     Market undervaluations are very often corrected by purchase and sale, restructuring of the company, or market appreciation to recognize the actual worth. The recognition process may well occur over time, however, creating a form of time-exposure risk. Success from investing in these companies is often great, but may well be achieved only after a waiting period of inactivity.

     Investment by the Emerging Growth Fund in smaller sized companies may involve a significantly greater degree of risk and the reduction of current income to a negligible level. Such investments will not be limited to new, small companies engaged only in frontier technology; rather, the sub-adviser will seek opportunities for maximum appreciation through the full spectrum of business operations, products, services, and asset values. Such companies are usually more flexible in trying new approaches to problem-solving and in making new or different employment of assets. Because of the high risk level involved, the ratio of success among such companies is lower than the average, but for those companies which succeed, the magnitude of investment reward is potentially higher.

INTERNATIONAL EQUITY FUND

     Although widespread interest in foreign equity investments has only recently developed among U.S. investors, foreign equities have since 1970 produced higher returns in dollars than the Standard & Poor's 500 Index. Research coverage outside the U.S. is often fragmented and relatively unsophisticated; for this reason many foreign companies that are well-positioned to grow and prosper have not come to the attention of investors. The sub-adviser for the International Equity Fund believes that the high historical returns and less efficient pricing of foreign markets create favorable conditions for the Fund's highly focused investment approach.

     Using fundamental company and industry research, the sub-adviser seeks to identify companies that have a high probability of achieving superior long-term returns. Companies of this type tend to operate within industries which are less economically sensitive, relatively free of regulation and which favor strong franchises.

     To identify these long-term investment opportunities, the sub-adviser will look for those companies which enjoy a stable competitive advantage and are able to benefit from the favorable dynamics of the industry in which they operate. This stage includes analyzing the current and expected financial performance of the company; contacting suppliers, customers and competitors;

and meeting with management. In particular, the sub-adviser looks for companies whose managers have a strong commitment to both maintaining the high returns of the existing business and reinvesting the capital generated at high rates of return. The International Equity Fund looks for companies whose management always acts in the interests of the owners and seek to maximize returns to all stockholders.

     The sub-adviser measures a company's business value by its ability to generate substantial free cash flow after all working and fixed capital expenditures. In the judgment of the sub-adviser, free cash flow is the best measure of the underlying economics of a company, is less subject to manipulation than reported earnings, and is more meaningful when valuing companies across different tax and accounting regimes. Having identified companies with superior free cash flow characteristics, the sub-adviser then considers that free cash flow relative to the current stock price and the prospects for long-term growth. These two components are used to determine an expected total return at the stock's prevailing market price.

     After buying a stock, the sub-adviser for the International Equity Fund monitors developments within the company and its industry and maintains regular contact with management. The Fund is a long-term holder of stocks and because of this, the sub-adviser adjusts the Fund's portfolio only when expected returns fall below acceptable levels or when the sub-adviser identifies substantially more attractive investments.


                     SPECIAL INVESTMENT METHODS AND RISKS

RESTRICTED AND ILLIQUID SECURITIES

     The Investment Grade Bond Fund, the High Yield Bond Fund, the Balanced Fund, the Growth & Income Fund, the Emerging Growth Fund, the Growth Fund and the International Equity Fund may purchase certain restricted securities (those that are not registered under the Securities Act of 1933 (the "1933 Act") but can be offered and sold to "qualified institutional buyers" under Rule 144A of that Act) and limited amounts of illiquid investments, including illiquid restricted securities. Limitations on illiquid securities and other illiquid investments for each Fund are described in non-fundamental investment restriction #3 below.

     Illiquid investments include many restricted securities, repurchase agreements that mature in more than seven days, currency and interest rate swaps, time deposits that mature in more than seven days or that have a notice or demand period more than seven days, certain over-the-counter option contracts, participation interests in loans, securities not readily marketable and certain restricted securities.

     Certain repurchase agreements which provide for settlement in more than seven days, however, can be liquidated before the nominal fixed term on seven days or less notice. The Trust will consider such repurchase agreements as liquid. Likewise, restricted securities (including commercial paper issued pursuant to Section 4(2) of the 1933 Act) that the Board of Trustees of the Trust or the sub-advisers have determined to be liquid will be treated as such.

     The SEC staff has taken the position that fixed time deposits maturing in more than seven days that cannot be traded on a secondary market and participation interests in loans are illiquid and not readily marketable. Until such time (if any) as this position changes, the Trust will include such investments in the percentage limitation on illiquid investments applicable to each Fund.

OPTIONS ON SECURITIES AND SECURITIES INDICES

     All of the Funds except the International Equity Fund may write (sell) covered call and put options on any securities in which they may invest. A call option written by a Fund obligates such Fund to sell specified securities to the holder of the option at a specified price if the option is exercised at any time before the expiration date.

All call options written by a Fund are covered, which means that such Fund will own the securities subject to the option so long as the option is outstanding.
A Fund's purpose in writing covered call options is to realize greater income than would be realized on portfolio securities transactions alone. However, a Fund may forgo the opportunity to profit from an increase in the market price of the underlying security.

     A put option written by a Fund would obligate such Fund to purchase specified securities from the option holder at a specified price if the option is exercised at any time before the expiration date. All put options written by a Fund would be covered, which means that such Fund would have deposited with its custodian cash or liquid high grade debt securities with a value at least equal to the exercise price of the put option. The purpose of writing such options is to generate additional income for the Fund. However, in return for the option premium, a Fund accepts the risk that it will be required to purchase the underlying securities at a price in excess of the securities' market value at the time of purchase.

     In addition, a written call option or put option may be covered by maintaining cash or liquid high grade debt securities (either of which may be denominated in any currency) in a segregated account with its custodian or by purchasing an offsetting option or any other option which, by virtue of its exercise price or otherwise, reduces a Fund's net exposure on its written option position.

     The Funds other than the International Equity Fund may also write (sell) covered call and put options on any securities index composed of securities in which it may invest. Options on securities indices are similar to options on securities, except that the exercise of securities index options requires cash payments and normally does not involve the actual purchase or sale of securities. In addition, securities index options are designed to reflect price fluctuations in a group of securities or segment of the securities market rather than price fluctuations in a single security.

     A Fund may cover call options on a securities index by owning securities whose price changes are expected to be similar to those of the underlying index, or by having an absolute and immediate right to acquire such securities without additional cash consideration (or for additional cash consideration held in a segregated account by its custodian) upon conversion or exchange of other securities in its portfolio. A Fund may cover call and put options on a securities index by maintaining cash or liquid high grade debt securities with a value equal to the exercise price in a segregated account with its custodian.

     A Fund may terminate its obligations under an exchange traded call or put option by purchasing an option identical to the one it has written. Obligations under over-the-counter options may be terminated only by entering into an offsetting transaction with the counterparty to such option. Such purchases are referred to as "closing purchase" transactions.

     Each Fund may purchase put and call options on any securities in which it may invest or options on any securities index based on securities in which it may invest. A Fund would also be able to enter into closing sale transactions in order to realize gains or minimize losses on options it had purchased.

     A Fund would normally purchase call options in anticipation of an increase in the market value of securities of the type in which it may invest. The purchase of a call option would entitle a Fund, in return for the premium paid, to purchase specified securities at a specified price during the option period. A Fund would ordinarily realize a gain if, during the option period, the value of such securities exceeded the sum of the exercise price, the premium paid and transaction costs; otherwise such a Fund would realize a loss on the purchase of the call option.

     A Fund would normally purchase put options in anticipation of a decline in the market value of securities in its portfolio ("protective puts") or in securities in which it may invest. The purchase of a put option would entitle a Fund, in exchange for the premium paid, to sell specified securities at a specified price during the option period. The purchase of protective puts is designed to offset or hedge against a decline in the market value of a Fund's securities. Put options may also be purchased by a Fund for the purpose of affirmatively benefiting from a decline in the price of securities which it does not own. A Fund would ordinarily realize a gain if, during the option period, the value of the underlying securities decreased below the exercise price sufficiently to cover the premium and transaction costs; otherwise such a Fund would realize a loss on the purchase of the put option. Gains and losses on the purchase of protective put options would tend to be offset by countervailing changes in the value of the underlying portfolio securities.

     The Fund would purchase put and call options on securities indices for the same purposes as it would purchase options on individual securities.

     RISKS ASSOCIATED WITH OPTIONS TRANSACTIONS. There is no assurance that a liquid secondary market on an options exchange will exist for any particular exchange-traded option or at any particular time. If a Fund is unable to effect a closing purchase transaction with respect to covered options it has written, the Fund will not be able to sell the underlying securities or dispose of assets held in a segregated account until the options expire or are exercised. Similarly, if a Fund is unable to effect a closing sale transaction with respect to options it has purchased, it would have to exercise the options in order to realize any profit and will incur transaction costs upon the purchase or sale of underlying securities.

     Reasons for the absence of a liquid secondary market on an exchange include the following: (i) there may be insufficient trading interest in certain options; (ii) restrictions may be imposed by an exchange on opening transactions or closing transactions or both; (iii) trading halts, suspensions or other restrictions may be imposed with respect to particular classes or series of options; (iv) unusual or unforeseen circumstances may interrupt normal operations on an exchange; (v) the facilities of an exchange or the Options Clearing Corporation may not at all times be adequate to handle current trading volume; or (vi) one or more exchanges could, for economic or other reasons, decide or be compelled at some future date to discontinue the trading of options (or a particular class or series of options), in which event the secondary market on that exchange (or in that class or series of options) would cease to exist, although outstanding options on that exchange that had been issued by the Options Clearing Corporation as a result of trades on that exchange would continue to be exercisable in accordance with their terms.

     The Funds other the International Equity Fund may purchase and sell both options that are traded on United States and foreign exchanges and options traded over-the-counter with broker-dealers who make markets in these options. The ability to terminate over-the-counter options is more limited than with exchange-traded options and may involve the risk that broker-dealers participating in such transactions will not fulfill their obligations. Until such time as the staff of the SEC changes its position, each Fund will treat purchased over-the-counter options and all assets used to cover written over-the-counter options as illiquid securities, except that with respect to options written with primary dealers in U.S. Government securities pursuant to an agreement requiring a closing purchase transaction at a formula price, the amount of illiquid securities may be calculated with reference to the formula.

     Transactions by a Fund in options on securities and stock indices will be subject to limitations established by each of the exchanges, boards of trade or other trading facilities governing the maximum number of options in each class which may be written or purchased by a single investor or group of investors acting in concert. Thus, the number of options which a Fund may write or purchase may be affected by options written or purchased by other investment advisory clients of the sub-advisers. An exchange, board of trade or other trading facility may order the liquidations of positions found to be in excess of these limits, and it may impose certain other sanctions.

     The writing and purchase of options is a highly specialized activity which involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. The successful use of protective puts for hedging purposes depends in part on the sub-adviser's ability to predict future price fluctuations and the degree of correlation between the options and securities markets.

FUTURES CONTRACTS AND OPTIONS ON FUTURES CONTRACTS

     The Funds may purchase and sell futures contracts and purchase and write options on futures contracts. The Funds may purchase and sell futures contracts based on various securities (such as U.S. Government Securities), securities indices, foreign currencies and other financial instruments and indices. A Fund will engage in futures, or related options transactions, only for bona fide hedging purposes, as defined below, or to increase total returns to the extent permitted by regulations of the Commodity Futures Trading Commission ("CFTC"). All futures contracts entered into by a Fund are traded on U.S. exchanges or boards of trade that are licensed and regulated by the CFTC or on foreign exchanges.

     FUTURES CONTRACTS. A futures contract may generally be described as an agreement between two parties to buy and sell particular financial instruments for an agreed upon price during a designated month (or to deliver the final cash settlement price, in the case of a contract relating to an index or otherwise not calling for physical delivery at the end of trading in the contract).

     When interest rates are rising or securities prices are falling, a Fund can seek through the sale of futures contracts to offset a decline in the value of its current portfolio securities. When rates are falling or prices are rising, a Fund, through the purchase of futures contracts, can attempt to secure better rates or prices than might later be available in the market when it effects anticipated purchases. Similarly, the Growth & Income Fund, the Growth Fund and the International Equity Fund can sell futures contracts on a specified currency to attempt to protect against a decline in the value of such currency and its portfolio securities which are denominated in such currency. These Funds can purchase futures contracts on foreign currency to fix the price in U.S. dollars of a security denominated in such currency that such Fund has acquired or expects to acquire.

     Positions taken normally in the futures markets are not normally held to maturity, but are instead liquidated through offsetting transactions which may result in a profit or a loss. While a Fund's futures contracts on securities or currency will usually be liquidated in this manner, it may instead make or take delivery of the underlying securities or currency whenever, if possible, it appears economically advantageous for the Fund to do so. A clearing corporation associated with the exchange on which futures on securities or currency are traded guarantees that, if still open, the sale or purchase will be performed on the settlement date.

     HEDGING STRATEGIES. Hedging by use of futures contracts seeks to establish with more certainty than would otherwise be possible (1) the effective price,
(2) rate of return or (3) currency exchange rate on portfolio securities or securities that a Fund owns or proposes to acquire. A Fund may, for example, take a "short" position in the futures market by selling futures contracts in order to attempt to hedge against an anticipated rise in interest rates or a decline in market prices or foreign currency rates that would adversely affect the U.S. dollar value of the Fund's portfolio securities. Such futures contracts may include contracts for the future delivery of securities held by the Fund or securities with characteristics similar to those of a Fund's portfolio securities. Similarly, the Growth & Income Fund, the Growth Fund and the International Equity Fund may sell futures contracts on a currency in which its portfolio securities are denominated or in one currency to hedge against fluctuations in the value of securities denominated in a different currency if, for example, there is an established historical pattern of correlation between the two currencies.

     If, in the opinion of its sub-adviser, there is a sufficient degree of correlation between price trends for a Fund's portfolio securities and futures contracts based on other financial instruments, securities indices or other indices, the Fund may also enter into such futures contracts as part of its hedging strategy. Although under some circumstances prices of securities in a Fund's portfolio may be more or less volatile than prices of such futures contracts, the sub-adviser will attempt to estimate the extent of this difference in volatility based on historical patterns and to compensate for it by having the Fund enter into a greater or lesser number of futures contracts or by attempting to achieve only a partial hedge against price changes affecting the Fund's securities portfolio. When hedging of this character is successful, any depreciation in the value of portfolio securities will substantially be offset by appreciation in the value of the futures position. On the other hand, it is possible that any unanticipated appreciation in the value of the Fund's portfolio securities would be substantially offset by a decline in the value of the futures position.

     On other occasions, a Fund may take a "long" position by purchasing such futures contracts. This would be done, for example, when a Fund anticipates the subsequent purchase of particular securities when it has the necessary cash, but expects the prices or currency exchange rates then available in the applicable market to be less favorable than prices or rates that are currently available.

OPTIONS ON FUTURES CONTRACTS. The acquisition of put and call options on futures contracts will give a Fund the right (but not the obligation), for a specified price, to sell or to purchase, respectively, the underlying futures contract at any time during the option period. As the purchaser of an option on a futures contract, a Fund obtains the benefit of the futures position if prices move in a favorable direction but limits its risk of loss in the event of an unfavorable price movement to the loss of the premium and transaction costs.

     The writing of a call option on a futures contract generates a premium which may partially offset a decline in the value of a Fund's assets. By writing a call option, a Fund becomes obligated, in exchange for the premium, to sell a futures contract, which may have a value higher than the exercise price. Conversely, the writing of a put option on a futures contract generates a premium, which may partially offset an increase in the price of securities that the Fund intends to purchase. However, a Fund becomes obligated to purchase a futures contract, which may have a value lower than the exercise price. Thus, the loss incurred by the Fund in writing options on futures is potentially unlimited and may exceed the amount of the premium received. A Fund will incur increased transaction costs in connection with the writing of options on futures.

     The holder or writer of an option on a futures contract may terminate its position by selling or purchasing an offsetting option on the same series. There is no guarantee that such closing transactions can be effected. A Fund's ability to establish and close out positions on such options will be subject to the development and maintenance of a liquid market.

     OTHER CONSIDERATIONS. Where permitted, a Fund will engage in futures transactions and in related options transactions only for bona fide hedging or to increase total return to the extent permitted by CFTC regulations. A Fund will determine that the price fluctuations in the futures contracts and options on futures used for hedging purposes are substantially related to price fluctuations in securities held by the Fund or which it expects to purchase. Except as stated below, each Fund's futures transactions will be entered into for traditional hedging purposes -- I.E., futures contracts will be sold to protect against a decline in the price of securities (or the currency in which they are denominated) that the Fund owns, or futures contracts will be purchased to protect the Fund against an increase in the price of securities (or the currency in which they are denominated) it intends to purchase. However, in particular cases, when it is economically advantageous for a Fund to do so, a long futures position may be terminated or an option may expire without the corresponding purchase of securities or other assets.

     As an alternative to literal compliance with the bona fide hedging definition, a CFTC regulation permits a Fund to elect to comply with a different test, under which the aggregate initial margin and premiums required to establish positions in futures contracts and options on futures for the purpose of increasing total return, will not exceed 5 percent of the net asset value of the Fund's portfolio, after taking into account unrealized profits and losses on any such positions and excluding the amount by which such options were in-the-money at the time of purchase. As permitted, each Fund will engage in transactions in futures contracts and in related options transactions only to the extent such transactions are consistent with the requirements of the Internal Revenue Code of 1986, as amended (the "Code"), for maintaining its qualification as a regulated investment company for federal income tax purposes (see "Taxation").

     Transactions in futures contracts and options on futures involve brokerage costs, require margin deposits and, in the case of contracts and options obligating a Fund to purchase securities or currencies, may require the Fund to segregate with its custodian liquid high grade debt securities in an amount equal to the underlying value of such contracts and options.

     While transactions in futures contracts and options on futures may reduce certain risks, such transactions themselves entail certain other risks. Thus, unanticipated changes in interest rates, securities prices or currency exchange rates may result in a poorer overall performance for a Fund than if it had not entered into any futures contracts or options transactions. In the event of an imperfect correlation between a futures position and portfolio position which is intended to be protected, the desired protection may not be obtained and a Fund may be exposed to risk of loss.

     Perfect correlation between a Fund's futures positions and portfolio positions may be difficult to achieve because no futures contracts based on individual equity securities are currently available. The only futures contracts available to hedge a Fund's portfolio are various futures on U.S. Government securities, securities indices and foreign currencies. In addition, it is not possible for a Fund to hedge fully or perfectly against currency fluctuations affecting the value of securities denominated in foreign currencies because the value of such securities is likely to fluctuate as a result of independent factors not related to currency fluctuations.

FOREIGN INVESTMENTS

     Investing in the securities of companies organized outside the United States or of companies whose securities are principally traded outside the United States ("foreign issuers") or investments in securities denominated or quoted in foreign currency ("non-dollar securities") involves certain special considerations, including those set forth below, which are not typically associated with investing in securities of domestic issuers or U.S. dollar denominated securities. Since investments in foreign issuers may involve currencies of foreign countries and since a Fund may temporarily hold funds in bank deposits in foreign currencies during completion of investment programs and since a Fund may be subject to currency exposure independent of its securities positions, the Fund may be affected favorably or unfavorably by changes in currency rates and in exchange control regulations and may incur costs in connection with conversions between various currencies.

     Since foreign issuers are not subject to uniform accounting, auditing and financial reporting standards, practices and requirements comparable to those applicable to U.S. issuers, there may be less publicly available information about a foreign issuer than about a domestic issuer. Volume and liquidity in most foreign securities markets are less than in the United

States and securities of many foreign issuers are less liquid and more volatile than securities of comparable domestic issuers. Fixed commissions on foreign securities exchanges are generally higher than negotiated commissions on U.S. exchanges. There is generally less government supervision and regulation of securities exchanges, brokers, dealers and listed and unlisted issuers than in the United States. Mail service and other communications between the United States and foreign countries may be slower or less reliable than within the United States, thus increasing the risk of delayed settlements of portfolio transactions or loss of certificates for portfolio securities.

     Foreign investment markets also have different clearance and settlement procedures, and in certain markets there have been times when settlements have been unable to keep pace with the volume of transactions, making it difficult to conduct such transactions. Such delays in settlement could result in temporary periods when a portion of the assets of a Fund are uninvested and no return is earned on such assets. The inability of a Fund to make intended security purchases due to settlement problems could cause the Fund to miss attractive investment opportunities. Inability to dispose of portfolio investments due to settlement problems could result either in losses to a Fund due to subsequent declines in value of the portfolio securities or, if the Fund has entered into a contract to sell the securities, could result in possible liability to the purchaser. In addition, with respect to certain foreign countries, there is the possibility of expropriation or confiscatory taxation, political or social instability, or diplomatic developments which could affect a Fund's investments in those countries. Moreover, individual foreign economies may differ favorably or unfavorably from the U.S. economy in such respects as growth of gross national product, rate of inflation, capital reinvestment, resource self-sufficiency and balance of payments position.

     FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS. The Funds may enter into forward foreign currency exchange contracts. A forward foreign currency exchange contract involves an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. These contracts are traded in the interbank market conducted directly between currency traders (usually large commercial banks) and their customers. A forward contract generally has no deposit requirement, and no commissions are generally charged at any stage for trades.

     At the maturity of a forward contract the Fund may either accept or make delivery of the currency specified in the contract or, at or prior to maturity, enter into a closing purchase transaction involving the purchase or sale of an offsetting contract. Closing purchase transactions with respect to forward contracts are usually effected with the currency trader who is a party to the original forward contract.

     The Funds may enter into forward foreign currency exchange contracts in several circumstances. First, when a Fund enters into a contract for the purchase or sale of a security denominated or noted in a foreign currency, or when the Fund anticipates the receipt in a foreign currency of dividend or interest payments on such a security which it holds, the Fund may desire to "lock in" the U.S. dollar price of the security or the U.S. dollar equivalent of such dividend or interest payment, as the case may be. By entering into a forward contract for the purchase or sale, for a fixed amount of dollars, of the amount of foreign currency involved in the underlying transactions, the Fund will attempt to protect itself against an adverse change in the relationship between the U.S. dollar and the subject foreign currency during the period between the date on which the security is purchased or sold, or on which the dividend or interest payment is declared, and the date on which such payments are made or received.

     Additionally, when the sub-adviser of a Fund believes that the currency of a particular foreign country may suffer a substantial decline against the U.S. dollar, it may enter into a forward contract to sell, for a fixed amount of dollars, the amount of foreign currency approximating the value of some or all of the Fund's portfolio securities denominated in such foreign currency. The precise matching of the forward contract amounts and the value of the securities involved will not generally be possible because the future value of such securities in foreign currencies will change as a consequence of market movements in the value of those securities between the date on which the contract is entered into and the date it matures. Using forward contracts to protect the value of a Fund's portfolio securities against a decline in the value of a currency does not eliminate fluctuations in the underlying prices of the securities. It simply establishes a rate of exchange which a Fund can achieve at some future point in time. The precise projection of short-term currency market movements is not possible, and short-term hedging provides a means of fixing the dollar value of only a portion of a Fund's foreign assets.

     The Funds may engage in cross-hedging by using forward contracts in one currency to hedge against fluctuations in the value of securities denominated in a different currency if the sub-adviser determines that there is a pattern of correlation between the two currencies. These Funds may also purchase and sell forward contracts for non-hedging purposes when the sub-adviser anticipates that the foreign currency will appreciate or depreciate in value, but securities denominated in that currency do not present attractive investment opportunities and are not held in the Fund's portfolio.

     A Fund's custodian will place cash or liquid securities into a segregated account of the Fund in an amount equal to the value of the Fund's total assets committed to the consummation of forward foreign currency exchange contracts requiring the Fund to purchase foreign currencies or forward contracts entered into for non-hedging purposes. If the value of the securities placed in the segregated account declines, additional cash or securities will be placed in the account on a daily basis so that the value of the account will equal the amount of the Fund's commitments with respect to such contracts. The segregated account will be marked-to-market on a daily basis. Although the contracts are not presently regulated by the CFTC, the CFTC may in the future assert authority to regulate these contracts. In such event, the Fund's ability to utilize forward foreign currency exchange contracts may be restricted.

     While a Fund will enter into forward contracts to reduce currency exchange rate risks, transactions in such contracts involve certain other risks. Thus, while a Fund may benefit from such transactions, unanticipated changes in currency prices may result in a poorer overall performance for the Fund than if it had not engaged in any such transactions. Moreover, there may be imperfect correlation between a Fund's portfolio holdings of securities denominated in a particular currency and forward contracts entered into by the Fund. Such imperfect correlation may cause the Fund to sustain losses which will prevent the Fund from achieving a complete hedge or expose the Fund to risk of foreign exchange loss.

     WRITING AND PURCHASING CURRENCY CALL AND PUT OPTIONS. The High Yield Bond Fund, the Growth & Income Fund, the Growth Fund, the Emerging Growth Fund and the International Equity Fund may write covered put and call options and purchase put and call options on foreign currencies for the purpose of protecting against declines in the U.S. dollar value of portfolio securities and against increases in the dollar cost of securities to be acquired.

     A call option written by a Fund obligates the Fund to sell specified currency to the holder of the option at a specified price at any time before the expiration date. A put option written by a Fund would obligate the Fund to purchase specified currency from the option holder at a specified price at any time before the expiration date. The writing of currency options involves a risk that a Fund will, upon exercise of the option, be required to sell currency subject to a call at a price that is less than the currency's market value or be required to purchase currency subject to a put at a price that exceeds the currency's market value.

     A Fund may terminate its obligations under a call or put option by purchasing an option identical to the one it has written. Such purchases are referred to as "closing purchase transactions." A Fund could also enter into closing sale transactions in order to attempt to realize gains or minimize losses on options purchased by it.

     A Fund would normally purchase call options in anticipation of an increase in the U.S. dollar value of currency in which securities to be acquired by the Fund are denominated. The purchase of a call option would entitle a Fund, in return for the premium paid, to purchase specified currency at a specified price during the option period. The Fund would ordinarily realize a gain if, during the option period, the value of such currency exceeded the sum of the exercise price, the premium paid and transaction costs; otherwise the Fund would realize either no gain or a loss on the purchase of the call option.

     A Fund would normally purchase put options in anticipation of a decline in the dollar value of currency in which securities in its portfolio are denominated ("protective puts"). The purchase of a put option would entitle the Fund, in exchange for the premium paid, to sell specified currency at a specified price during the option period. The purchase of protective puts is designed merely to offset or hedge against a decline in the dollar value of the Fund's portfolio securities due to currency exchange rate fluctuations. A Fund would ordinarily realize a gain if, during the option period, the value of the underlying currency decreased below the exercise price sufficiently to more than cover the premium and transaction costs; otherwise the Fund would realize either no gain or a loss on the purchase of the put option. Gains and losses on the purchase of protective put options would tend to be offset by countervailing changes in the value of underlying currency.

     SPECIAL RISKS ASSOCIATED WITH OPTIONS ON CURRENCY. An exchange traded options position may be closed out only on an options exchange which provides a secondary market for an option of the same series. Although a Fund will generally purchase or write only those options for which there appears to be an active secondary market, there is no assurance that a liquid secondary market on an exchange will exist for any particular option, or at any particular time.
For some options no secondary market on an exchange may exist. In such event, it might not be possible to effect closing transactions in particular options, with the result that a Fund would have to exercise its options in order to realize any profit and would incur transaction costs upon the sale of underlying securities pursuant to the exercise of put options. If a Fund as a covered call option writer is unable to effect a closing purchase transaction in a secondary market, it will not be able to sell the underlying currency (or security denominated in that currency) until the option expires or it delivers the underlying currency upon exercise.

     There is no assurance that higher than anticipated trading activity or other unforeseen events might not, at times, render certain of the facilities of the Options Clearing Corporation inadequate, and thereby result in the institution by an exchange of special procedures which may interfere with the timely execution of customers' orders.

     A Fund may purchase and write over-the-counter options to the extent consistent with its limitation on investments in restricted securities. See "Investment Restrictions" in the Prospectus. Trading in over-the-counter options is subject to the risk that the other party will be unable or unwilling to close-out options purchased or written by the Fund.

     The amount of the premiums which a Fund may pay or receive may be adversely affected as new or existing institutions, including other investment companies, engage in or increase their option purchasing and writing activities.

FIXED-INCOME SECURITIES

     SHORT-TERM BANK AND CORPORATE OBLIGATIONS. Commercial paper represents short-term unsecured promissory notes issued in bearer form by banks or bank holding companies, corporations, and finance companies. The commercial paper purchased by the Funds consists of direct U.S. dollar-denominated obligations of domestic issuers. Bank obligations in which the Funds may invest include certificates of deposit, bankers' acceptances, fixed time deposits and bank notes. Certificates of deposit are certificates issued against funds deposited in a commercial bank for a definite period of time and earning a specified return.

     Bankers' acceptances are negotiable drafts or bills of exchange, normally drawn by an importer or exporter to pay for specific merchandise, which are "accepted" by a bank, meaning, in effect, that the bank unconditionally agrees to pay the face value of the instrument on maturity. Fixed time deposits are bank obligations payable at a stated maturity date and bearing interest at a fixed rate. Fixed time deposits may be withdrawn on demand by the investor, but may be subject to early withdrawal penalties which vary depending upon market conditions and the remaining maturity of the obligation. There are no contractual restrictions on the right to transfer a beneficial interest in a fixed time deposit to a third party, although there is no market for such deposits. Certain fixed time deposits maturing in more than seven days may be deemed to be illiquid securities. Bank notes rank junior to deposit liabilities of the bank and PARI PASSU with other senior, unsecured obligations of the bank. Bank notes are classified as "other borrowings" on a bank's balance sheet, while deposit notes and certificates of deposit are classified as deposits. Bank notes are not insured by the Federal Deposit Insurance Corporation or any other insurer. Deposit notes are insured by the Federal Deposit Insurance Corporation only to the extent of $100,000 per depositor per bank.

     VARIABLE AMOUNT MASTER DEMAND NOTES. The Funds may purchase variable amount master demand notes. These obligations permit the investment of fluctuating amounts at varying rates of interest pursuant to direct arrangements between the lender and borrower and are not generally transferable nor are they ordinarily rated. A Fund may invest in them only if the sub-adviser believes that the notes are of comparable quality to the other obligations in which the Fund may invest.

     VARIABLE RATE AND FLOATING RATE DEMAND INSTRUMENTS. The Emerging Growth Fund may purchase variable and floating rate demand instruments that are debt securities that possess a floating or variable interest rate adjustment formula. These instruments also permit the Fund to demand payment of the principal balance plus unpaid accrued interest upon a specified number of days' notice to the issuer or its agent. The demand feature may be backed by a bank letter of credit or guarantee issued with respect to such instrument.

     The terms of the variable or floating rate demand instruments that the Fund may purchase provide that interest rates are adjustable at intervals ranging from daily to up to six months, and the adjustments are based upon current market levels, the prime rate of a bank or another appropriate interest rate adjustment index as provided in the respective instruments. Some of these instruments are payable on demand on a daily basis or on not more than seven days' notice. Others, such as instruments with quarterly or semiannual interest rate adjustments, may be put back to the issuer on designated days on not more than thirty days' notice. Still others are automatically called by the issuer unless the Fund instructs otherwise. The Emerging Growth Fund intends to exercise the demand only (1) upon a default under the terms of the debt security, (2) as needed to provide liquidity to the Fund, (3) to maintain the respective quality standards of a Fund's investment portfolio, or (4) to attain a more optimal portfolio structure.

     The maturity of the variable or floating rate demand instruments held by the Fund will ordinarily be deemed to be the longer of (1) the notice period required before the Fund is entitled to receive payment of the principal amount of the instrument or (2) the period remaining until the instrument's next interest rate adjustment.

     LOAN PARTICIPATION INTERESTS. The High Yield Bond Fund, the Growth & Income Fund, the Growth Fund and the Emerging Growth Fund may purchase loan participation interests with remaining maturities of thirteen months or less in loans of any maturity. Such loans must be to issuers in whose obligations the Funds may otherwise invest. Any participation purchased by the Funds must be issued by a bank in the United States with assets exceeding $1 billion. Because the issuing bank does not guarantee the participation in any way, the participations are subject to the credit risks generally associated with the underlying corporate borrower. In addition, because it may be necessary under the terms of the loan participation for the Funds to assert through the issuing bank such rights as may exist against the underlying corporate borrower, in the event the underlying corporate borrower fails to pay principal and interest when due, the Funds may be subject to delays, expenses and risks that are greater than those that would have been involved if the Funds had purchased a direct obligation (such as commercial paper) of such borrower. Moreover, under the terms of the loan participation the High Yield Bond Fund, the Growth & Income Fund, the Growth Fund or the Emerging Growth Fund may be regarded as a creditor of the issuing bank (rather than of the underlying corporate borrower), so that the Fund may also be subject to the risk that the issuing bank may become insolvent. Further, in the event of the bankruptcy or insolvency of the corporate borrower, the loan participation may be subject to certain defenses that can be asserted by such borrower as a result of improper conduct by the issuing bank. The secondary market, if any, for these loan participations is limited and any such participation purchased by the Fund may be regarded as illiquid.

     The Funds do not believe that price quotations currently obtainable from banks, dealers or pricing services consistently represent the market values of participation interests. Therefore, the Trust's accounting servicing agent will, following guidelines established by the Board of Trustees, value the participation interests held by the Funds at fair value, which approximates market value. In valuing a participation interest, the agent will consider the following factors: (i) the characteristics of the participation interest, including the cost, size, interest rate, period until next interest rate reset, maturity and base lending rate of the participation interest, the terms and conditions of the loan and any related agreements and the position of the loan in the borrower's debt structure; (ii) the nature, adequacy and value of the collateral, including the Fund's rights, remedies and interests with respect to the collateral; (iii) the creditworthiness of the borrower, based on an evaluation of its financial condition, financial statements and information about the borrower's business, cash flows, capital structure and future prospects; (iv) the market for the participation interest, including price quotations for and trading in the participation interest and similar participation interest or instruments and the market environment and investor attitudes towards the participation interest or participation interests generally; (v) the quality and creditworthiness of any intermediate participants; and (vi) general economic or market conditions.

     ZERO COUPON BONDS. The Investment Grade Bond Fund, the High Yield Bond Fund, the Balanced Fund, and the Growth Fund may invest in zero coupon bonds which are debt obligations that do not entitle the holder to any periodic payments of interest prior to maturity or provide for a specified cash payment date when the bonds begin paying current interest. As a result, zero coupon bonds are generally issued and traded at a significant discount from their face value. The discount approximates the present value amount of interest the bonds would have accrued and compounded over the period until maturity.

     Zero coupon bonds benefit the issuer by mitigating its initial need for cash to meet debt service, but generally provide a higher rate of return to compensate investors for the deferment of cash interest or principal payments. Such securities are often issued by companies that may not have the capacity to pay current interest and so may be considered to have more risk than current interest-bearing securities. In addition, the market price of zero coupon bonds generally is more volatile than the market prices of securities that provide for the periodic payment of interest. The market prices of zero coupon bonds are likely to fluctuate more in response to changes in interest rates than those of interest-bearing securities having similar maturities and credit quality.

     Zero coupon bonds carry the additional risk that, unlike securities that provide for the periodic payment of interest to maturity, the Funds will realize no cash until a specified future payment date unless a portion of such securities is sold. If the issuer of such securities defaults, the Funds may obtain no return at all on their investment. In addition, a Fund's investment in zero coupon bonds may require it to sell certain of its portfolio securities to generate sufficient cash to satisfy certain income distribution requirements. See "Taxation" below.

     MORTGAGE-BACKED AND ASSET-BACKED SECURITIES. All of the Funds may invest in mortgage-backed securities, which represent direct or indirect participation in, or are collateralized by and payable from, mortgage loans secured by real property. The Funds may also invest in asset-backed securities, which represent participation in, or are secured by and payable from, assets such as motor vehicle installment sales, installment loan contracts, leases of various types of real and personal property, receivables from revolving credit (I.E., credit card) agreements and other categories of receivables. Such assets are securitized through the use of trusts and special purpose corporations. Payments or distributions of principal and interest may be guaranteed up to certain amounts and for a certain time period by a letter of credit or a pool insurance policy issued by a financial institution unaffiliated with the trust or corporation, or other credit enhancements may be present.

     Mortgage-backed and asset-backed securities are often subject to more rapid repayment than their stated maturity date would indicate as a result of the pass-through of prepayments of principal on the underlying loans. This can occur when interest rates decline significantly. A Fund's ability to maintain positions in such securities will be affected by reductions in the principal amount of such securities resulting from prepayments, and its ability to reinvest the returns of principal at comparable yields is subject to generally prevailing interest rates at that time. To the extent that a Fund invests in mortgage-backed and asset-backed securities, the values of its portfolio securities will vary with changes in market interest rates generally and the differentials in yields among various kinds of U.S. Government Securities and other mortgage-backed and asset-backed securities.

     Asset-backed securities present certain additional risks that are not presented by mortgage-backed securities because asset-backed securities generally do not have the benefit of a security interest in collateral that is comparable to mortgage assets. Credit card receivables are generally unsecured and the debtors on such receivables are entitled to the protection of a number of state and federal consumer credit laws, many of which give such debtors the right to set-off certain amounts owed on the credit cards, thereby reducing the balance due. Automobile receivables generally are secured, but by automobiles rather than residential real property. Most issuers of automobile receivables permit the loan servicers to retain possession of the underlying obligations.
If the servicer were to sell these obligations to another party, there is a risk that the purchaser would acquire an interest superior to that of the holders of the asset-backed securities. In addition, because of the large number of vehicles involved in a typical issuance and technical requirements under state laws, the trustee for the holders of the automobile receivables may not have a proper security interest in the underlying automobiles. Therefore, there is the possibility that, in some cases, recoveries on repossessed collateral may not be available to support payments on these securities.

WARRANTS AND RIGHTS

     All Funds except the Investment Grade Bond Fund may invest up to 5% of their net assets, calculated at the time of purchase, in warrants or rights (other than those acquired in units or attached to other securities) which entitle the holder to buy equity securities at a specific price for a specific period of time but will do so only if such equity securities are deemed appropriate by the sub-adviser for investment by the Fund. The Funds will each not invest more than 2% of their net assets, calculated at the time of purchase, in warrants or rights which are not listed on the New York or American Stock Exchanges. Warrants and rights have no voting rights, receive no dividends and have no rights with respect to the assets of the issuer.

SWAPS AND RELATED TRANSACTIONS

     The High Yield Bond Fund and the Growth Fund may enter into interest rate swaps, currency swaps and other types of available swap agreements, such as caps, collars and floors.

     Swap agreements may be individually negotiated and structured to include exposure to a variety of different types of investments or market factors. Depending on their structure, swap agreements may increase or decrease a Fund's exposure to long or short-term interest rates (in the U.S. or abroad), foreign currency values, mortgage securities, corporate borrowing rates, or other factors such as securities prices or inflation rates. Swap agreements can take many different forms and are known by a variety of names. A Fund is not limited to any particular form or variety of swap agreement if the sub-adviser determines it is consistent with the Fund's investment objective and policies.

     The High Yield Bond Fund and the Growth Fund will maintain cash or appropriate liquid assets with the custodian to cover its current obligations under swap transactions. If a Fund enters into a swap agreement on a net basis (I.E., the two payment streams are netted out, with the Fund receiving or paying, as the case may be, only the net amount of the two payments), the Fund will maintain cash or liquid assets with the custodian with a daily value at least equal to the excess, if any, of the Fund's accrued obligations under the swap agreement over the accrued amount the Fund is entitled to receive under the agreement. If a Fund enters into a swap agreement on other than a net basis, it will maintain cash or liquid assets with a value equal to the full amount of the Fund's accrued obligations under the agreement. Changes in the specific interest rate, currency or certain other factors determine the amount of payments to be made under the swap, cap, floor or collar. If the sub-adviser is incorrect in its forecasts of such factors, the investment performance of a Fund would be less than what it would have been if these investment techniques had not been used. If a swap agreement calls for payments by a Fund, the Fund must be prepared to make such payments when due. In addition, if the counterparty's creditworthiness declined, the value of the swap agreement would be likely to decline, potentially resulting in losses.

     If the counterparty defaults, a Fund's risk of loss consists of the net amount of payments that the Fund is contractually entitled to receive. Each Fund anticipates that it will be able to eliminate or reduce its exposure under these arrangements by assignment or other disposition or by entering into an offsetting agreement with the same or another counterparty.

SHORT SALES "AGAINST THE BOX"

     The Growth & Income Fund, the Growth Fund and the International Equity Fund may make short sales "against the box." In a short sale, a Fund sells a borrowed security and has a corresponding obligation to the lender to return the identical security. Each Fund may engage in short sales if at the time of the short sale the Fund owns or has the right to obtain without additional cost an equal amount of the security being sold short. This investment technique is known as a short sale "against the box."

     In a short sale, the seller does not immediately deliver the securities sold and is said to have a short position in those securities until delivery occurs. If a Fund engages in a short sale, the collateral for the short position will be maintained by the Trust's custodian or qualified sub-custodian. While the short sale is open, the Fund will maintain in a segregated account an amount of securities equal in kind and amount to the securities sold short or securities convertible into or exchangeable for such equivalent securities. These securities constitute the Fund's long position.

     The Funds do not intend to engage in short sales against the box for investment purposes. A Fund may, however, make a short sale as a hedge, when it believes that the price of a security may decline, causing a decline in the value of a security owned by the Fund (or the security convertible or exchangeable for such security), or when the Fund wants to sell the security at an attractive current price, but also wishes to defer recognition of gain or loss for U.S. federal income tax purposes and for purposes of satisfying certain tests applicable to regulated investment companies under the Code. In such case, any future losses in the Fund's long position should be offset by a gain in the short position and, conversely, any gain in the long position should be reduced by a loss in the short position. The extent to which such gains or losses are reduced will depend upon the amount of the security sold short relative to the amount the Fund owns. There will be certain additional transaction costs associated with short sales against the box, but the Funds will endeavor to offset these costs with the income from the investment of the cash proceeds of short sales.

DOLLAR ROLL TRANSACTIONS

     The Investment Grade Bond Fund, the Growth & Income Fund, the Growth Fund, and the Balanced Fund may enter into mortgage "dollar rolls" in which the Funds sell mortgage-backed securities for delivery in the current month and simultaneously contract to repurchase substantially similar (same type, coupon, and maturity) securities on a specified future date. Dollar roll transactions consist of the sale by a fund of mortgage-backed securities together with a commitment to purchase similar, but not necessarily identical, securities at a future date. Any difference between the sale price and the purchase price is netted against the interest income foregone on the securities to arrive at an implied borrowing (reverse repurchase) rate. Alternatively, the sale and purchase transactions which constitute the dollar roll can be executed at the same price, with a fund being paid a fee as consideration for entering into the commitment to purchase. Dollar rolls may be renewed prior to cash settlement and initially may involve only firm commitment agreements by the Funds to buy a security. If the broker-dealer to whom the Fund sells the security becomes insolvent, a Fund's right to purchase or repurchase the security may be restricted; the value of the security may change adversely over the term of the dollar roll; the security that the Fund is required to repurchase may be worth less than the security that the Fund originally held and the return earned by the Fund with the proceeds of a dollar roll may not exceed transaction costs. The Fund will place U.S. Government or other liquid, high quality assets in a segregated account in an amount sufficient to cover its repurchase obligation.

EMERGING MARKET SECURITIES

     The risks of investing in foreign securities may be intensified in the case of investments in emerging markets. Securities of many issuers in emerging markets may be less liquid and more volatile than securities of comparable domestic issuers. Emerging markets also have different clearance and settlement procedures, and in certain markets there have been times when settlements have been unable to keep pace with the volume of securities transactions making it difficult to conduct such transactions. Delays in settlement could result in temporary periods when a portion of the assets of the Fund is uninvested and no return is earned thereon. The inability of the Fund to make intended security purchases due to settlement problems could cause the Fund to miss attractive investment opportunities. Inability to dispose of portfolio securities due to settlement problems could result in losses to the Fund due to subsequent declines in value of the portfolio security, a decrease in the level of liquidity in the Fund's portfolio, or, if the Fund has entered into a contract to sell the security, in possible liability to the purchaser. Certain markets may require payment for securities before delivery, and in such markets the Fund bears the risk that the securities will not be delivered and that the Fund's payments will not be returned. Securities prices in emerging markets can be significantly more volatile than in the more developed nations of the world, reflecting the greater uncertainties of investing in less established markets and economies. In particular countries with emerging markets may have relatively unstable governments, present the risk of nationalization of businesses, restrictions on foreign Ownership, or prohibitions of repatriation of assets, and may have less protection of property rights than more developed countries. The economies of countries with emerging markets may be predominantly based on only a few industries, may be highly vulnerable to changes in local or global trade conditions, and may suffer from extreme and volatile debt burdens or inflation rates. Local securities markets may trade a small number of securities and may be unable to respond effectively to increases in trading volume, potentially making prompt liquidation of substantial holdings difficult or impossible at times. Securities of issuers located in countries with emerging markets may have limited marketability and may be subject to more abrupt or erratic price movements.

     Certain emerging markets may require governmental approval for the repatriation of investment income, capital or the proceeds of sales of securities by foreign investors. In addition, if a deterioration occurs in an emerging market's balance of payments or for other reasons, a country could impose temporary restrictions on foreign capital remittances. The Fund could be adversely affected by delays in, or a refusal to grant any required governmental approval for repatriation of capital, as well as by the application to the Fund of any restrictions on investments.

     Investment in certain foreign emerging market debt obligations may be restricted or controlled to varying degrees. These restrictions or controls may at times preclude investment in certain foreign emerging market debt obligations and increase the expenses of the Fund.

                     INVESTMENT RESTRICTIONS

FUNDAMENTAL RESTRICTIONS

     The following investment restrictions have been adopted by the Trust as fundamental policies for the Fund to which each applies, as shown below.

     A fundamental policy is one that cannot be changed without the affirmative vote of the holders of a majority (as defined in the Investment Company Act of 1940, the "1940 Act") of the outstanding votes attributable to the shares of a Fund. The investment objective or objectives of each Fund and all other investment policies or practices of the Fund are considered by the Trust not to be fundamental and accordingly may be changed by the Trust's Board of Trustees without shareholder approval. See "Investment Objective and Policies" in the Trust's Prospectus. For purposes of the 1940 Act, "majority" means the lesser of (a) 67% or more of the votes attributable to shares of the Fund present at a meeting, if the holders of more than 50% of such votes are present or represented by proxy, or (b) more than 50% of the votes attributable to shares of the Fund.

     With the exception of the Growth Fund whose investment restrictions are set out below, none of the Funds may:

     1. Pledge, mortgage or hypothecate its assets, except:(a) to the extent necessary to secure permitted borrowings; and (b) to the extent related to the deposit of assets in escrow in connection with (i) the writing of covered put and call options, (ii) the purchase of securities on a forward commitment or delayed-delivery basis, (iii) collateral and initial or variation margin arrangements with respect to currency transactions, options, futures contracts (including those relating to indices), options on futures contracts or indices, and (iv) collateral with respect to forward currency exchange contracts and dollar roll transactions.

     2. Purchase securities on margin, except for such short-term credits as are necessary for the clearance of transactions, but a Fund may make margin deposits in connection with transactions in currencies, options, futures contracts and options on futures contracts.

     3. Underwrite securities issued by others, except to the extent that the sale of portfolio securities by a Fund may be deemed to be underwriting.

     4. Purchase, hold or deal in real estate (including real estate limited partnerships) or oil, gas or mineral leases, although a Fund may purchase and sell securities that are secured by real estate or interests therein, may purchase mortgage-related securities and securities issued by real estate investment trusts, may hold and sell real estate acquired for the Fund as a result of the ownership of securities and may purchase or sell securities of companies that invest in or sponsor oil, gas, or mineral exploration or development programs.

     5. Invest in commodities except that a Fund may purchase and sell futures contracts, including those relating to securities, currencies and indices, and options on futures contracts, securities, currencies or indices, and purchase and sell currencies or securities on a forward commitment or delayed-delivery basis as described in the Prospectus.

     6. Lend any money or other assets except through the purchase of all or a portion of an issue of securities or obligations of the type in which the Fund may invest. However, a Fund may lend its portfolio securities in an amount not to exceed one-third of the value of its total assets and enter into repurchase agreements.

     7. Issue any senior security (as such term is defined in Section 18(f) of the 1940 Act) except as otherwise permitted under these fundamental investment restrictions.

     8. Alone or together with any other of the Funds, make investments for the purpose of exercising control over, or management of, any issuer.

     9. Borrow money except from banks for temporary or short-term purposes and then only if the Fund maintains asset coverage of at least 300% for such borrowings. For purposes of this investment restriction, transactions in currency, swaps, options, futures contracts, including those relating to indices, forward contracts, options on futures contracts or indices and forward commitment transactions shall not constitute borrowing. None of the Funds will purchase securities when such borrowings exceed 5% of its assets.

     Fund-specific restrictions:

     10. All Funds other than the High Yield Bond Fund may not invest more than 25% of the value of their total assets in the securities of issuers conducting their principal business activities in the same industry. This limitation does not apply to U.S. Government Securities.

     11. The Funds, except for the High Yield Bond Fund and the International Equity Fund, may not sell securities short and the Funds, except for the Growth & Income Fund, the Growth Fund and the International Equity Fund, may not engage in short sales against the box.

     12. All Funds other than the International Equity Fund may not, as to 75% of the total assets at the time of purchase, purchase the securities of any issuer if more than 5% of the value of the Fund's total assets would be invested in such securities.

     The Growth Fund:

     1. May not with respect to 75% of its total assets, purchase the securities of any issuer (except securities issued or guaranteed by the U.S. government or its agencies or instrumentalities) if, as a result, (i) more than 5% of the Fund's total assets would be invested in the securities of that issuer, or (ii) the Fund would hold more than 10% of the outstanding voting securities of that issuer.

     2. May (i) borrow money from banks and (ii) make other investments or engage in other transactions permissible under the 1940 Act which may involve a borrowing, provided that the combination of (i) and (ii) shall not exceed 33 1/3% of the value of the Fund's total assets (including the amount borrowed), less the Fund's liabilities (other than borrowings), except that the Fund may borrow up to an additional 5% of its total assets (not including the amount borrowed) from a bank for temporary or emergency purposes (but not for leverage or the purchase of investments).

     3.   May not issue senior securities, except as permitted under the 1940
Act.

     4. May not act as an underwriter of another issuer's securities, except to the extent that the Fund may be deemed to be an underwriter within the meaning of the 1933 Act in connection with the purchase and sale of portfolio securities.

     5. May not purchase or sell physical commodities unless acquired as a result of ownership of securities or other instruments (but this shall not prevent the Fund from purchasing or selling options, futures contacts or other derivative instruments, or from investing in securities or other instruments backed by physical commodities).

     6. May not make loans if, as a result, more than 33 1/3% of the Fund's total assets would be lent to other persons, except through (i) purchases of debt securities or other debt instruments, or (ii) engaging in repurchase agreements.

     7. May not purchase the securities of any issuer if, as a result, more than 25% of the Fund's total assets would be invested in the securities of issuers, the principal business activities of which are in the same industry.

     8. May not purchase or sell real estate unless acquired as a result of ownership of securities or other instruments (but this shall not prohibit the Fund from purchasing or selling securities or other instruments backed by real estate or of issuers engaged in real estate activities).

     9. May, notwithstanding any other fundamental investment policy or restriction, invest all of its assets in the securities of a single open-end management investment company with substantially the same fundamental investment objective, policies, and restrictions as the Fund.

NON-FUNDAMENTAL RESTRICTIONS

     In addition to the investment restrictions mentioned above, the Trustees of the Trust have adopted certain non-fundamental restrictions for each Fund as shown below. Non-fundamental restrictions represent the current intentions of the Trust's Board of Trustees and they differ from fundamental investment restrictions in that they may be changed or amended by the Board of Trustees without prior notice to or approval of shareholders.

     With the exception of the Growth Fund whose non-fundamental restrictions are set out below, none of the Funds may:

     1. Purchase the securities of any issuer if by such purchase the Fund would own more than 10% of the outstanding voting securities of such issuer.

     2. Write covered calls or put options with respect to more than 25% of the value of its net assets at any time, invest more than 25% of its net assets at any time in purchased puts, calls, spreads or straddles, or any combination thereof other than protective put options. The aggregate value of premiums paid on all options held by one of these Funds at any time will not exceed 20% of the Fund's total net assets.

     Fund specific restrictions:

     3. The Investment Grade Bond Fund, the High Yield Bond Fund, the Balanced Fund, the Growth & Income Fund, the Emerging Growth Fund and the International Equity Fund will not invest in illiquid securities, if, as a result of such investment, more than 15% of its net assets would be invested in illiquid securities or such other amounts as may be permitted under the 1940 Act.

     4. The International Equity Fund will not invest in foreign issuers unless, after such investment, issuers in at least the following number of different countries are represented in the Fund's portfolio: if up to 40% of the Fund's total assets are invested in foreign issuers, two foreign countries; if between 40% and 60% of the Fund's total assets are invested in foreign issuers, three foreign countries; if between 60% and 80% of the Fund's total assets are invested in foreign issuers, four foreign countries; and if over 80% of the Fund's total assets are invested in foreign issuers, five foreign countries.

     5. The Investment Grade Bond Fund, the Balanced Fund, the Growth-Income Fund and the Emerging Growth Fund may not enter into reverse repurchase agreements exceeding in the aggregate one-third of the market value of the Fund's total assets, less liabilities other than obligations created by reverse repurchase agreements.

     The Growth Fund may not:

     1. Sell securities short, unless the Fund owns or has the right to obtain securities equivalent in kind and amount to the securities sold short, or unless it covers such short sale as required by the current rules and positions of the SEC or its staff, and provided that transactions in options, futures contracts, options on futures contracts, or other derivative instruments are not deemed to constitute selling securities short.

     2. Purchase securities on margin, except that the Fund may obtain such short-term credits as are necessary for the clearance of transactions; and provided that margin deposits in connection with futures contracts, options on futures contracts, or other derivative instruments shall not constitute purchasing securities on margin.

     3. Invest in illiquid securities if, as a result of such investment, more than 15% of its net assets would be invested in illiquid securities, or such other amounts as may be permitted under the 1940 Act.

     4. Purchase securities of other investment companies except in compliance with the 1940 Act and applicable state law.

     5. Invest all of its assets in the securities of a single open-end investment management company with substantially the same fundamental investment objective, restrictions and policies as the Fund.

     6. Purchase the securities of any issuer (other than securities issued or guaranteed by domestic or foreign governments or political subdivisions thereof) if, as a result more than 5% of its total assets would be invested in the securities of issuers that, including predecessor or unconditional guarantors, have a record of less than three years of continuous operation. This policy does not apply to securities of pooled investment vehicles or mortgage or asset-backed securities.

     7. Invest in direct interests in oil, gas, or other mineral exploration programs or leases; however, the Fund may invest in the securities of issuers that engage in these activities.

     8. Engage in futures or options on futures transactions which are impermissible pursuant to Rule 4.5 under the Commodity Exchange Act and, in accordance with Rule 4.5, will use futures or options on futures transactions solely for bona fide hedging transactions (within the meaning of the Commodity Exchange Act), provided, however, that the Fund may, in addition to bona fide hedging transactions, use futures and options on futures transactions if the aggregate initial margin and premiums required to establish such positions, less the amount by which any such options positions are in the money (within the meaning of the Commodity Exchange Act), do not exceed 5% of the Fund's net assets.

     In addition, (i) the aggregate value of securities underlying call options on securities written by the Fund or obligations underlying put options on securities written by the Fund determined as of the date the options are written will not exceed 50% of the Fund's net assets; (ii) the aggregate premiums paid on all options purchased by the Fund and which are being held will not exceed 20% of the Fund's net assets; (iii) the Fund will not purchase put or call options, other than hedging positions, if, as a result thereof, more than 5% of its total assets would be so invested; and (iv) the aggregate margin deposits required on all futures and options on futures transactions being held will not exceed 5% of the Fund's total assets.

     9. Pledge, mortgage or hypothecate any assets owned by the Fund except as may be necessary in connection with permissible borrowings or investments and then such pledging, mortgaging, or hypothecating may not exceed 33 1/3% of the Fund's total assets at the time of the borrowing or investment.

     10. Purchase or retain the securities of any issuer if any officer or director of the Fund or its investment adviser beneficially owns more than 1/2 of 1% of the securities of such issuer and such officers and directors together own beneficially more then 5% of the securities of such issuer.

     11. Purchase warrants, valued at the lower of cost or market value, in excess 5% of the Fund's net assets. Included in that amount, but not to exceed 2% of the Fund's net assets, may be warrants that are not listed on any stock exchange. Warrants acquired by the Fund in units or attached to securities are not subject to these restrictions.

     12. Borrow money except (i) from banks or (ii) through reverse repurchase agreements or mortgage dollar rolls, and will not purchase securities when bank borrowings exceed 5% of its total assets.

     13. Make any loans other than loans of portfolio securities, except through (i) purchases of debt securities or other debt instruments, or (ii) engaging in repurchase agreements.

INTERPRETIVE RULES

     For purposes of the foregoing limitations, any limitation which involves a maximum percentage will not be violated unless an excess over the percentage occurs immediately after, and is caused by, an acquisition or encumbrance of securities or assets of, or borrowings by, a Fund. In addition, with regard to exceptions recited in a restriction, a Fund may only rely on an exception if its investment objective(s) or policies (as disclosed in the Prospectus) otherwise permit it to rely on the exception.

                        INVESTMENT ADVISER

     Alexander Hamilton Capital Management, Inc. (the "Adviser"), 100 North Greene Street, Greensboro, North Carolina 27401, is the investment manager of the Trust and its Funds. The Adviser is a wholly-owned subsidiary of the Alexander Hamilton Life Insurance Company of America ("Alexander Hamilton Life"), a Michigan stock life insurance company.

     In turn, Alexander Hamilton Life is a wholly-owned subsidiary of Jefferson-Pilot Corporation, a $17.6 billion asset company based in Greensboro, North Carolina. Jefferson-Pilot is in the insurance business through its subsidiary, Jefferson-Pilot Life Insurance Company, and in the communication business through television and radio stations.

INVESTMENT MANAGEMENT AGREEMENT

     The Adviser has entered into an investment management agreement, dated October 9, 1995, with the Trust under which the Adviser assumes overall responsibility, subject to the supervision of the Trust's Board of Trustees, for administering all operations of the Trust and for monitoring and evaluating the management of the assets of each of the Funds by the sub-advisers on an ongoing basis. The Adviser provides or arranges for the provision of the overall business management and administrative services necessary for the Trust's operations and furnishes or procures any other services and information necessary for the proper conduct of the Trust's business. The Adviser also acts as liaison among, and supervisor of, the various service providers to the Trust, including the sub-advisers, custodian, transfer agent, and accounting and administration services agent that performs services for the Trust on its behalf.

     The Adviser is also responsible for overseeing the Trust's compliance with the requirements of applicable law and in conformity with each Fund's investment objective(s), policies and restrictions, including oversight of the sub-advisers.

     For its services to the Trust, the Adviser receives a monthly management fee. The fee is deducted daily from the assets of each of the Funds and paid to the Adviser monthly. The fee for each Fund is based on the average daily net assets of the Fund at the following annual rates:

                FUND                                ADVISORY FEE
    Investment Grade Bond Fund                          0.60%
    High Yield Bond Fund                                0.75%
    Balanced Fund                                       0.80%
    Growth & Income Fund                                0.70%
    Growth Fund                                         0.75%
    Emerging Growth Fund                                0.80%
    International Equity Fund                           1.00%

    The investment management agreement does not place limits on the operating expenses of the Trust or of any Fund. However, the Adviser has voluntarily undertaken to pay any such expenses (but not including brokerage or other portfolio transaction expenses or expenses of litigation, indemnification, taxes or other extraordinary expenses) to the extent that such expenses and the advisory fee, as accrued for each Fund, exceed the following percentages of that Fund's estimated average daily net assets on an annualized basis:

                FUND                               EXPENSE CAP
    Investment Grade Bond Fund                          0.85%
    High Yield Bond Fund                                0.95%
    Balanced Fund                                       1.00%
    Growth & Income Fund                                0.90%
    Growth Fund                                         1.00%
    Emerging Growth Fund                                1.05%
    International Equity Fund                           1.40%

    For the year ended December 31, 1996, the Trust did not pay any management fees to the Adviser. For the year ended December 31, 1996, the Adviser paid $8,012, $3,474, $16,720, $23,241, $34,042, $3,933, and $25,028
to the sub-adviser for the Investment Grade Bond Fund, High Yield Bond Fund, Balanced Fund, Growth & Income Fund, Growth Fund, Emerging Growth Fund and International Equity Fund, respectively.

    The investment management agreement provides that the Adviser may render similar services to others so long as the services that it provides thereunder are not impaired thereby.

    The investment management agreement also provides that the Adviser shall not be liable for any error of judgment or mistake of law or for any loss arising out of any investment or for any act or omission in the management of the Trust, except for (i) willful misfeasance, bad faith or gross negligence in the performance of its duties or by reason of reckless disregard of its duties or obligations under the investment management agreement, and (ii) to the extent specified in Section 36(b) of the Act concerning loss resulting from a breach of fiduciary duty with respect to the receipt of compensation.

    The investment management agreement was approved for each Fund by the Trustees of the Trust, including a majority of the Trustees of the Trust who are not parties to the investment advisory agreement or "interested persons" (as such term is defined in the Act) of any party thereto (the "non-interested trustees"), and by the initial shareholders of the Trust. The investment management agreement will remain in effect until October 9, 1997 and from year to year thereafter provided such continuance is specifically approved as to each Fund at least annually by (a) the vote of a majority of the votes attributable to shares of the Fund or a majority of the Trustees of the Trust, and (b) the vote of a majority of the non-interested Trustees of the Trust, cast in person at a meeting called for the purpose of voting on such approval. The investment management agreement will terminate automatically if assigned (as defined in the 1940 Act). The investment management agreement is also terminable as to any Fund at any time by the Trustees of the Trust or by vote of a majority of the votes attributable to outstanding voting securities of the applicable Fund (a) without penalty and (b) on 60 days' written notice to the Adviser. The agreement is also terminable by the Adviser on six months written notice to the Trust.

EXPENSES OF THE TRUST

    The Trust incurs certain operating and general administrative expenses in addition to the Adviser's fee. These expenses, which are accrued daily, include but are not limited to: taxes; expenses for legal and auditing services; costs of printing; charges for custody services; transfer agent fees, if any; expenses of redemption of shares; expense of registering shares under federal and state securities laws; accounting costs; insurance; dues of trade associations; interest; brokerage costs, and other expenses properly payable by the Trust.

    In general, each Fund is charged for the expenses incurred in its operations as well as for a portion of the Trust's general administrative expenses, allocated on the basis of the asset size of the respective Funds, or by the Board of Trustees as appropriate. Expenses other than the Adviser's fee that are borne directly and paid individually by a Fund include, but are not limited to, brokerage commissions, dealer markups, taxes, custody fees, and other costs properly payable by the Fund. Expenses which are allocated among the Funds include, but are not limited to, Trustees' fees and expenses, independent accountant fees, transfer agent fees, expenses of redemption, insurance costs, legal fees, and all other costs of operation properly payable by the Trust.

               PORTFOLIO TRANSACTIONS AND BROKERAGE

    The sub-advisers are responsible for decisions to buy and sell securities for the Funds, the selection of brokers and dealers to effect the transactions and the negotiation of brokerage commissions, if any. Purchases and sales of securities on a securities exchange are effected through brokers who charge a negotiated commission for their services. Orders may be directed to any broker including, to the extent and in the manner permitted by applicable law, affiliates of the Adviser or sub-advisers.

    In placing orders for portfolio securities of a Fund, its sub-adviser is required to give primary consideration to obtaining the most favorable price and efficient execution. This means that the sub-adviser will seek to execute each transaction at a price and commission, if any, which provide the most favorable total cost or proceeds reasonably attainable in the circumstances. While the sub-adviser generally seeks reasonably competitive spreads or commissions, the Funds will not necessarily be paying the lowest spread or commission available. Within the framework of this policy, the sub-advisers will consider research and investment services provided by brokers or dealers who effect or are parties to portfolio transactions of the Funds, the sub-advisers and their affiliates, or other clients of the sub-advisers or their affiliates. Such research and investment services include statistical and economic data and research reports on particular companies and industries. Such services are used by the sub-advisers in connection with all of their investment activities, and some of such services obtained in connection with the execution of transactions for the Funds may be used in managing other investment accounts. Conversely, brokers furnishing such services may be selected for the execution of transactions of such other accounts, whose aggregate assets are far larger than those of the Funds, and the services furnished by such brokers may be used by the sub-advisers in providing investment advisory services for the Funds.

    On occasions when the sub-adviser deems the purchase or sale of a security to be in the best interests of a Fund as well as its other advisory clients (including any other fund or other investment company or advisory account for which the sub-adviser or an affiliate acts as investment adviser), the sub-adviser, to the extent permitted by applicable laws and regulations, may aggregate the securities to be sold or purchased for the Fund with those to be sold or purchased for such other customers in order to obtain the best net price and most favorable execution. In such event, allocation of the securities so purchased or sold, as well as the expenses incurred in the transaction, will be made by the sub-adviser in the manner it considers to be most equitable and consistent with its fiduciary obligations to the Fund and such other customers. In some instances, this procedure may adversely affect the price and size of the position obtainable for a Fund.

    Commission rates are established pursuant to negotiations with the broker based on the quality and quantity of execution services provided by the broker in the light of generally prevailing rates. The allocation of orders among brokers and the commission rates paid are reviewed periodically by the Board of Trustees of the Trust.

    For the year ended December 31, 1996, the Trust paid in the aggregate $126,819 as brokerage commissions, $6,259 of which was paid for research services received.

                 DETERMINATION OF NET ASSET VALUE

    Under the 1940 Act, the Board of Trustees of the Trust is responsible for determining in good faith the fair value of securities of each Fund. In accordance with procedures adopted by the Board of Trustees of the Trust, the net asset value per share is calculated by determining the net worth of each Fund (assets, including securities at market value or amortized cost value, minus liabilities) divided by the number of that Fund's outstanding shares. All securities are valued as of the close of regular trading on the New York Stock Exchange. Each Fund will compute its net asset value once daily at the close of such trading (normally 4:00 p.m. New York time), on each day (as described in the Prospectus) that the Trust is open for business.

    In the event that the New York Stock Exchange or the national securities exchange on which stock options are traded adopt different trading hours on either a permanent or temporary basis, the Board of Trustees of the Trust will reconsider the time at which net asset value is computed. In addition, the Funds may compute their net asset value as of any time permitted pursuant to any exemption, order or statement of the SEC or its staff.

    Portfolio assets of the Funds are valued as follows:

    (a) securities and other investments listed on any U.S. or foreign stock exchange or the National Association of Securities Dealers Automated Quotation System ("NASDAQ") are valued at the last sale price on that exchange or NASDAQ on the valuation day; if no sale occurs, securities traded on a U.S. exchange or NASDAQ are valued at the mean between the closing bid and closing asked prices and securities traded on a foreign exchange will be valued at the official bid price (the last sale price and official bid price for securities traded principally on a foreign exchange will be determined as of the close of the London Foreign Exchange);

    (b) over-the-counter securities not quoted on NASDAQ are valued at the last sale price on the valuation day or, if no sale occurs, at the mean between the last bid and asked prices;

    (c) debt securities with a remaining maturity of 61 days or more are valued on the basis of dealer-supplied quotations or by a pricing service selected by the sub-adviser and approved by the Board of Trustees of the Trust if those prices are deemed by the sub-adviser to be representative of market values at the close of business of the New York Stock Exchange;

    (d) options and futures contracts are valued at the last sale price on the market where any such option or futures contracts is principally traded;

    (e) over-the-counter options are valued based upon prices provided by market makers in such securities or dealers in such currencies;

    (f) forward foreign currency exchange contracts are valued based upon quotations supplied by dealers in such contracts;

    (g) all other securities and other assets, including those for which a pricing service supplies no quotations or quotations are not deemed by the sub-adviser to be representative of market values, but excluding debt securities with remaining maturities of 60 days or less, are valued at fair value as determined in good faith pursuant to procedures established by the Board of Trustees of the Trust; and

    (h) debt securities with a remaining maturity of 60 days or less will be valued at their amortized cost which approximates market value.

    Portfolio securities traded on more than one U.S. national securities exchange or foreign securities exchange are valued at the last sale price on each business day at the close of the exchange representing the principal market for such securities.

The value of all assets and liabilities expressed in foreign currencies will be converted into U.S. dollar values at the mean between the buying and selling rates of such currencies against U.S. dollars last quoted by any major bank. If such quotations are not available, the rate of exchange will be determined in good faith by or under procedures established by the Board of Trustees of the Trust.

    Trading in securities on European and Far Eastern securities exchanges and on over-the-counter markets is normally completed well before the close of business on each business day. In addition, European or Far Eastern securities trading generally or in a particular country or countries may not take place on all business days. Furthermore, trading takes place in Japanese markets on certain Saturdays and in various foreign markets on days which are not business days for the Trust and days on which the Funds' net asset value is not calculated. Such calculation does not take place contemporaneously with the determination of the prices of the majority of the portfolio securities used in such calculation. Events affecting the values of portfolio securities that occur between the time their prices are determined and the close of regular trading on the New York Stock Exchange will not be reflected in a Fund's calculation of net asset values unless the sub-adviser deems that the particular event would materially affect net asset value, in which case an adjustment will be made.

                     PERFORMANCE INFORMATION

    The Trust may from time to time quote or otherwise use average annual total return information for the Funds in advertisements, shareholder reports or sales literature. Average annual total return values are computed pursuant to equations specified by the SEC.

    Average annual total return for a specified period is derived by calculating the actual dollar amount of the investment return on a $1,000 investment in a Fund made at the beginning of the period, and then calculating the annual compounded rate of return which would produce that amount, assuming a redemption at the end of the period. This calculation assumes a complete redemption of the investment. It also assumes that all dividends and distributions are reinvested at net asset value on the reinvestment dates during the period.

    The Trust also may from time to time quote or otherwise use year-by-year total return, cumulative total return and yield information for the Funds in advertisements, shareholder reports or sales literature. Year-by-year total return and cumulative total return for a specified period are each derived by calculating the percentage rate required to make a $1,000 investment in a Fund (assuming that all distributions are reinvested) at the beginning of such period equal to the actual total value of such investment at the end of such period.

    Yield is computed by dividing net investment income earned during a recent 30 day period by the product of the average daily number of shares outstanding and entitled to receive dividends during the period and the price per share on the last day of the relevant period. The results are compounded on a bond equivalent (semi-annual) basis and then annualized. Net investment income per share is equal to the dividends and interest earned during the period, reduced by accrued expenses for the period. The calculation of net investment income for these purposes may differ from the net investment income determined for accounting purposes.

    Any performance data quoted for a Fund will represent historical performance and the investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than original cost. Performance data for the Funds will not reflect charges deducted under the variable annuity contracts. If contract charges are taken into account, such performance data would reflect lower returns. Accordingly, any advertisement that includes performance data for the Funds will also include performance data for the variable annuity contracts.

    From time to time the Trust may publish an indication of the Funds' past performance as measured by independent sources such as (but not limited to) Lipper Analytical Services, Weisenberger Investment Companies Service, Donoghue's Money Fund Report, Barron's, Business Week, Changing Times, Financial World, Forbes, Fortune, Money, Personal Investor, Sylvia Porter's Personal Finance and The Wall Street Journal. The Trust may also advertise information which has been provided to the NASD for publication in regional and local newspapers. In addition, the Trust may from time to time advertise its performance relative to certain indices and benchmark investments, including (but not limited to): (a) the Lipper Analytical Services, Inc. Mutual Fund Performance Analysis, Fixed-Income Analysis and Mutual Fund Indices (which measure total return and average current yield for the mutual fund industry and rank mutual fund performance); (b) the CDA Mutual Fund Report published by CDA Investment Technologies, Inc. (which analyzes price, risk and various measures of return for the mutual fund industry); (c) the Consumer Price Index published by the U.S. Bureau of Labor Statistics (which measures changes in the price of goods and services); (d) Stocks, Bonds, Bills and Inflation published by Ibbotson Associates (which provides historical performance figures for stocks, government securities and inflation); (e) the Hambrecht & Quist Growth Stock Index; (f) the NASDAQ OTC

Composite Prime Return; (g) the Russell Midcap Index; (h) the Russell 2000
Index - Total Return; (i) the ValueLine Composite-Price Return; (j) the Wilshire 4500 Index; (k) the Salomon Brothers' World Bond Index (which measures the total return in U.S. dollar terms of government bonds, Eurobonds and foreign bonds of ten countries, with all such bonds having a minimum maturity of five years); (l) the Shearson Lehman Brothers Aggregate Bond Index or its component indices (the Aggregate Bond Index measures the performance of Treasury, U.S. Government agencies, mortgage and Yankee bonds); (m) the S&P Bond indices (which measure yield and price of corporate, municipal and U.S. Government bonds); (n) the J.P. Morgan Global Government Bond Index; (o) Donoghue's Money Market Fund Report (which provides industry averages of 7-day annualized and compounded yields of taxable, tax-free and U.S. Government money market funds); (p) other taxable investments including certificates of deposit, money market deposit accounts, checking accounts, savings accounts, money market mutual funds and repurchase agreements; (q) historical investment data supplied by the research departments of Goldman Sachs, Lehman Brothers, First Boston Corporation, Morgan Stanley (including EAFE), Salomon Brothers, Merrill Lynch, Donaldson Lufkin and Jenrette or other providers of such data; (r) the FT-Actuaries Europe and Pacific Index;
(s) mutual fund performance indices published by Variable Annuity

Research & Data Service; (t) S&P 500 Index; and (u) mutual fund performance indices published by Morningstar, Inc. The composition of the investments in such indices and the characteristics of such benchmark investments are not identical to, and in some cases are very different from, those of a Fund's portfolio. These indices and averages are generally unmanaged and the items included in the calculations of such indices and averages may be different from those of the equations used by the Trust to calculate a Fund's performance figures.

    The Trust may from time to time summarize the substance of discussions contained in shareholder reports in advertisements and publish the sub-advisers' views as to markets, the rationale for a Fund's investments and discussions of the Fund's current asset allocation.

    From time to time, advertisements or information may include a discussion of certain attributes or benefits to be derived by an investment in a particular Fund. Such advertisements or information may include symbols, headlines or other material which highlight or summarize the information discussed in more detail in the communication.

    Such performance data will be based on historical results and will not be intended to indicate future performance. The total return or yield of a Fund will vary based on market conditions, portfolio expenses, portfolio investments and other factors. The value of a Fund's shares will fluctuate and an investor's shares may be worth more or less than their original cost upon redemption. The Trust may also, at its discretion, from time to time make a list of a Fund's holdings available to investors upon request.

                         SHARES OF STOCK

    The Trust is an open-end, management investment company established as a Massachusetts business trust under a Declaration of Trust dated July 8, 1994. The Trust issues a separate class of shares for each Fund representing fractional undivided interests in that Fund. The Board of Trustees of the Trust have authority to divide or combine the shares of any Fund into greater or lesser number without thereby changing the proportionate beneficial interests in the Fund.

    Each issued and outstanding share is entitled to participate equally in dividends and distributions declared for the respective class and, upon liquidation or dissolution, in net assets allocated to such class remaining after satisfaction of outstanding liabilities. The shares of each class, when issued, will be fully paid and non-assessable and have no preemptive or conversion rights.

    Rule 18f-2 under the 1940 Act provides that any matter required to be submitted by the provisions of the 1940 Act, applicable state law or otherwise to the holders of the outstanding voting securities of an investment company such as the Trust shall not be deemed to have been effectively acted upon unless approved by the holders of a majority of the outstanding shares of each class affected by such matter. Rule 18f-2 further provides that a class shall be deemed to be affected by a matter unless the interests of each class in the matter are substantially identical or the matter does not affect any interest of such class. However, Rule 18f-2 exempts the selection of independent public accountants, the approval of principal underwriting contracts and the election of Trustees from the separate voting requirements of Rule 18f-2.

    The Jefferson-Pilot Corporation Employees' Retirement Plan and Alexander Hamilton Life provided capital for each of the Trust's Funds by purchasing stock of each class in the following amounts: Investment Grade Bond Fund, $3,000,000; High Yield Bond Fund, $2,000,000; Balanced Fund, $4,000,000;
Growth & Income Fund, $5,000,000; Growth Fund, $5,000,000; Emerging Growth Fund, $5,000,000; and International Equity Fund, $5,000,000. Such shares were acquired for investment and can only be disposed of by redemption. As of December 31, 1996, The Jefferson-Pilot Corporation Employees' Retirement Plan owned 93%, 78%, 77%, and 83% of the shares of the Growth & Income
Fund, the Growth Fund, the Emerging Growth Fund, and the International Equity Fund, respectively. As of December 31, 1996 Alexander Hamilton Life owned 97%, 93%, and 94% of the Investment Grade Bond Fund, the High Yield Fund, and the Balanced Fund, respectively. The Jefferson-Pilot Corporation Employees' Retirement Plan's ownership of more than 25% of the shares of the Growth & Income Fund, the Growth Fund, the Emerging Growth Fund, and the
International Equity Fund, and Alexander Hamilton Life's ownership of more than 25% of the Investment Grade Bond Fund, the High Yield Fund, and the Balanced Fund may result in their being deemed to be controlling persons of such Funds.

    Under normal circumstances, the Trust will redeem shares of the Funds in cash the next business day. However, the right of a shareholder to redeem shares and the date of payment by the Trust may be suspended for more than seven days for any period during which the New York Stock Exchange is closed, other than the customary weekends or holidays, or when trading on such Exchange is restricted as determined by the SEC; or during any emergency, as determined by the SEC, as a result of which it is not reasonably practicable for a Fund to dispose of securities owned by it or fairly to determine the value of its net assets; or for such other period as the SEC may by order permit for the protection of shareholders.

    Under Massachusetts law, the Trust is not required to hold annual shareholder meetings and does not intend to do so.

                        CUSTODY OF ASSETS

    Pursuant to a custody agreement with the Trust, Bank of New York holds the cash and portfolio securities of the Trust as custodian.

    Bank of New York is responsible for holding all securities and cash of each Fund, receiving and paying for securities purchased, delivering against payment securities sold, and receiving and collecting income from investments, making all payments covering expenses of the Trust, all as directed by persons authorized by the Trust.

    Bank of New York does not exercise any supervisory function in such matters as the purchase and sale of portfolio securities, payment of dividends, or payment of expenses of the Funds or the Trust. Portfolio securities of the Funds purchased domestically are maintained in the custody of Bank of New York and may be entered into the Federal Reserve, Depository Trust Company, or Participant's Trust Company book entry systems. Pursuant to the Custody Agreement, portfolio securities purchased outside the United States will be maintained in the custody of various foreign branches of Bank of New York and such other custodians or subcustodians, including foreign banks and foreign securities depositories, as are approved by the Board of Trustees of the Trust, in accordance with regulations under the 1940 Act.

    Bank of New York holds securities of the Funds on which call options have been written and certain assets of the Funds constituting margin deposits with respect to financial futures contracts at the disposal of the futures commission merchants ("FCMs") through which such transactions are effected. The Funds may also be required to post margin deposits with respect to covered call and put options written on stock indices and for this purpose certain assets of those Funds may be held by the custodian pursuant to similar arrangements with the brokers involved.

    This arrangement regarding margin deposits essentially consists of Bank of New York creating a separate segregated account into which it transfers (upon the Trust's instructions) assets from a Fund's general (regular) custodial account. The custody agreement for such arrangement provides that FCMs or brokers will have access to the funds in the segregated accounts when and if the FCMs or brokers represent that the Trust has defaulted on its obligation to the FCMs or brokers and that the FCMs or brokers have met all the conditions precedent to their right to receive such funds under the agreement between the Trust and the FCMs or brokers. The Trust has an agreement with each FCM or broker which provides (1) that the assets of any Fund held by the FCM or broker will be in the possession of Bank of New York until released or sold or otherwise disposed of in accordance with or under the terms of such agreement, (2) that such assets would not otherwise be pledged or encumbered by the FCM or broker, (3) that when requested by the Trust the FCM or broker will cause Bank of New York to release to its general custody account any assets to which a Fund is entitled under the terms of such agreement, and (4) that the assets in the segregated account shall otherwise be used only to satisfy the Trust's obligations to the FCM or broker under the terms of such agreement.

    If on any day a Fund experiences net realized or unrealized gains with respect to financial futures contracts or covered options on stock indices held through a given FCM or broker, it is entitled immediately to receive from the FCM or broker, and usually will receive by the next business day, the net amount of such gains. Thereupon, such assets will be deposited in its general or segregated account with Bank of New York, as appropriate.

                      TRUSTEES AND OFFICERS

    The Trustees and officers of the Trust are listed below together with their respective positions with the Trust and a brief statement of their principal occupations during the past five years and any positions held with affiliates of the Trust:

                                  Position(s)                   Principal
Name, Address,                    Held with                     Occupation(s)
and Age                           the Trust                     During Past 5 Years
--------------------              ---------                     -------------------

E.J. Yelton*
(age 57)                          Trustee and President         Executive Vice President
                                                                Jefferson-Pilot Life Insurance
                                                                Company since October 1993; prior
                                                                thereto, President ING Investment
                                                                Centre

Dennis R. Glass*                  Trustee                       Executive Vice President and
(age 47)                                                        Chief Financial Officer,
                                                                Jefferson-Pilot Life Insurance
                                                                Company since October 1993;
                                                                Executive Vice President and
                                                                Chief Financial Officer,
                                                                Protective Life Corporation
                                                                (from 1991 to 1993); prior
                                                                thereto, Executive Vice
                                                                President and Chief Financial
                                                                Officer, The Portman Companies

Mark E. Konen*                    Trustee                       Senior Vice President and
(age 37)                                                        Corporate Actuary,
                                                                Jefferson-Pilot Corporation
                                                                since August 1994; prior
                                                                thereto, Vice President and
                                                                Actuary, FMI Inc.


                                      -99-


Timothy Brooks Burnett            Trustee                       President and Treasurer,
822 North Elm Street                                            Bessemer Investment Company;
Greensboro, NC  27401                                           and Chairman and  Secretary,
(age 56)                                                        Burkely Property Group since
                                                                January 1990




Terrence E. Geremski              Trustee                       Director, Guilford Mills, Inc.
1 Loch Ridge Court                                              since 1993; Vice President,
Greensboro, NC 27408                                            Chief Financial Officer and
(age 49)                                                        Treasurer, Guilford Mills,
                                                                Inc. since July 1992; prior
                                                                thereto, Vice President,
                                                                Controller, Varity
                                                                Corporation.



Ralph K. Shelton                  Trustee                       President, Southeast Fuels,
1617 Foxhollow Rd.                                              Inc.
Greensboro, NC  27410
(age 54)



                                    -100-


H. Lusby Brown*                   Vice President                Second Vice President,
(age 38)                          and Treasurer                 Jefferson-Pilot Life Insurance
                                                                Company since August 1991


J. Gregory Poole*                 Secretary                     Associate Counsel and
(age 32)                                                        Assistant Secretary,
                                                                Jefferson-Pilot Life Insurance
                                                                Company since January 1994;
                                                                prior thereto, Attorney,
                                                                Jefferson-Pilot Life Insurance Company

Catherine B. Ream*                Assistant                     Manager, Variable Annuities,
(age 30)                          Treasurer                     Jefferson-Pilot Life Insurance
                                                                Company since July 1996; prior
                                                                thereto Manager, Variable
                                                                Products, Alexander Hamilton
                                                                Life Insurance Company since
                                                                November 1992; prior thereto,
                                                                Investment Support Officer,
                                                                Connecticut Mutual Life
                                                                Insurance Company

    There is no family relationship between any of the Trustees or officers listed above.

* "Interested Person" of the Trust for purposes of the 1940 Act. The address of Interested Persons is Jefferson-Pilot Life, 100 North Greene Street, Greensboro, NC 27401.

    Mr.Glass, Mr. Yelton and Mr. Brown are members of the Trust's Interim Valuation Committee, and Mr. Burnett, Mr. Geremski and Mr. Shelton are members of the Trust's Audit Committee.

    The Trustees of the Trust received the following compensation from the Trust for the fiscal year ended on December 31, 1996:


                                           Pension or                    Total
                                           Retirement                    Compensation
                                           Benefits       Estimated      from the
                            Aggregate      Accrued as     Annual         Trust and
                            Compensation   Part of the    Benefits       Fund Complex
                            from the       Trust's        upon           Paid to
Name of Person, Position    Trust          Expenses       Retirement     Trustees
------------------------    ------------   ------------   ------------   ------------
Dennis R. Glass             $   0          $0             $0                N.A.
Trustee

E.J. Yelton                 $   0          $0             $0                N.A.
Trustee

Mark E. Konen               $   0          $0             $0                N.A.
Trustee

Timothy B. Burnett*         $7,250         $0             $0                $7,250
Trustee

Terrence E. Geremski*       $7,250         $0             $0                $7,250
Trustee

Ralph K. Shelton*           $7,250         $0             $0                $7,250
Trustee


*Each non-interested Trustee currently receives an annual retainer of $4,000 plus $750 per meeting of the Board and $250 for each committee meeting which he or she attends.

                        OTHER INFORMATION

FINANCIAL STATEMENTS

This Statement of Additional Information contains audited financial statements for the Trust as of December 31, 1996. Ernst & Young LLP, serves as independent auditors for the Trust.

LEGAL COUNSEL

    Sutherland, Asbill & Brennan, L.L.P., 1275 Pennsylvania Avenue, N.W., Washington, D.C. 20004-2404, is counsel to the Trust.

OTHER INFORMATION

    The Prospectus and this Statement do not contain all the information included in the registration statement filed with the SEC under the 1933 Act with respect to the securities offered by the Prospectus. Certain portions of the registration statement have been omitted from the Prospectus and this Statement pursuant to the rules and regulations of the SEC. The registration statement including the exhibits filed therewith may be examined at the office of the SEC in Washington, D.C. Statements contained in the Prospectus or in this Statement as to the contents of any contract or other document referred to are not necessarily complete, and, in each instance, reference is made to the copy of such contract or other document filed as an exhibit to the registration statement of which the Prospectus and this Statement form parts, each such statement being qualified in all respects by such reference.

                            APPENDIX A

    DESCRIPTION OF CORPORATE BOND AND PREFERRED STOCK RATINGS

                      AND COMMERCIAL PAPER(1)

         DESCRIPTION OF MOODY'S INVESTORS SERVICE, INC.'S

                      CORPORATE BOND RATINGS

    Aaa: Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edge". Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

    Aa: Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in Aaa securities.

    A: Bonds which are rated A possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment sometime in the future.

----------------------------
(1) The rating systems described herein are believed to be the most recent ratings systems available from Moody's Investors Service, Inc. ("Moody's") and Standard & Poor's Corporation ("S&P") at the date of this Statement for the securites listed. Ratings are generally given to securities at the time of issuance. While the rating agencies may from time to time revise such ratings, they undertake no obligations to do so, and the ratings indicated do not necessarily represent ratings which will be given to these securities on the date of the Fund's fiscal year end.

    Baa: Bonds which are rated Baa are considered a medium grade obligations, I.E., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or maybe characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

    Ba: Bonds which are rated Ba are judged to have speculative elements and their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby not well safe-guarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

    B: Bonds which are rated B generally lack characteristics of a desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

    Caa: Bonds which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest principal or interest.

    Ca: Bonds which are rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

    Unrated: Where no rating has been assigned or where a rating has been suspended or withdrawn, it may be for reasons unrelated to the quality of the issue.

    Should no rating be assigned, the reason may be one of the following:
    1.   An application for rating was not received or accepted.
    2. The issue or issuer belongs to a group of securities or companies that are not rated as a matter of policy.
    3.   There is a lack of essential data pertaining to the issue or issuer.
    4. The issue was privately placed, in which case the rating is not published in Moody's publications.

    Suspension or withdrawal may occur if new and material circumstances arise, the effects of which preclude satisfactory analysis; if there is no longer available reasonable up-to-date data to permit a judgment to be formed; if a bond is called for redemption; or for other reasons.

     Note: Those bonds in the Aa, A and Baa groups which Moody's believe possess the strongest investment attributes are designated by the symbols Aa1, A1 and Baa1.

          DESCRIPTION OF STANDARD & POOR'S CORPORATION'S

                      CORPORATE BOND RATINGS

    AAA: Bonds rated AAA have the highest rating assigned by S&P. Capacity to pay interest and repay principal is extremely strong.

    AA: Bonds rated AA have a very strong capacity to pay interest and repay principal and differ from the higher rated issues only in small degree.

    A: Bonds rated A have a very strong capacity to pay interest and repay principal although they are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than bonds in higher rated categories.

    BBB: Bonds rated BBB are regarded as having an adequate capacity to pay interest and repay principal. Whereas they normally exhibit adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for bonds in this category than in higher rated categories.

    BB-B-CCC-CC: Bonds rated BB, B, CCC and CC are regarded, on balance, as predominantly speculative with respect to the issuer's capacity to pay interest and repay principal in accordance with the terms of the obligation. BB indicates the lowest degree of speculation. While such bonds will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.

    Plus (+) or Minus (-): The ratings from "AA" to "BBB" may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

    Unrated: Indicates that no public rating has been requested, that there is insufficient information on which to base a rating, or that S&P does not rate a particular type of obligation as a matter of policy.

    Notes: Bonds which are unrated expose the investor to risks with respect to capacity to pay interest or repay principal which are similar to the risks of lower-rated speculative obligations. The Fund is dependent on the sub-adviser's judgment, analysis and experience in the evaluation of such bonds.

         DESCRIPTION OF CERTAIN COMMERCIAL PAPER RATINGS

STANDARD & POOR'S

    Commercial paper rated A by S&P has the following characteristics:
Liquidity ratios are adequate to meet cash requirements. Long-term senior debt is rated "A" or better, although in some cases "BBB" credits may be allowed.
The issuer has access to at least two additional channels of borrowing. Basic earnings and cash flow have an upward trend with allowance made for unusual circumstances. Typically, the issuer's industry is well established and the issuer has a strong position within the industry. The reliability and quality of management are unquestioned. The rating is described by S&P as the investment grade category, the highest rating classification. Relative strength or weakness of the above factors determine whether the issuer's commercial paper is rated A-1, A-2 or A-3.

MOODY'S

    Among the factor considered by Moody's in assigning commercial paper ratings are the following: (1) evaluation of the management of the issuer;
(2) economic evaluation of the issuer's industry or industries and an appraisal of speculative-type risks which may be inherent in certain areas; (3) evaluation of the issuer's products in relation to competition and customer acceptance;
(4) liquidity; (5) amount and quality of long-term debt; (6) trend of earnings over a period of ten years; (7) financial strength of a parent company and the relationships which exist with the issuer; (8) recognitions by the management of obligations which may be present or may arise as a result of public interest questions and preparations to meet such obligations. Relative differences in strengths and weaknesses in respect of these criteria establish a rating in one of three classifications. The rating Prime-1 is the highest commercial paper rating assigned by Moody's. Its other two ratings, Prime-2 and Prime-3 are designated Higher Quality and High Quality, respectively.

FITCH INVESTORS SERVICE, INC.

    Fitch's short-term ratings apply to debt obligations that are payable on demand or have original maturities of up to three years, including commercial paper, certificates of deposit, medium-term notes, and municipal and investment notes.

    F-1+: Exceptionally Strong Credit Quality. Issues assigned this rating are regarded as having the strongest degree of assurance for timely payment.

    F-1: Very Strong Credit Quality. Issues assigned this rating reflect an assurance of timely payment only slightly less in degree than issues rated "F-1+".

DUFF & PHELPS

Commercial Paper/Certificates of Deposits
Category 1:  Top Grade

Duff 1 plus:       Highest certainty of timely payment.  Short-term liquidity including internal operating factors and/or ready access to alternative sources of funds, is clearly outstanding, and safety is just below risk-free U.S. Treasury short-term obligations.

Duff 1: Very high certainty of timely payment. Liquidity factors are excellent and supported by strong fundamental protection factors. Risk factors are minor.

Notes: Bonds which are unrated may expose the investor to risks with respect to capacity to pay interest or repay principal which are similar to the risks of lower-rated bonds. The Fund is dependent on the sub-adviser's judgment, analysis and experience in the evaluation of such bonds.

         Investors should note that the assignment of a rating to a bond by a rating service may not reflect the effect of recent developments on the issuer's ability to make interest and principal payments.

IBCA LIMITED AND ICBA INC.

    A-1: Short-term obligations rate A-1 are supported by very strong capacity for timely repayment. A plus ("+") sign is added to those issues determined to possess the highest capacity for timely repayment.

    A-2: Short-term obligations rated A-2 are supported by a strong capacity for timely repayment, although such capacity may be susceptible to adverse changes in business, economic or financial conditions.

THOMPSON BANKWATCH, INC.

    The TBW short-term ratings apply only to unsecured instruments that have a maturity of one year or less and specifically assess the likelihood of an untimely payment of principal and interest.

    TBW-1: The highest category; indicates a very high degree of likelihood that principal and interest will be paid on a timely basis.

    TBW-2: The second highest category; while the degree of safety regarding timely repayment of principal and interest is strong, the relative degree of safety is not as high as for issues rated TBW-1.

               CREDIT RATINGS FOR GOVERNMENT BONDS

    The following table shows the credit rating assigned by Moody's Investors Service, Inc. and Standard & Poor's Corporation for foreign currency-denominated debt issued by various countries.

         COUNTRY             MOODY'S                       S & P
         -------             -------                       -----

         USA                 Aaa                           AAA
         Japan               Aaa                           AAA
         Germany             Aaa                           AAA
         Italy               Aa3                           AA
         France              Aaa                           AAA
         UK                  Aaa                           AAA
         Canada              Aa2                           AA+
         Belgium             Aa1                           AA+
         Denmark             Aa1                           AA+
         Sweden              Aa3                           AA+
         Switzerland         Aaa                           AAA
         Netherlands         Aaa                           AAA
         Spain               Aa2                           AA
         Australia           Aa2                           AA


    Certain governments listed above carry an implied rating by Moody and/or S&P. Information is as of April 29, 1997 for Moody's and as of April 29, 1997 for Standard & Poor's.

ALEXANDER HAMILTON VARIABLE INSURANCE TRUST
   -------------------------------------------------------------------------
INVESTMENT GRADE BOND FUND
PORTFOLIO OF INVESTMENTS
DECEMBER 31, 1996
   -------------------------------------------------------------------------

                                                               PRINCIPAL
                                                                AMOUNT         VALUE
                                                              -----------  --------------
CORPORATE BONDS - 38.4%
CONVERTIBLE BOND - 0.8%
INDUSTRIAL - 0.8%
Ryerson Tull, Inc., 8.50%, due 7/15/01 (cost $24,934)             $25,000         $25,649
                                                                           --------------

NON-CONVERTIBLE BONDS - 37.6%
AUTOMOTIVE - 12.4%
Aegis Auto Rec., 1996-2, 8.90%, due 1/20/02                       126,669         128,569
General Motors Corp., 7.40%, due 9/01/25                          125,000         124,219
Premier Auto Trust Mortgage, 6.15%, due 3/06/00 (a)               140,000         140,302
                                                                           --------------
                                                                                  393,090
                                                                           --------------

BANKS AND SAVINGS & LOANS - 4.5%
Midland Bank PLC, 7.625%, due 6/15/06                             140,000         144,839
                                                                           --------------

FINANCIAL SERVICES - 10.3%
Green Tree Financial Corp., 1995-10 A2,
 5.80% due 2/15/27 (a)                                            140,000         140,085
Metropolitan Life Insurance Co., 7.80%, due 11/01/25              135,000         136,687
Santista Export Sec., I, 8.09%, due 11/30/06                       50,000          50,000
                                                                           --------------
                                                                                  326,772
                                                                           --------------

INDUSTRIAL - 4.8%
AK Steel Corp., 9.125%, due 12/15/06                               25,000          25,688
Celulosa Arauco, 6.75%, due 12/15/03                              130,000         125,878
                                                                           --------------
                                                                                  151,566
                                                                           --------------

RETAILING - 0.8%
Federated Department Stores, 8.50%, due 6/15/03                    25,000          26,014
                                                                           --------------

TELECOMMUNICATIONS & EQUIPMENT - 0.5%
TCI Communications, Inc., 7.875%, due 2/15/26                      20,000          17,344
                                                                           --------------

UTILITIES - 4.3%
Boston Edison Co., 6.05%, due 8/15/00                             140,000         135,875
                                                                           --------------
TOTAL NON-CONVERTIBLE BONDS (COST $1,170,503)                                   1,195,500
                                                                           --------------
TOTAL CORPORATE BONDS (COST $1,195,437)                                         1,221,149
                                                                           --------------

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   -------------------------------------------------------------------------
INVESTMENT GRADE BOND FUND
PORTFOLIO OF INVESTMENTS (CONTINUED)
DECEMBER 31, 1996
   -------------------------------------------------------------------------

                                                               PRINCIPAL
                                                                AMOUNT         VALUE
                                                              -----------  --------------
U.S. GOVERNMENT & U.S. GOVERNMENT
AGENCY OBLIGATIONS - 58.8%
U.S. GOVERNMENT OBLIGATIONS - 15.2%
U.S. Treasury Bond, 11.875%, due 11/15/03                         $84,000        $109,541
U.S. Treasury Bond, 10.75%, due 8/15/05                            56,000          71,838
U.S. Treasury Bond, 8.75%, due 8/15/20                             50,000          61,578
U.S. Treasury Note, 6.875%, due 3/31/00                           233,000         238,315
                                                                           --------------
TOTAL U.S. GOVERNMENT OBLIGATIONS (COST $485,671)                                 481,272
                                                                           --------------

U.S. GOVERNMENT AGENCY OBLIGATIONS - 43.6%
Federal Home Loan Mortgage Corp.,
 Gold Pool #C00427, 8.00%, due 10/01/25                           183,681         187,412
Federal Home Loan Mortgage Corp.,
 Gold Pool CMTMT, 7.50%, due 1/01/26                              200,000         201,250
Federal National Mortgage Assoc.,
 Pool #337434, 6.50%, due 2/01/26                                 140,011         133,888
Federal National Mortgage Assoc.,
 Pool #338690, 6.00%, due 2/01/26                                 139,974         130,187
Federal National Mortgage Assoc.,
 Pool #303998, 9.00%, due 7/01/26                                  78,569          83,694
Federal National Mortgage Assoc.,
 Pool #352795, 7.00%, due 7/01/26                                 131,616         128,979
Federal National Mortgage Assoc.,
 Pool #250672, 7.00%, due 9/01/26                                 128,100         125,958
Government National Mortgage Assoc. I,
 Pool #422881, 8.00%, due 5/15/26                                 217,417         222,037
Government National Mortgage Assoc. II,
 Pool #2247, 7.00%, due 7/20/26                                   175,827         171,157
                                                                           --------------
TOTAL U.S. GOVERNMENT AGENCY OBLIGATIONS (COST $1,367,567)                      1,384,562
                                                                           --------------
TOTAL U.S. GOVERNMENT & U.S. GOVERNMENT AGENCY OBLIGATIONS
 (COST $1,853,238)                                                              1,865,834
                                                                           --------------
TOTAL INVESTMENTS (COST $3,048,675) - 97.2%                                     3,086,983
OTHER ASSETS IN EXCESS OF LIABILITIES -  2.8%                                      88,378
                                                                           --------------
NET ASSETS - 100.0%                                                            $3,175,361
                                                                           --------------
                                                                           --------------

(a) Mortgage trust bond.

See notes to financial statements.

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   -------------------------------------------------------------------------
HIGH YIELD BOND FUND
PORTFOLIO OF INVESTMENTS
DECEMBER 31, 1996
   -------------------------------------------------------------------------

                                                               PRINCIPAL
                                                                AMOUNT         VALUE
                                                              -----------  --------------
CORPORATE BONDS - 94.3%
CONVERTIBLE BONDS - 6.4%
AUTOMOTIVE PARTS & EQUIPMENT - 2.3%
Hayes Wheels International, 11.00%, due 7/15/06                   $50,000         $54,500
                                                                           --------------

BUILDING & CONSTRUCTION - 1.1%
Nortek, Inc., 9.875%, due 3/01/04                                  25,000          25,312
                                                                           --------------

CONGLOMERATES - 0.4%
Reeves Industries, Inc., 11.00%, due 7/15/02                       10,000           9,550
                                                                           --------------

TEXTILES - 2.6%
Synthetic Industries, 12.75%, due 12/01/02                         55,000          60,912
                                                                           --------------
TOTAL CONVERTIBLE BONDS (COST $141,538)                                           150,274
                                                                           --------------

NON-CONVERTIBLE BONDS - 87.9%
AEROSPACE & DEFENSE - 2.5%
BE Aerospace, Inc., 9.875%, due 2/01/06                            25,000          26,375
K&F Industries, Inc., 10.375%, due 9/01/04                         30,000          31,800
                                                                           --------------
                                                                                   58,175
                                                                           --------------

BUILDING PRODUCTS & MATERIALS - 4.5%
American Standard, 10.50%, due 6/01/05 (a)                         25,000          23,563
Building Materials Corp., 11.75%, due 7/01/04 (a)                  50,000          43,000
Building Materials Corp., 8.625%, due 12/15/06                     40,000          40,000
                                                                           --------------
                                                                                  106,563
                                                                           --------------

CHEMICALS - 1.1%
UCC Investors, 10.50%, due 5/01/02                                 25,000          26,875
                                                                           --------------

COMMUNICATIONS & MEDIA - 1.1%
Cablevision Systems Corp., 9.25%, due 11/01/05                     25,000          24,875
                                                                           --------------

CONGLOMERATES - 0.9%
Atlantis Group, Inc., 11.00%, due 2/15/03                          20,000          20,450
                                                                           --------------

CONTAINERS & PACKAGING - 4.4%
Calmar, Inc.,11.50%, due 8/15/05                                   25,000          25,937
Gaylord Container, 12.75%, due 5/15/05                             45,000          49,837
U.S. Can Corp., 10.125%, due 10/15/06                              25,000          26,375
                                                                           --------------
                                                                                  102,149
                                                                           --------------

COSMETICS & TOILETRIES - 0.7%
Revlon Worldwide, 0.00%, due 3/15/98 (c)                           20,000          17,450
                                                                           --------------

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   -------------------------------------------------------------------------
HIGH YIELD BOND FUND
PORTFOLIO OF INVESTMENTS (CONTINUED)
DECEMBER 31, 1996
   -------------------------------------------------------------------------

                                                               PRINCIPAL
                                                                AMOUNT         VALUE
                                                              -----------  --------------
DIVERSIFIED HOLDING COMPANIES - 3.6%
E&S Holdings Corp., 144A, 10.375%, due 10/01/06 (d)               $50,000         $52,563
Thermadyne Holding Corp., 10.75%, due 11/01/03                     30,000          30,675
                                                                           --------------
                                                                                   83,238
                                                                           --------------

ENERGY - 1.2%
Mesa Operating Co., 10.625%, due 7/01/06                           25,000          27,187
                                                                           --------------

ENTERTAINMENT & LEISURE - 2.2%
American Skiing Corp., 144A, 12.00%, due 7/15/06 (d)               25,000          26,438
Grand Casinos, Inc., 10.125%, due 12/01/03                         25,000          25,375
                                                                           --------------
                                                                                   51,813
                                                                           --------------

FOOD & BEVERAGE - 0.7%
Delta Beverage Group, 9.75%, due 12/15/03                          15,000          15,431
                                                                           --------------

GAMING & HOTELS - 3.1%
El Dorado Resorts, 10.50%, due 8/15/06                             45,000          47,700
Red Roof Inns, 9.625%, due 12/15/03                                20,000          20,300
Santa Fe Hotel, 11.00%, due 12/15/00                                5,000           3,725
                                                                           --------------
                                                                                   71,725
                                                                           --------------

HEALTH CARE - 2.4%
Tenet Healthcare Corp., 10.125%, due 3/01/05                       50,000          55,500
                                                                           --------------

INDUSTRIAL - 26.6%
AAF-McQuay, Inc., 8.875%, due 2/15/03                              50,000          50,250
Clark-Schwebel, Inc.,144A, 10.50%, due 4/15/06 (d)                 25,000          26,750
Finlay Enterprises, 12.00%, due 5/01/98 (a)                        25,000          22,000
Genmar Holdings, 13.50%, due 7/15/01                               20,000          19,500
Harvard Industries, Inc., 11.125%, due 8/01/05                     25,000          21,063
Haynes International, Inc., 11.625%, due 9/01/04                   50,000          52,750
Howmet Corp., 10.00%, due 12/01/03                                 50,000          54,750
IMO Industries, 144A,11.75%, due 5/01/06 (d)                       30,000          27,900
Interlake Corp., 12.125%, due 3/01/02                              35,000          36,313
International Knife & Saw, 144A, 11.375%, due 11/15/06 (d)         40,000          41,600
Iron Mountain, Inc., 10.125%, due 10/01/06                         50,000          53,250
Marvel Holdings, 0.00%, due 4/15/98 (c)                            20,000           3,100
Mettler Toledo, Inc., 9.75%, due 10/01/06                          45,000          47,475
Moog, Inc., 144A, 10.00%, due 5/01/06 (d)                          25,000          26,068
Motors & Gears, Inc., 10.75%, due 11/15/06                         50,000          52,000
Pierce Leahy Corp., 11.125%, due 7/15/06                           50,000          54,875

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   -------------------------------------------------------------------------
HIGH YIELD BOND FUND
PORTFOLIO OF INVESTMENTS (CONTINUED)
DECEMBER 31, 1996
   -------------------------------------------------------------------------

                                                               PRINCIPAL
                                                                AMOUNT         VALUE
                                                              -----------  --------------
INDUSTRIAL (CONT'D) - 26.6%
Polymer Group, 12.25%, due 7/15/02                                $30,000         $32,700
                                                                           --------------
                                                                                  622,344
                                                                           --------------

METALS & MINING - 1.5%
Kaiser Aluminum & Chemical, 9.875%, due 2/15/02                    35,000          35,787
                                                                           --------------

OFFICE & BUSINESS EQUIPMENT - 1.1%
Quest Diagnostic, Inc., 10.75%, due 12/15/06                       25,000          26,375
                                                                           --------------

STEEL - 7.6%
AK Steel Corp., 144A, 9.125%, due 12/15/06 (d)                     25,000          25,687
Algoma Steel, Inc., 12.375%, due 7/15/05                           25,000          27,000
Gulf States Steel Alabama, 13.50%, due 4/15/03                     50,000          47,500
WCI Steel, Inc., 10.00%, due 12/01/04                              75,000          76,875
                                                                           --------------
                                                                                  177,062
                                                                           --------------

SUPERMARKETS - 5.3%
Grand Union Co., 12.00%, due 9/01/04                               20,000          21,300
Jitney-Jungle, 12.00%, due 3/01/06                                  5,000           5,325
Pathmark Stores, 9.625%, due 5/01/03                               50,000          48,125
Ralph's Grocery Co., 10.45%, due 6/15/04                           20,000          21,350
Smiths Food & Drug Centers, 11.25%, due 5/15/07                    25,000          27,750
                                                                           --------------
                                                                                  123,850
                                                                           --------------

TELECOMMUNICATIONS - 15.2%
Colt Telecommunications Group PLC, 12.00%, due 12/15/06 (a)        50,000          30,250
Echostar Satellite Broadcast, 13.125%, due 3/15/04 (a)             30,000          23,100
Intelecom Group USA, Inc.,144A, 12.50%, due 5/01/06 (a) (d)        50,000          32,875
Lenfest Communications, 144A, 10.50%, 10.50%, due 6/15/06
 (d)                                                               25,000          26,500
MFS Communications, 8.875%, due 1/15/06 (a)                       100,000          74,125
Mobilmedia Communications, 10.50%, due 12/01/03 (a)                25,000           5,250
Paging Network, 8.875%, due 2/01/06                                25,000          23,969
Sprint Spectrum L.P. Fin., 11.00%, due 8/15/06                     50,000          54,375
Sygnet Wireless, Inc., 11.50%, due 10/01/06                        25,000          25,750
Teleport Communications, 11.125%, due 7/01/07 (a)                  50,000          34,500
Western Wireless Communications, 10.50%, due 2/01/07               25,000          26,219
                                                                           --------------
                                                                                  356,913
                                                                           --------------

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   -------------------------------------------------------------------------
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PORTFOLIO OF INVESTMENTS (CONTINUED)
DECEMBER 31, 1996
   -------------------------------------------------------------------------

                                                               PRINCIPAL
                                                                AMOUNT         VALUE
                                                              -----------  --------------
TEXTILES & APPAREL - 1.1%
Westpoint Stevens, Inc., 9.375%, due 12/15/05 (b)                 $25,000         $25,875
                                                                           --------------

TRANSPORTATION - 1.1%
CHC Helicopter, 11.50%, due 7/15/02                                25,000          25,625
                                                                           --------------
TOTAL NON-CONVERTIBLE BONDS (COST $1,997,562)                                   2,055,262
                                                                           --------------
TOTAL CORPORATE BONDS (COST $2,139,100)                                         2,205,536
                                                                           --------------
TOTAL INVESTMENTS (COST $2,139,100) - 94.3%                                     2,205,536
OTHER ASSETS IN EXCESS OF LIABILITIES  -  5.7%                                    133,827
                                                                           --------------
NET ASSETS - 100.0%                                                            $2,339,363
                                                                           --------------
                                                                           --------------

(a) Step coupon bond. Zero coupon at December 31, 1996, interest rate stated begins on a specified future date.
(b)  Collateral trust bond.
(c)  Zero coupon bond.
(d) Security exempt from registration under Rule 144A of the Securities Act of 1933.
     These securities may be resold in transactions exempt from registration normally to qualified institutional buyers. At December 31, 1996, these securities amounted to a value of $286,381 or 12.2% of net assets.

See notes to financial statements.

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BALANCED FUND
PORTFOLIO OF INVESTMENTS
DECEMBER 31, 1996
   -------------------------------------------------------------------------

                                                               NUMBER OF
                                                                 SHARES         VALUE
                                                              ------------  --------------
COMMON STOCKS - 57.1%
AEROSPACE & DEFENSE - 3.2%
Coltec Industries *                                                   900          $16,987
General Motors Corp., Class H                                         940           52,875
McDonnell Douglas Corp.                                               300           19,200
Rohr, Inc. *                                                        2,790           63,124
                                                                            --------------
                                                                                   152,186
                                                                            --------------

APPAREL & TEXTILES - 0.8%
Collins & Aikman Corp. *                                            5,650           35,313
                                                                            --------------

BANKS AND SAVINGS & LOANS - 1.5%
Boatmen's Bancshares, Inc.                                            460           29,670
Crestar Financial Corp.                                               100            7,438
First Chicago NBD Corp.                                               440           23,650
Firstar Corp.                                                         200           10,500
                                                                            --------------
                                                                                    71,258
                                                                            --------------

BUILDING MATERIALS - 0.5%
Owens-Corning Fiberglas Corp. *                                       540           23,017
                                                                            --------------

CAPITAL EQUIPMENT - 0.8%
AlliedSignal, Inc.                                                    540           36,180
                                                                            --------------

CHEMICALS - 3.0%
Albemarle Corp.                                                     2,480           44,950
Crompton & Knowles Corp.                                              750           14,437
Du Pont (E.I.) de Nemours & Co.                                       640           60,400
Union Carbide Corp.                                                   440           17,985
                                                                            --------------
                                                                                   137,772
                                                                            --------------

COMMUNICATIONS & MEDIA - 0.8%
Time Warner, Inc.                                                     990           37,125
                                                                            --------------

COMPUTERS & COMPUTER SOFTWARE - 4.6%
Cisco Systems, Inc. *                                                 760           48,355
Compaq Computer Corp. *                                               210           15,593
EMC Corp. *                                                         1,190           39,419
International Business Machines Corp.                                 340           51,340
Learning Company, Inc.                                                990           14,231
Read-Rite Corp. *                                                     930           23,482
Sun Microsystems, Inc. *                                              850           21,834
                                                                            --------------
                                                                                   214,254
                                                                            --------------

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   -------------------------------------------------------------------------
BALANCED FUND
PORTFOLIO OF INVESTMENTS (CONTINUED)
DECEMBER 31, 1996
   -------------------------------------------------------------------------

                                                               NUMBER OF
                                                                 SHARES         VALUE
                                                              ------------  --------------
CONGLOMERATES - 1.7%
Unilever NV                                                           440          $77,110
                                                                            --------------

CONSUMER DURABLES - 1.4%
General Motors Corp.                                                1,140           63,555
                                                                            --------------

CONTAINERS - 0.6%
Temple-Inland, Inc.                                                   540           29,228
                                                                            --------------

ELECTRICAL EQUIPMENT - 0.5%
Anixter International, Inc. *                                       1,570           25,316
                                                                            --------------

ELECTRONICS - 1.3%
General Instrument Corp. *                                            570           12,326
Intel Corp.                                                           210           27,497
Perkin-Elmer Corp.                                                    330           19,429
                                                                            --------------
                                                                                    59,252
                                                                            --------------

ENTERTAINMENT & LEISURE - 0.4%
Boyd Gaming Corp. *                                                   300            2,475
International Game Technology                                         900           16,425
                                                                            --------------
                                                                                    18,900
                                                                            --------------

ENVIRONMENTAL MANAGEMENT - 0.8%
WMX Technologies, Inc.                                              1,140           37,193
                                                                            --------------

FINANCIAL SERVICES - 6.6%
ADVANTA CORP, Class B                                                 530           21,664
Bear Stearns Co. Inc.                                               2,000           55,750
Capital RE Corp.                                                      640           29,840
Dean Witter Discover & Co.                                            640           42,400
Edwards, (A.G.), Inc.                                                 540           18,157
Great Western Financial                                             1,290           37,410
Providian Corp.                                                     1,250           64,219
Salomon, Inc.                                                         750           35,344
                                                                            --------------
                                                                                   304,784
                                                                            --------------

FOOD, BEVERAGE & TOBACCO - 2.1%
CPC International, Inc.                                               200           15,500
Kellogg Co.                                                           310           20,344
Philip Morris Cos.                                                    540           60,818
                                                                            --------------
                                                                                    96,662
                                                                            --------------

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   -------------------------------------------------------------------------
BALANCED FUND
PORTFOLIO OF INVESTMENTS (CONTINUED)
DECEMBER 31, 1996
   -------------------------------------------------------------------------

                                                               NUMBER OF
                                                                 SHARES         VALUE
                                                              ------------  --------------
HEALTH CARE PRODUCTS & SERVICES - 1.9%
Columbia/HCA Healthcare Corp.                                       1,400          $57,050
United Healthcare Corp.                                               700           31,500
                                                                            --------------
                                                                                    88,550
                                                                            --------------

HOUSEHOLD PRODUCTS - 1.5%
Procter & Gamble Co.                                                  630           67,725
                                                                            --------------

MACHINERY & EQUIPMENT - 1.8%
Cooper Industries, Inc.                                             2,000           84,250
                                                                            --------------

MANUFACTURING - 0.3%
Allegheny Teledyne, Inc.                                              675           15,525
                                                                            --------------

OFFICE & BUSINESS EQUIPMENT - 0.6%
Xerox Corp.                                                           520           27,365
                                                                            --------------

OIL & OIL SERVICES - 6.9%
Anadarko Petroleum Corp.                                              330           21,368
Ashland, Inc.                                                         630           27,641
British Petroleum Ltd. ADR                                            340           48,350
Chevron Corp.                                                         210           13,650
Exxon Corp.                                                           900           88,200
Panenergy Corp.                                                       520           23,400
Ultramar Diamond Shamrock                                           1,540           48,702
Union Pacific Resources Group                                         488           14,274
Wheelabrator Technologies, Inc. *                                   1,970           32,012
                                                                            --------------
                                                                                   317,597
                                                                            --------------

PHARMACEUTICALS - 3.2%
Bristol-Myers Squibb Co.                                              440           47,850
Forest Laboratories, Inc. *                                           510           16,702
Schering Plough                                                       210           13,598
Warner-Lambert Co.                                                    930           69,750
                                                                            --------------
                                                                                   147,900
                                                                            --------------

RETAILING - 2.3%
General Nutrition Cos. *                                            1,700           28,688
Toys R Us *                                                           750           22,500
Wal-Mart Stores, Inc.                                               2,480           56,730
                                                                            --------------
                                                                                   107,918
                                                                            --------------

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BALANCED FUND
PORTFOLIO OF INVESTMENTS (CONTINUED)
DECEMBER 31, 1996
   -------------------------------------------------------------------------

                                                               NUMBER OF
                                                                 SHARES         VALUE
                                                              ------------  --------------
TELECOMMUNICATIONS & EQUIPMENT - 5.1%
MCI Communications                                                  1,350          $44,128
NYNEX Corp.                                                           860           41,387
SBC Communications, Inc.                                              210           10,868
TCI Satellite Entertainment, Class A *                                569            5,619
Tele-Communications, Class A                                        5,700           74,456
US West Media Group, Inc. *                                           750           24,188
WorldCom, Inc. *                                                    1,290           33,621
                                                                            --------------
                                                                                   234,267
                                                                            --------------

TRANSPORTATION - 1.4%
Consolidated Freightways Corp. *                                      590            5,236
Consolidated Freightways, Inc.                                      1,180           26,255
Union Pacific Corp.                                                   570           34,271
                                                                            --------------
                                                                                    65,762
                                                                            --------------

UTILITIES - 1.5%
Dominion Resources, Inc.                                              670           25,795
New England Electric System                                           440           15,345
Pacific Gas & Electric                                                710           14,910
Portland General Corp.                                                310           13,020
                                                                            --------------
                                                                                    69,070
                                                                            --------------
TOTAL COMMON STOCKS (COST $2,436,854)                                            2,645,034
                                                                            --------------

                                                               PRINCIPAL
                                                                 AMOUNT
                                                              ------------
CORPORATE BONDS - 13.2%
CONVERTIBLE BOND - 0.2%
INDUSTRIAL - 0.2%
Ryerson Tull, Inc., 8.50%, due 7/15/01 (cost $9,974)              $10,000           10,259
                                                                            --------------

NON-CONVERTIBLE BONDS - 13.0%
AUTOMOTIVE - 4.4%
Aegis Auto Rec., Ser. 1996-2, 8.90%, due 1/20/02                   63,335           64,379
General Motors Corp., 7.40%, due 9/01/25                           70,000           69,563
Premier Auto Trust Mortgage, 6.15%, due 3/06/00 (a)                70,000           70,151
                                                                            --------------
                                                                                   204,093
                                                                            --------------

BANKS AND SAVINGS & LOANS - 1.5%
Midland Bank PLC, 7.625%, due 6/15/06                              70,000           72,419
                                                                            --------------

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BALANCED FUND
PORTFOLIO OF INVESTMENTS (CONTINUED)
DECEMBER 31, 1996
   -------------------------------------------------------------------------

                                                               PRINCIPAL
                                                                 AMOUNT         VALUE
                                                              ------------  --------------
FINANCIAL SERVICES - 3.5%
Green Tree Financial Corp. 1995-10 A2, 5.80%, due 2/15/27
 (a)                                                              $70,000          $70,043
Metropolitan Life Insurance Co., 7.80%, due 11/01/25               70,000           70,875
Santista Export Sec. I, 8.09%, due 11/30/06                        20,000           20,000
                                                                            --------------
                                                                                   160,918
                                                                            --------------

INDUSTRIAL - 1.7%
AK Steel Corp., 9.125%, due 12/15/06                               10,000           10,144
Celulosa Arauco, 6.75%, due 12/15/03                               70,000           67,780
                                                                            --------------
                                                                                    77,924
                                                                            --------------

RETAILING - 0.2%
Federated Department Stores, 8.50%, due 6/15/03                    10,000           10,406
                                                                            --------------

TELECOMMUNICATIONS & EQUIPMENT - 0.2%
TCI Communications, Inc., 7.875%, due 2/15/26                      10,000            8,672
                                                                            --------------

UTILITIES - 1.5%
Boston Edison Co., 6.05%, due 8/15/00                              70,000           67,938
                                                                            --------------
TOTAL NON-CONVERTIBLE BONDS (COST $589,577)                                        602,370
                                                                            --------------
TOTAL CORPORATE BONDS (COST $599,551)                                              612,629
                                                                            --------------

U.S. GOVERNMENT & U.S. GOVERNMENT AGENCY OBLIGATIONS - 27.7%
U.S. GOVERNMENT OBLIGATIONS - 13.1%
U.S. Treasury Note, 6.875%, due 3/31/00                           134,000          137,057
U.S. Treasury Note, 6.50%, due 10/15/06                            25,000           25,148
U.S. Treasury Bond, 11.875%, due 11/15/03                          12,000           15,649
U.S. Treasury Bond, 8.50%, due 2/15/20                            357,000          428,512
                                                                            --------------
TOTAL U.S. GOVERNMENT OBLIGATIONS (COST $591,529)                                  606,366
                                                                            --------------

U.S. GOVERNMENT AGENCY OBLIGATIONS - 14.6%
Federal Home Loan Mortgage Corp., Gold Pool #C00427, 8.00%,
 due 10/01/25                                                      87,007           88,774
Federal Home Loan Mortgage Corp., Gold Pool CMTMT, 7.50%,
 due 1/01/26                                                       75,000           75,469
Federal National Mortgage Assoc., Pool #337434, 6.50%, due
 2/01/26                                                           70,005           66,944
Federal National Mortgage Assoc., Pool #339454, 6.00%, due
 3/01/26                                                           70,114           65,211
Federal National Mortgage Assoc., Pool #303998, 9.00%, due
 7/01/26                                                           41,596           44,308

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BALANCED FUND
PORTFOLIO OF INVESTMENTS (CONTINUED)
DECEMBER 31, 1996
   -------------------------------------------------------------------------

                                                               PRINCIPAL
                                                                 AMOUNT         VALUE
                                                              ------------  --------------
U.S. GOVERNMENT AGENCY OBLIGATIONS (CONT'D) - 14.6%
Federal National Mortgage Assoc., Pool #352795, 7.00%, due
 7/01/26                                                          $43,873          $42,994
Federal National Mortgage Assoc., Pool #354237, 7.00%, due
 8/01/26                                                           59,168           57,982
Government National Mortgage Assoc., Pool #422913, 8.00%,
 due 6/15/26                                                      112,669          115,064
Government National Mortgage Assoc., Pool #2247 7.00%, due
 7/20/26                                                          125,591          122,255
                                                                            --------------
TOTAL U.S. GOVERNMENT AGENCY OBLIGATIONS (COST $670,698)                           679,001
                                                                            --------------
TOTAL U.S. GOVERNMENT & U.S. GOVERNMENT AGENCY OBLIGATIONS
 (COST $1,262,227)                                                               1,285,367
                                                                            --------------
TOTAL INVESTMENTS (COST $4,298,632) - 98.0%                                      4,543,030
OTHER ASSETS IN EXCESS OF LIABILITIES  -  2.0%                                      90,924
                                                                            --------------
NET ASSETS - 100.0%                                                             $4,633,954
                                                                            --------------
                                                                            --------------

* Non-income producing security.

ADR - American Depository Receipt.

(a) Mortgage bond.

See notes to financial statements.

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   -------------------------------------------------------------------------
GROWTH & INCOME FUND
PORTFOLIO OF INVESTMENTS
DECEMBER 31, 1996
   -------------------------------------------------------------------------

                                                               NUMBER OF
                                                                 SHARES         VALUE
                                                              ------------  --------------
COMMON STOCKS - 94.7%
AEROSPACE & DEFENSE - 9.6%
General Motors Corp., Class H                                       2,000         $112,500
GRC International, Inc. *                                           5,500           44,688
Litton Industries *                                                 3,500          166,688
Lockheed Martin                                                       800           73,200
Loral Space & Communications *                                      2,000           36,750
Sundstrand Corp.                                                    2,000           85,000
                                                                            --------------
                                                                                   518,826
                                                                            --------------

BANKS AND SAVINGS & LOANS - 17.6%
BankAmerica Co.                                                     1,800          179,550
Bank of New York Co., Inc.                                          4,000          135,000
Bankers Trust NY Corp.                                              1,500          129,375
Chase Manhattan Corp.                                               2,000          178,500
Morgan (J.P.) & Co.                                                   800           78,100
PNC Bank Corp.                                                      3,000          112,875
Wells Fargo & Co.                                                     500          134,875
                                                                            --------------
                                                                                   948,275
                                                                            --------------

BUSINESS SERVICES - 1.0%
First Data Corp.                                                    1,500           54,750
                                                                            --------------

CAPITAL EQUIPMENT - 1.0%
AlliedSignal, Inc.                                                    800           53,600
                                                                            --------------

COMMUNICATIONS & MEDIA - 2.8%
Infinity Broadcasting, Class A *                                    3,500          117,687
Spelling Entertainment Group *                                      4,500           33,188
                                                                            --------------
                                                                                   150,875
                                                                            --------------

COMPUTERS & COMPUTER SOFTWARE - 9.0%
Amdahl Corp. *                                                      6,000           72,750
Hewlett-Packard                                                       800           40,200
Honeywell, Inc.                                                     3,500          230,125
Informix Corp. *                                                    1,500           30,563
Newbridge Networks Corp. *                                          2,000           56,500
Sun Microsystems, Inc. *                                            2,000           51,375
                                                                            --------------
                                                                                   481,513
                                                                            --------------

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   -------------------------------------------------------------------------
GROWTH & INCOME FUND
PORTFOLIO OF INVESTMENTS (CONTINUED)
DECEMBER 31, 1996
   -------------------------------------------------------------------------

                                                               NUMBER OF
                                                                 SHARES         VALUE
                                                              ------------  --------------
CONSUMER DURABLES - 3.2%
Ford Motor Co.                                                      4,500         $143,437
General Motors Corp.                                                  500           27,875
                                                                            --------------
                                                                                   171,312
                                                                            --------------

ELECTRONICS - 0.8%
VeriFone, Inc. *                                                    1,500           44,250
                                                                            --------------

ENTERTAINMENT & LEISURE - 2.6%
Mirage Resorts, Inc. *                                              6,500          140,562
                                                                            --------------

FINANCIAL SERVICES - 17.4%
Aetna Life & Casualty Co.                                           2,500          200,000
Capital One Financial Corp.                                         2,100           75,600
Chubb Corp.                                                           800           43,000
Federal National Mortgage Association                               1,000           37,250
Student Loan Marketing Association                                  2,000          186,250
The Charles Schwab Corp.                                            5,000          160,000
TIG Holdings, Inc.                                                  2,000           67,750
Transamerica Corp.                                                    500           39,500
USF&G Corp.                                                         6,000          125,250
                                                                            --------------
                                                                                   934,600
                                                                            --------------

HEALTH CARE - 7.9%
ALZA Corp. *                                                        5,000          129,375
Allergan, Inc.                                                      2,500           89,063
Baxter International, Inc.                                          2,100           86,100
Biomet, Inc. *                                                      2,000           30,250
Humana, Inc. *                                                      3,000           57,375
Nellcor Puritan Bennett, Inc. *                                     1,500           32,812
                                                                            --------------
                                                                                   424,975
                                                                            --------------

INDUSTRIAL MANUFACTURING & PROCESSING - 5.4%
Corning, Inc.                                                       3,500          161,875
Inco Ltd.                                                           4,000          127,500
                                                                            --------------
                                                                                   289,375
                                                                            --------------

LODGING & RESTAURANTS - 1.2%
ITT Corp. *                                                         1,500           65,062
                                                                            --------------

OIL SERVICES - 5.1%
Baker Hughes, Inc.                                                  4,500          155,250
Halliburton Co.                                                     2,000          120,500
                                                                            --------------
                                                                                   275,750
                                                                            --------------

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   -------------------------------------------------------------------------
GROWTH & INCOME FUND
PORTFOLIO OF INVESTMENTS (CONTINUED)
DECEMBER 31, 1996
   -------------------------------------------------------------------------

                                                               NUMBER OF
                                                                 SHARES         VALUE
                                                              ------------  --------------
PHARMACEUTICALS - 0.6%
Columbia Laboratories, Inc. *                                       2,000          $29,000
                                                                            --------------

RETAILING - 1.0%
Staples, Inc. *                                                     3,000           54,188
                                                                            --------------

TELECOMMUNICATIONS & EQUIPMENT - 7.3%
Bay Networks, Inc. *                                                2,000           41,750
DSC Communications Corp. *                                          5,000           89,375
General Instrument Corp. *                                          1,800           38,925
Globalstar Telecommunications *                                     1,000           63,000
Lucent Technologies, Inc. *                                         1,700           78,625
QUALCOMM, Inc. *                                                    2,000           79,750
                                                                            --------------
                                                                                   391,425
                                                                            --------------

TRANSPORTATION - 1.2%
Southwest Airlines                                                  3,000           66,375
                                                                            --------------
TOTAL COMMON STOCKS (COST $4,803,562)                                            5,094,713
                                                                            --------------

                                                               PRINCIPAL
                                                                 AMOUNT
                                                              ------------
REPURCHASE AGREEMENT - 3.4%
Repurchase agreement with State Street Bank, 5.00%, due
 1/02/97, dated 12/31/96, with a maturity value of $185,051;
 collateralized by $190,000 U.S. Treasury Note, 6.125%, due
 5/15/98; market value $192,138
 (COST $185,000)                                                 $185,000          185,000
                                                                            --------------
TOTAL INVESTMENTS (COST $4,988,562) - 98.1%                                      5,279,713
OTHER ASSETS IN EXCESS OF LIABILITIES  -  1.9%                                     102,547
                                                                            --------------
NET ASSETS - 100.0%                                                             $5,382,260
                                                                            --------------
                                                                            --------------

* Non-income producing security.

See notes to financial statements.

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   -------------------------------------------------------------------------
GROWTH FUND
PORTFOLIO OF INVESTMENTS
DECEMBER 31, 1996
   -------------------------------------------------------------------------

                                                               NUMBER OF
                                                                 SHARES         VALUE
                                                              ------------  --------------
COMMON STOCKS - 84.7%
APPAREL & TEXTILES - 1.0%
Jones Apparel Group, Inc. *                                         1,000          $37,375
Nautica Enterprises, Inc. *                                         1,700           42,925
                                                                            --------------
                                                                                    80,300
                                                                            --------------

BANKS AND SAVINGS & LOANS - 6.4%
Chase Manhattan Corp.                                                 700           62,475
Citicorp                                                            1,100          113,300
First Bank System, Inc.                                             1,200           81,900
Firstar Corp.                                                       1,000           52,500
Mellon Bank Corp.                                                     900           63,900
Norwest Corp.                                                       1,700           73,950
TCF Financial Corp.                                                 1,200           52,200
                                                                            --------------
                                                                                   500,225
                                                                            --------------

CHEMICALS - 1.5%
Monsanto Co.                                                        3,000          116,625
                                                                            --------------

COMMERCIAL SERVICES - 3.1%
AccuStaff, Inc. *                                                   3,000           63,375
CoreStaff, Inc. *                                                   1,850           43,822
CUC International, Inc. *                                           2,200           52,250
Service Corp. International                                         3,000           84,000
                                                                            --------------
                                                                                   243,447
                                                                            --------------

COMPUTERS & COMPUTER SOFTWARE - 12.2%
3Com Corp. *                                                        1,500          110,062
CBT Group PLC ADR *                                                 1,400           75,950
Cadence Design System, Inc. *                                       1,300           51,675
Cisco Systems, Inc. *                                               2,500          159,063
Dell Computer Corp. *                                                 700           37,187
International Business Machines Corp.                               1,000          151,000
McAfee Associates, Inc. *                                             800           35,200
Microsoft Corp. *                                                   1,000           82,625
Netscape Communications Corp. *                                       600           34,125
Parametric Technology Corp. *                                       1,400           71,925
PeopleSoft, Inc. *                                                  1,500           71,906
Sykes Enterprises, Inc. *                                           2,000           75,000
                                                                            --------------
                                                                                   955,718
                                                                            --------------

DIVERSIFIED OPERATIONS - 0.5%
Alco Standard Corp.                                                   800           41,300
                                                                            --------------

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   -------------------------------------------------------------------------
GROWTH FUND
PORTFOLIO OF INVESTMENTS (CONTINUED)
DECEMBER 31, 1996
   -------------------------------------------------------------------------

                                                               NUMBER OF
                                                                 SHARES         VALUE
                                                              ------------  --------------
ELECTRICAL EQUIPMENT - 1.7%
Applied Materials, Inc.*                                            1,000          $35,937
General Electric Co.                                                1,000           98,875
                                                                            --------------
                                                                                   134,812
                                                                            --------------

ELECTRONICS - 7.4%
Altera Corp. *                                                        700           50,881
Intel Corp.                                                         1,500          196,406
Maxim Integrated Products, Inc. *                                   1,300           56,225
National Semiconductor Corp. *                                      2,400           58,500
Perkin-Elmer Corp.                                                  1,300           76,538
Sipex Corp. *                                                       1,300           41,925
Teradyne, Inc. *                                                    1,800           43,875
Uniphase Corp. *                                                    1,000           52,500
                                                                            --------------
                                                                                   576,850
                                                                            --------------

ENTERTAINMENT & LEISURE - 2.0%
Carnival Corp., Class A                                             2,500           82,500
Regal Cinemas, Inc. *                                               2,300           70,725
                                                                            --------------
                                                                                   153,225
                                                                            --------------

FINANCIAL SERVICES - 9.1%
American Express Co.                                                2,000          113,000
Conseco, Inc.                                                       2,000          127,500
Federal Home Loan Mortgage Corp.                                      700           77,088
Federal National Mortgage Association                               1,600           59,600
MGIC Investment Corp.                                               1,000           76,000
Starwood Lodging Trust                                              2,000          110,250
The Charles Schwab Corp.                                            2,000           64,000
The Travelers Corp.                                                 1,866           84,670
                                                                            --------------
                                                                                   712,108
                                                                            --------------

FOOD, BEVERAGE & TOBACCO - 3.9%
Interstate Bakeries Corp.                                           1,500           73,687
Philip Morris Cos., Inc.                                            1,000          112,625
Sara Lee Corp.                                                      2,000           74,500
The Coca-Cola Co.                                                     800           42,100
                                                                            --------------
                                                                                   302,912
                                                                            --------------

FOREST & PAPER PRODUCTS - 1.0%
Kimberly-Clark Corp.                                                  800           76,200
                                                                            --------------

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   -------------------------------------------------------------------------
GROWTH FUND
PORTFOLIO OF INVESTMENTS (CONTINUED)
DECEMBER 31, 1996
   -------------------------------------------------------------------------

                                                               NUMBER OF
                                                                 SHARES         VALUE
                                                              ------------  --------------
HEALTH CARE PRODUCTS & SERVICES - 6.5%
AmeriSource Distribution Corp., Class A *                           2,000          $96,500
Boston Scientific Corp. *                                           2,000          120,000
HealthSouth Corp. *                                                 2,000           77,250
Medtronic, Inc.                                                     2,000          136,000
Oxford Health Plans, Inc. *                                         1,300           76,131
                                                                            --------------
                                                                                   505,881
                                                                            --------------

OFFICE EQUIPMENT - 1.8%
Danka Business Systems PLC ADR                                      4,000          141,500
                                                                            --------------

OIL & OIL SERVICES - 8.0%
B.J. Services Co. *                                                 1,200           61,200
Baker Hughes, Inc.                                                  2,500           86,250
Cooper Cameron Corp. *                                              1,500          114,750
Diamond Offshore Drilling, Inc. *                                     700           39,900
ENSCO International, Inc. *                                         1,500           72,750
Global Marine, Inc. *                                               1,800           37,125
Noble Affiliates, Inc.                                              1,000           47,875
Schlumberger Ltd.                                                     700           69,913
Smith International, Inc. *                                         2,200           98,725
                                                                            --------------
                                                                                   628,488
                                                                            --------------

PHARMACEUTICALS - 7.9%
Abbott Laboratories                                                 1,000           50,750
American Home Products Corp.                                          600           35,175
Cardinal Health, Inc.                                               3,000          174,750
Dura Pharmaceuticals, Inc. *                                        2,000           95,500
Eli Lilly & Co.                                                     1,500          109,500
Parexel International Corp. *                                       1,100           56,788
Pfizer, Inc.                                                        1,100           91,163
                                                                            --------------
                                                                                   613,626
                                                                            --------------

PUBLISHING - 0.5%
Cognizant Corp.                                                     1,100           36,300
                                                                            --------------

RESTAURANTS & LODGING - 2.1%
Boston Chicken, Inc. *                                              2,000           71,750
Hospitality Franchise Systems, Inc. *                                 600           35,850
Starbucks Corp. *                                                   2,000           57,250
                                                                            --------------
                                                                                   164,850
                                                                            --------------

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   -------------------------------------------------------------------------
GROWTH FUND
PORTFOLIO OF INVESTMENTS (CONTINUED)
DECEMBER 31, 1996
   -------------------------------------------------------------------------

                                                               NUMBER OF
                                                                 SHARES         VALUE
                                                              ------------  --------------
RETAILING - 3.1%
Consolidated Stores Corp. *                                         2,000          $64,500
Dollar Tree Stores, Inc. *                                          2,000           76,500
Kohl's Corp. *                                                      1,500           58,875
Staples, Inc. *                                                     2,400           43,350
                                                                            --------------
                                                                                   243,225
                                                                            --------------

TELECOMMUNICATIONS & EQUIPMENT - 4.5%
Advanced Fibre Communication, Inc. *                                  500           27,812
Cincinnati Bell, Inc.                                               2,500          154,063
Tellabs, Inc. *                                                     2,500           94,062
US Robotics Corp. *                                                 1,000           72,000
                                                                            --------------
                                                                                   347,937
                                                                            --------------

TRANSPORTATION - 0.5%
Midwest Express Holdings, Inc. *                                    1,100           39,600
                                                                            --------------
TOTAL COMMON STOCKS (COST $5,926,440)                                            6,615,129
                                                                            --------------
TOTAL INVESTMENTS (COST $5,926,440) - 84.7%                                      6,615,129
OTHER ASSETS IN EXCESS OF LIABILITIES - 15.3%                                    1,198,883
                                                                            --------------
NET ASSETS - 100.0%                                                             $7,814,012
                                                                            --------------
                                                                            --------------

* Non-income producing security.

ADR - American Depository Receipt.

See notes to financial statements.

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   -------------------------------------------------------------------------
EMERGING GROWTH FUND
PORTFOLIO OF INVESTMENTS
DECEMBER 31, 1996
   -------------------------------------------------------------------------

                                                               NUMBER OF
                                                                 SHARES         VALUE
                                                              ------------  --------------
COMMON STOCKS - 93.8%
COMMERCIAL SERVICES - 4.5%
ADT Ltd.                                                            3,200          $73,200
CUC International, Inc. *                                           2,362           56,098
Loewen Group, Inc.                                                  4,450          174,106
                                                                            --------------
                                                                                   303,404
                                                                            --------------

COMMUNICATIONS & MEDIA - 2.6%
Cox Radio, Inc. *                                                   1,600           28,000
Heritage Media Corp., Class A *                                     7,200           81,000
Infinity Broadcasting *                                             1,900           63,888
                                                                            --------------
                                                                                   172,888
                                                                            --------------

COMPUTERS & COMPUTER SOFTWARE - 23.1%
Adobe Systems, Inc.                                                 2,800          104,650
BISYS Group, Inc. *                                                 1,100           40,769
BMC Software, Inc. *                                                3,900          161,363
Cabletron Systems, Inc. *                                           5,780          192,185
Cadence Design System, Inc. *                                       2,900          115,275
Ceridian Corp. *                                                      800           32,400
Computer Sciences Corp. *                                           1,100           90,337
Cooper & Chyan Technology *                                         3,000           98,250
DST Systems, Inc. *                                                 2,100           65,888
Edify Corp. *                                                       1,100           17,600
Electronic Arts *                                                   5,200          155,675
Epic Design Technology, Inc. *                                        700           17,500
Fiserv, Inc. *                                                      2,700           99,225
HBO & Co.                                                           1,100           65,312
Oracle Corp. *                                                      3,800          158,650
SPS Transaction Services CRP, Inc. *                                2,700           41,175
Synopsys, Inc. *                                                    2,100           97,125
                                                                            --------------
                                                                                 1,553,379
                                                                            --------------

ELECTRICAL EQUIPMENT - 1.9%
Cable Design Technologies *                                         4,100          127,612
                                                                            --------------

ELECTRONICS - 1.4%
Atmel Corp. *                                                         700           23,188
LSI Logic Corp. *                                                   2,600           69,550
                                                                            --------------
                                                                                    92,738
                                                                            --------------

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   -------------------------------------------------------------------------
EMERGING GROWTH FUND
PORTFOLIO OF INVESTMENTS (CONTINUED)
DECEMBER 31, 1996
   -------------------------------------------------------------------------

                                                               NUMBER OF
                                                                 SHARES         VALUE
                                                              ------------  --------------
ENTERTAINMENT & LEISURE - 3.0%
Grand Casinos, Inc.                                                 2,200          $29,700
Harrah's Entertainment, Inc. *                                      5,400          107,325
Hollywood Entertainment Corp. *                                       300            5,550
Showboat, Inc.                                                      3,600           62,100
                                                                            --------------
                                                                                   204,675
                                                                            --------------

FINANCIAL SERVICES - 12.1%
ADVANTA Corp., Class B                                              2,100           85,838
Capital One Financial Corp.                                         2,500           90,000
Countrywide Credit Industries, Inc.                                 1,800           51,525
FINOVA Group                                                        1,100           70,675
First USA, Inc.                                                     1,800           62,325
First USA Paymentech, Inc.                                            100            3,388
Franklin Resources, Inc.                                            2,400          164,100
Green Tree Financial Corp.                                          3,500          135,187
Riscorp, Inc., Class A *                                            5,300           19,212
United Cos. Financial Corp.                                         4,900          130,462
                                                                            --------------
                                                                                   812,712
                                                                            --------------

HEALTH CARE PRODUCTS & SERVICES - 19.2%
CompDent Corp. *                                                    1,900           66,975
Coventry Corp *                                                     2,200           20,384
HCIA, Inc. *                                                        4,000          138,000
HEALTHSOUTH Corp. *                                                 2,300           88,837
Health Management Associates, Inc., Class A *                       8,250          185,625
Healthsource, Inc. *                                                5,600           73,500
Manor Care, Inc.                                                      800           21,600
Mariner Health Group, Inc. *                                        8,500           71,187
PacifiCare Health Systems, Class A *                                2,030          164,938
St. Jude Medical, Inc. *                                              800           34,100
United Healthcare Corp.                                             4,100          184,500
Ventritex, Inc. *                                                   8,700          214,238
Vivra, Inc. *                                                       1,200           33,150
                                                                            --------------
                                                                                 1,297,034
                                                                            --------------

HOUSEHOLD PRODUCTS - 0.7%
Department 56, Inc. *                                               1,900           47,025
                                                                            --------------

OFFICE EQUIPMENT - 1.0%
Danka Business Systems PLC ADR                                      2,000           70,750
                                                                            --------------

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   -------------------------------------------------------------------------
EMERGING GROWTH FUND
PORTFOLIO OF INVESTMENTS (CONTINUED)
DECEMBER 31, 1996
   -------------------------------------------------------------------------

                                                               NUMBER OF
                                                                 SHARES         VALUE
                                                              ------------  --------------
OIL SERVICES - 0.1%
Titan Exploration, Inc. *                                             300           $3,600
                                                                            --------------

RESTAURANTS & LODGING - 5.8%
Applebee's International, Inc.                                      2,200           60,500
Buffets, Inc. *                                                     3,100           28,287
Choice Hotels Corp., Inc. *                                           800           14,100
Hospitality Franchise Systems, Inc. *                               2,950          176,263
Promus Hotel Corp. *                                                2,900           85,913
Renaissance Hotel Group NV *                                        1,100           25,850
                                                                            --------------
                                                                                   390,913
                                                                            --------------

RETAILING - 9.3%
AnnTaylor Stores *                                                  2,900           50,750
AutoZone, Inc. *                                                    1,100           30,250
General Nutrition Cos. *                                            5,900           99,562
Gymboree Corp. *                                                    5,200          118,950
Nine West Group, Inc. *                                             1,900           88,112
Office Depot *                                                      5,900          104,725
Rite Aid Corp.                                                      1,300           51,675
Viking Office Products, Inc. *                                      3,000           80,063
                                                                            --------------
                                                                                   624,087
                                                                            --------------

TELECOMMUNICATIONS & EQUIPMENT - 6.1%
Aerial Communications, Inc. *                                       4,900           39,813
Ascend Communications, Inc. *                                         500           31,062
Glenayre Technologies, Inc. *                                       6,350          136,922
Rogers Cantel Mobile, Class B *                                     2,900           56,188
Telephone and Data Systems, Inc.                                    4,100          148,625
                                                                            --------------
                                                                                   412,610
                                                                            --------------

TRANSPORTATION - 2.9%
Kansas City Southern Industries                                       700           31,500
Wisconsin Central Transportation Corp. *                            4,100          162,463
                                                                            --------------
                                                                                   193,963
                                                                            --------------

TRAVEL SERVICES - 0.0%
Sabre Group Holdings, Inc. *                                          100            2,787
                                                                            --------------

WHOLESALE DISTRIBUTION - 0.1%
Earthgrains                                                           100            5,225
                                                                            --------------
TOTAL COMMON STOCKS (COST $6,260,217)                                            6,315,402
                                                                            --------------

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   -------------------------------------------------------------------------
EMERGING GROWTH FUND
PORTFOLIO OF INVESTMENTS (CONTINUED)
DECEMBER 31, 1996
   -------------------------------------------------------------------------

                                                               PRINCIPAL
                                                                 AMOUNT         VALUE
                                                              ------------  --------------

U.S. GOVERNMENT AGENCY OBLIGATIONS - 8.9%
Federal Home Loan Bank, 6.50%, due 1/02/97
 (COST $599,892)                                                 $600,000         $599,783
                                                                            --------------
TOTAL INVESTMENTS (COST $6,860,109) - 102.7%                                     6,915,185
LIABILITIES IN EXCESS OF OTHER ASSETS -  (2.7%)                                   (180,796)
                                                                            --------------
NET ASSETS - 100.0%                                                             $6,734,389
                                                                            --------------
                                                                            --------------

* Non-income producing security.

ADR - American Depository Receipt.

See notes to financial statements.

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   -------------------------------------------------------------------------
INTERNATIONAL EQUITY FUND
PORTFOLIO OF INVESTMENTS
DECEMBER 31, 1996
   -------------------------------------------------------------------------

                                                               NUMBER OF
                                                                 SHARES         VALUE
                                                              ------------  --------------
COMMON STOCKS - 84.7%
AUSTRALIA - 2.0%
National Australian Bank Ltd.                                       9,000         $105,795
WMC Limited                                                         4,500           28,343
                                                                            --------------
                                                                                   134,138
                                                                            --------------

CANADA - 1.7%
BCE, Inc.                                                             300           14,292
BRE-X Minerals Ltd.                                                   900           14,249
Bank of Montreal                                                      500           15,905
Barrick Gold Corp.                                                  1,000           28,636
Berkley Petroleum Corp.                                               500           12,074
Cinram Ltd.                                                           500           13,680
Gulfstream Resources CDA Ltd.                                       1,500           14,336
                                                                            --------------
                                                                                   113,172
                                                                            --------------

CHINA - 1.6%
Guangzhou Investment                                              220,000          105,236
                                                                            --------------

FRANCE - 6.3%
Christian Dior SA                                                     850          136,851
Pinault-Printemps                                                     320          126,677
Sodexho SA                                                            280          155,653
                                                                            --------------
                                                                                   419,181
                                                                            --------------

GERMANY - 5.9%
BASF AG                                                             3,900          149,308
Gehe AG                                                             1,700          109,042
Veba AG                                                             2,300          132,080
                                                                            --------------
                                                                                   390,430
                                                                            --------------

HONG KONG - 4.6%
Cheung Kong Holdings                                               17,000          151,099
HSBC Holdings PLC                                                   7,200          154,096
                                                                            --------------
                                                                                   305,195
                                                                            --------------

ITALY - 1.6%
Gucci Group NV                                                      1,550          103,946
                                                                            --------------

JAPAN - 24.5%
Aiwa Co. Ltd.                                                       5,000           85,724
Autobacs Seven Co. Ltd.                                             1,000           70,561
Fast Retailing Co. Ltd.                                             2,200           56,294
Fuji Machine Mfg Co.                                                3,000           79,349

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   -------------------------------------------------------------------------
INTERNATIONAL EQUITY FUND
PORTFOLIO OF INVESTMENTS (CONTINUED)
DECEMBER 31, 1996
   -------------------------------------------------------------------------

                                                               NUMBER OF
                                                                 SHARES         VALUE
                                                              ------------  --------------
JAPAN (CONT'D) - 24.5%
Hitachi Ltd.                                                        9,000          $83,743
Meiwa Estate Co. Ltd.                                               2,000           49,970
Mitsui Trust & Banking                                              3,000           23,391
NTT Data Corp.                                                          3           87,619
Nichiei Co. Ltd.                                                      900           65,986
Nintendo Corp. Ltd.                                                   700           49,996
Nippon Steel Co.                                                   21,000           61,876
Nippon Telegraph & Telephone                                            7           52,951
Nomura Securities Co. Ltd.                                          4,000           59,964
Rohm Co.                                                            1,000           65,478
Shima Seiki Mfg. Ltd.                                               1,000           46,524
Sony Corp.                                                          1,100           71,931
Sumitomo Bank                                                       5,000           71,939
The Bank of Tokyo                                                   5,000           92,616
Toda Construction Co.                                              11,000           83,398
Tokai Rubber Industries                                             5,000           55,139
Tokio Marine & Fire Insurance                                       4,000           37,564
Tokyo Style                                                         5,000           69,785
Ushio, Inc.                                                         8,000           86,844
West Japan Railway Co.                                                 16           51,693
Yamada Denki                                                        3,000           65,908
                                                                            --------------
                                                                                 1,626,243
                                                                            --------------

MALAYSIA - 3.5%
Malayan Banking Berhad                                             21,000          232,825
                                                                            --------------

NETHERLANDS - 6.2%
Elsevier NV                                                         2,480           41,865
Internationale Nederlanden Groep NV                                 4,070          146,354
Royal Dutch Petroleum                                                 250           43,778
VNU-Verenigde Nederlandse Uitgeversbed                              6,600          137,743
Wolters Kluwer - CVA                                                  330           43,784
                                                                            --------------
                                                                                   413,524
                                                                            --------------

SINGAPORE - 1.9%
United Overseas Bank                                               11,000          122,675
                                                                            --------------

SPAIN - 1.4%
Centros Comerciales Pryca, SA                                       4,250           89,852
                                                                            --------------

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   -------------------------------------------------------------------------
INTERNATIONAL EQUITY FUND
PORTFOLIO OF INVESTMENTS (CONTINUED)
DECEMBER 31, 1996
   -------------------------------------------------------------------------

                                                               NUMBER OF
                                                                 SHARES         VALUE
                                                              ------------  --------------
SWEDEN - 3.5%
Atlas Copco AB                                                      1,950          $47,408
Scania AB                                                           1,550           38,591
Telefonaktiebolaget LM Ericsson, Class B                            4,660          144,004
                                                                            --------------
                                                                                   230,003
                                                                            --------------

SWITZERLAND - 4.1%
Novartis AG *                                                         238          271,727
                                                                            --------------

UNITED KINGDOM - 15.9%
BBA Group PLC                                                      20,000          121,160
Barclays PLC                                                        8,500          145,533
British Petroleum Co.                                              11,000          131,864
Granada Group PLC                                                   8,000          117,943
Henlys Group PLC                                                   13,000          119,577
NEXT PLC                                                           12,000          116,540
Rentokil Group PLC                                                 14,000          105,176
Rolls Royce PLC                                                    23,000          101,352
Zeneca Group                                                        3,500           98,678
                                                                            --------------
                                                                                 1,057,823
                                                                            --------------
TOTAL COMMON STOCKS (COST $5,101,151)                                            5,615,970
                                                                            --------------

PREFERRED STOCK - 1.1%
JAPAN - 1.1%
Koito Manufacturing Co. Ltd
 (COST $68,346)                                                    11,000           73,447
                                                                            --------------
TOTAL INVESTMENTS (COST $5,169,497) - 85.8%                                      5,689,417
OTHER ASSETS IN EXCESS OF LIABILITIES - 14.2%                                      944,843
                                                                            --------------
NET ASSETS - 100.0%                                                             $6,634,260
                                                                            --------------
                                                                            --------------

* Non-income producing security.

See notes to financial statements.

ALEXANDER HAMILTON VARIABLE INSURANCE TRUST
--------------------------------------------------------------------------------
STATEMENT OF ASSETS AND LIABILITIES
DECEMBER 31, 1996
--------------------------------------------------------------------------------

                                     INVESTMENT   HIGH YIELD                 GROWTH &                  EMERGING    INTERNATIONAL
                                     GRADE BOND      BOND       BALANCED      INCOME       GROWTH       GROWTH       EQUITY
                                     -----------  -----------  -----------  -----------  -----------  -----------  -----------
ASSETS:
Investments in securities, at value
 (Note 2)...........................  $3,086,983   $2,205,536   $4,543,030   $5,094,713   $6,615,129   $6,915,185  $5,689,417
Repurchase agreements, at value
 (Note 2)...........................           -            -            -      185,000            -            -           -
Cash................................      35,729       59,313       53,362          734    1,624,762       25,736     936,897
Cash denominated in foreign
 currencies.........................           -            -            -            -            -            -       1,553
Receivables:
  Investment securities sold........     201,309       75,937      103,396       91,321      177,956       36,503           -
  Dividends and interest............      33,452       50,756       31,055        3,762        9,721        2,190       8,222
  Due from Adviser..................      48,200       51,920       48,619       48,322       50,357       39,062      34,714
  Foreign taxes recoverable.........           -            -            -            -            -            -       3,131
  Unrealized appreciation on forward
   exchange
   currency contracts (Note 2)......           -            -            -            -            -            -       3,341
Prepaid insurance expense...........         788          788          788          788          788          788         788
                                     -----------------------------------------------------------------------------------------
    TOTAL ASSETS....................   3,406,461    2,444,250    4,780,250    5,424,640    8,478,713    7,019,464   6,678,063
                                     -----------------------------------------------------------------------------------------

LIABILITIES:
PAYABLES:
  Investment securities purchased...     200,500       75,000      111,226        6,395      623,744      246,683       4,836
  Fund shares redeemed..............           -            -            -            -            -        4,149           -
  Other payables and accrued
   expenses.........................      30,600       29,887       35,070       35,985       40,957       34,243      38,967
                                     -----------------------------------------------------------------------------------------
    TOTAL LIABILITIES...............     231,100      104,887      146,296       42,380      664,701      285,075      43,803
                                     -----------------------------------------------------------------------------------------

NET ASSETS..........................  $3,175,361   $2,339,363   $4,633,954   $5,382,260   $7,814,012   $6,734,389  $6,634,260
                                     -----------------------------------------------------------------------------------------
                                     -----------------------------------------------------------------------------------------

SOURCE OF NET ASSETS:
Capital stock, at par...............   $     329    $     230    $     439    $     545    $     664    $     664   $     609
Additional paid-in capital..........   3,280,700    2,306,836    4,403,430    5,444,996    6,943,506    6,634,175   6,182,517
Net unrealized appreciation on:
  Investment securities.............      38,308       66,436      244,398      291,151      688,689       55,076     519,920
  Foreign currency related
   transactions.....................           -            -            -            -            -            -       3,494
Undistributed net investment income
 (loss).............................         905          526        1,340          108          381         (649)        602
Accumulated net realized gain
 (loss).............................    (144,881)     (34,665)     (15,653)    (354,540)     180,772       45,123     (72,882)
                                     -----------------------------------------------------------------------------------------

NET ASSETS..........................  $3,175,361   $2,339,363   $4,633,954   $5,382,260   $7,814,012   $6,734,389  $6,634,260
                                     -----------------------------------------------------------------------------------------
                                     -----------------------------------------------------------------------------------------

Shares outstanding..................     328,576      229,859      439,047      544,662      664,422      661,770     609,481
Net asset value per share...........       $9.66       $10.18       $10.55        $9.88       $11.76       $10.18      $10.89
Cost of investments.................   3,048,675    2,139,100    4,298,632    4,803,562    5,926,440    6,860,109   5,169,497
Cost of repurchase agreements.......           -            -            -      185,000            -            -           -
Cost of foreign currencies..........           -            -            -            -            -            -       1,512

See notes to financial statements.

ALEXANDER HAMILTON VARIABLE INSURANCE TRUST
--------------------------------------------------------------------------------
STATEMENT OF OPERATIONS
FOR THE PERIOD FEBRUARY 8, 1996* THROUGH DECEMBER 31, 1996
--------------------------------------------------------------------------------

                                     INVESTMENT   HIGH YIELD                 GROWTH &                  EMERGING    INTERNATIONAL
                                     GRADE BOND      BOND       BALANCED      INCOME       GROWTH       GROWTH       EQUITY
                                     -----------  -----------  -----------  -----------  -----------  -----------  -----------
INVESTMENT INCOME: (NOTE 2)
  Interest..........................    $197,526    $167,840     $118,818      $31,845       $37,682     $24,245      $16,984
  Dividends.........................           -           -       40,020       55,259       134,884       8,255       87,638
                                     -----------------------------------------------------------------------------------------
                                         197,526     167,840      158,838       87,104       172,566      32,500      104,622
Foreign taxes withheld..............           -           -         (553)        (820)          (84)          -      (10,498)
                                     -----------------------------------------------------------------------------------------
  Total investment income...........     197,526     167,840      158,285       86,284       172,482      32,500       94,124
                                     -----------------------------------------------------------------------------------------

EXPENSES: (NOTE 3)
  Investment advisory fees..........      16,024      13,908       29,724       32,538        42,552      40,790       50,056
  Administration fees...............      17,566      17,513       17,632       17,714        17,752      17,710       17,710
  Accounting fees and expenses......      14,333      14,290       14,385       14,452        14,482      14,448       24,368
  Audit fees........................       7,957       7,957        7,957        7,957         7,957       7,957        7,957
  Legal fees........................       7,095       7,095        7,095        7,095         7,095       7,095        7,095
  Custodian fees and expenses.......       3,654       3,653        9,558        6,728        12,123       7,558        7,323
  Reports to shareholders...........       3,647       3,647        3,647        3,647         3,647       3,647        3,647
  Cash management fees..............       2,145       2,145        2,145        2,145         2,145       2,145        2,145
  Trustees' fees....................       2,059       2,059        2,059        2,059         2,059       2,059        2,059
  Insurance expense.................       1,713       1,713        1,713        1,713         1,713       1,713        1,713
  Other expenses....................       2,721       1,924        2,898        3,452         4,078       3,946        5,800
                                     -----------------------------------------------------------------------------------------
Total expenses......................      78,914      75,904       98,813       99,500       115,603     109,068      129,873
  Fees waivers and expense
   reimbursements...................     (56,213)    (62,354)     (61,623)     (57,619)      (58,867)    (75,919)     (59,739)
                                     -----------------------------------------------------------------------------------------
Net expenses........................      22,701      13,550       37,190       41,881        56,736      33,149       70,134
                                     -----------------------------------------------------------------------------------------
NET INVESTMENT INCOME (LOSS)........     174,825     154,290      121,095       44,403       115,746        (649)      23,990

NET REALIZED AND UNREALIZED GAIN
 (LOSS)
Net realized gain (loss) on:
  Investment securities.............    (144,881)    (34,665)     (15,653)    (354,540)      383,458     202,815      (27,870)
  Foreign currency related
   transactions.....................           -           -            -            -             -           -       33,028
                                     -----------------------------------------------------------------------------------------
    Net realized gain (loss) on
     investments....................    (144,881)    (34,665)     (15,653)    (354,540)      383,458     202,815        5,158
                                     -----------------------------------------------------------------------------------------
Net unrealized appreciation on:
  Investment securities.............      38,308      66,436      244,398      291,151       688,689      55,076      519,920
  Foreign currency related
   transactions.....................           -           -            -            -             -           -        3,494
                                     -----------------------------------------------------------------------------------------
    Net unrealized appreciation on
     investments....................      38,308      66,436      244,398      291,151       688,689      55,076      523,414
                                     -----------------------------------------------------------------------------------------

NET GAIN (LOSS) ON INVESTMENTS......    (106,573)     31,771      228,745      (63,389)    1,072,147     257,891      528,572
                                     -----------------------------------------------------------------------------------------
NET INCREASE (DECREASE) IN NET
 ASSETS RESULTING FROM OPERATIONS...     $68,252    $186,061     $349,840     ($18,986)   $1,187,893    $257,242     $552,562
                                     -----------------------------------------------------------------------------------------
                                     -----------------------------------------------------------------------------------------

* Commencement of operations.

See notes to financial statements.

ALEXANDER HAMILTON VARIABLE INSURANCE TRUST
--------------------------------------------------------------------------------
STATEMENT OF CHANGES IN NET ASSETS
FOR THE PERIOD FEBRUARY 8, 1996* THROUGH DECEMBER 31, 1996
--------------------------------------------------------------------------------

                                     INVESTMENT   HIGH YIELD                 GROWTH &                  EMERGING    INTERNATIONAL
                                     GRADE BOND      BOND       BALANCED      INCOME       GROWTH       GROWTH       EQUITY
                                     -----------  -----------  -----------  -----------  -----------  -----------  -----------
OPERATIONS:
Net investment income (loss)........    $174,825     $154,290     $121,095      $44,403     $115,746        ($649)    $23,990
Net realized gain (loss) on
 investments........................    (144,881)     (34,665)     (15,653)    (354,540)     383,458      202,815       5,158
Net unrealized appreciation on
 investments........................      38,308       66,436      244,398      291,151      688,689       55,076     523,414
                                     -----------------------------------------------------------------------------------------
  Net increase (decrease) in net
   assets resulting from
   operations.......................      68,252      186,061      349,840      (18,986)   1,187,893      257,242     552,562
                                     -----------------------------------------------------------------------------------------

DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net investment income...............    (173,920)    (153,764)    (119,755)     (44,295)    (115,365)           -     (56,416)
Net realized gain from investment
 transactions.......................           -            -            -            -     (202,686)    (157,692)    (45,012)
                                     -----------------------------------------------------------------------------------------
  Total Distributions to
   shareholders.....................    (173,920)    (153,764)    (119,755)     (44,295)    (318,051)    (157,692)   (101,428)
                                     -----------------------------------------------------------------------------------------
SHARE TRANSACTIONS:
Proceeds from shares sold...........   3,108,990    2,170,394    4,388,096    5,542,511    6,934,982    7,090,949   6,287,701
Cost of shares issued upon
 reinvestment of distributions......     173,920      153,764      119,755       44,295      318,051      157,692     101,428
Payments for shares redeemed........      (1,881)     (17,092)    (103,982)    (141,265)    (308,863)    (613,802)   (206,003)
                                     -----------------------------------------------------------------------------------------
Net increase in net assets from
 share transactions.................   3,281,029    2,307,066    4,403,869    5,445,541    6,944,170    6,634,839   6,183,126
                                     -----------------------------------------------------------------------------------------
Net increase in net assets..........   3,175,361    2,339,363    4,633,954    5,382,260    7,814,012    6,734,389   6,634,260
NET ASSETS
  Beginning of period...............           -            -            -            -            -            -           -
                                     -----------------------------------------------------------------------------------------
  End of period (including
   undistributed net investment
   income (loss))...................  $3,175,361   $2,339,363   $4,633,954   $5,382,260   $7,814,012   $6,734,389  $6,634,260
                                     -----------------------------------------------------------------------------------------
                                     -----------------------------------------------------------------------------------------
Undistributed Net Investment Income
 (Loss).............................        $905         $526       $1,340         $108         $381        ($649)       $602
                                     -----------------------------------------------------------------------------------------
SHARE TRANSACTIONS
  Shares sold.......................     310,759      216,429      437,742      554,436      662,842      705,476     619,314
  Shares issued upon reinvestment...      18,004       15,104       11,351        4,483       27,045       15,490       9,314
  Shares redeemed...................        (187)      (1,674)     (10,046)     (14,257)     (25,465)     (59,196)    (19,147)
                                     -----------------------------------------------------------------------------------------
Net increase........................     328,576      229,859      439,047      544,662      664,422      661,770     609,481
                                     -----------------------------------------------------------------------------------------
                                     -----------------------------------------------------------------------------------------

* Commencement of operations.

See notes to financial statements.

ALEXANDER HAMILTON VARIABLE INSURANCE TRUST
--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS
SELECTED DATA FOR EACH SHARE OUTSTANDING THROUGHOUT THE PERIOD
--------------------------------------------------------------------------------

                                                    FOR THE PERIOD FEBRUARY 8, 1996* THROUGH DECEMBER 31, 1996
                                     -----------------------------------------------------------------------------------------
                                     INVESTMENT   HIGH YIELD                 GROWTH &                  EMERGING    INTERNATIONAL
                                     GRADE BOND      BOND       BALANCED      INCOME       GROWTH       GROWTH       EQUITY
                                     -----------  -----------  -----------  -----------  -----------  -----------  -----------

NET ASSET VALUE PER SHARE, BEGINNING
 OF PERIOD..........................      $10.00       $10.00       $10.00       $10.00       $10.00       $10.00      $10.00
                                     -----------------------------------------------------------------------------------------

INCOME FROM INVESTMENT OPERATIONS:
  Net investment income (loss)......        0.56         0.72         0.28         0.08         0.18            -        0.04
  Net realized and unrealized gain
   (loss)...........................       (0.34)        0.18         0.55        (0.12)        2.08         0.42        1.02
                                     -----------------------------------------------------------------------------------------
    Total from investment
     operations.....................        0.22         0.90         0.83        (0.04)        2.26         0.42        1.06
                                     -----------------------------------------------------------------------------------------

DISTRIBUTIONS TO SHAREHOLDERS:
  Distributions from net investment
   income...........................       (0.56)       (0.72)       (0.28)       (0.08)       (0.18)           -       (0.09)
  Distributions from net realized
   gains............................           -            -            -            -        (0.32)       (0.24)      (0.08)
                                     -----------------------------------------------------------------------------------------
    Total distributions.............       (0.56)       (0.72)       (0.28)       (0.08)       (0.50)       (0.24)      (0.17)
                                     -----------------------------------------------------------------------------------------
Net increase (decrease) in net asset
 value..............................       (0.34)        0.18         0.55        (0.12)        1.76         0.18        0.89

Net asset value per share, end of
 period.............................       $9.66       $10.18       $10.55        $9.88       $11.76       $10.18      $10.89
                                     -----------------------------------------------------------------------------------------
                                     -----------------------------------------------------------------------------------------

TOTAL RETURN (A) **.................       2.20%        8.96%        8.30%       (0.38%)      22.59%        4.24%      10.59%

Net assets, end of period (000's
 omitted)...........................      $3,175       $2,339       $4,634       $5,382       $7,814       $6,734      $6,634
Ratio to average net assets of: ***
  Expenses, net of fee waivers and
   expense reimbursements...........       0.85%        0.73%        1.00%        0.90%        1.00%        0.65%       1.40%
  Expenses, prior to fee waivers and
   expense reimbursements...........       2.95%        4.09%        2.66%        2.14%        2.03%        2.14%       2.59%
  Net investment income, net of fee
   waivers and expense
   reimbursements...................       6.54%        8.32%        3.26%        0.95%        2.04%       (0.01%)      0.48%
Portfolio turnover rate **..........        421%         165%         241%         131%         349%          79%         62%
Average commission rate paid per
 share of securities purchased and
 sold...............................           -            -      $0.0549      $0.0594      $0.0383      $0.0470     $0.0323

  * Commencement of operations.

 ** Not annualized.

*** Annualized.

 (a) Total returns do not reflect any seperate account charges under variable annuity contracts.

See notes to financial statements.

ALEXANDER HAMILTON VARIABLE INSURANCE TRUST
   -------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS

NOTE 1 - ORGANIZATION AND BUSINESS:

The Alexander Hamilton Variable Insurance Trust (the "Trust") is an open-end, management investment company established as a Massachusetts business trust under a Declaration of Trust dated September 16, 1994. The Trust consists of seven separate investment portfolios or funds (the "Funds" or a "Fund"), each of which is, in effect, a separate mutual fund. The Trust is intended to be a funding vehicle for variable annuity contracts to be offered by a separate account of Alexander Hamilton Life Insurance Company and affiliates.

NOTE 2 - SIGNIFICANT ACCOUNTING POLICIES:

(A) Net Asset Value - The net asset value per share of each Fund is normally determined once daily as of the close of regular trading on the New York Stock Exchange. The net asset value of each Fund is determined by dividing the value of the Fund's securities and other assets, less all liabilities by the number of shares of the Fund outstanding.

(B) Portfolio Valuation - The value of each Fund's securities and other assets, except those of certain short-term debt securities held by the Funds, is determined on the basis of their fair values. All short-term debt securities having remaining maturities of sixty days or less held by the Funds are valued by the amortized cost method, which is intended to approximate fair value. Investments for which market quotations are not readily available are valued at their fair value as determined in good faith by, or under authority delegated by, the Trust's Board of Trustees. Portfolio securities traded on more than one U.S. national securities exchange or foreign securities exchange are valued at the last sale price on each business day at the close of the exchange representing the principal market for such securities. If no sale occurs, securities traded on a U.S. exchange or NASDAQ are valued at the mean between the closing bid and closing asked prices and securities traded on a foreign exchange will be valued at the official bid price.

Debt securities with a remaining maturity of 61 days or more are valued on the basis of dealer-supplied quotations or by a pricing service selected by the sub-adviser and approved by the Board of Trustees of the Trust if those prices are deemed by the sub-adviser to be representative of market values at the close of business of the New York Stock Exchange.

Forward foreign currency exchange contracts are valued based upon quotations supplied by dealers in such contracts.

(C) Tax Status - It is the policy of each Fund to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code, and to make distributions of taxable income and net realized capital gains sufficient to relieve it from all, or substantially all, Federal income and excise taxes. For Federal income tax purposes, each Fund is treated as a separate single entity for the purposes of determining such qualification. For Federal income tax purposes, the Funds indicated below have capital loss carryforwards as of December 31, 1996 which are available to offset future capital gains, if any. The carryovers do not include net realized losses from November 1, 1996 through December 31, 1996; if any, which are treated for Federal income tax purposes as arising in fiscal 1997. Accordingly, no capital gains distribution is expected to be paid to shareholders until net gains have been realized in excess of such amounts.

                                             CAPITAL LOSS
                                             CARRYFORWARD    EXPIRATION
                                            --------------  -------------
Investment Grade Bond                         $  142,000           2004
High Yield Bond                                   32,000           2004
Balanced                                           1,900           2004
Growth & Income                                  136,000           2004

As a result of varying treatment for financial reporting and Federal income tax purposes, the International Equity Fund reclassed $33,028 of net realized gains from foreign currency related transactions from accumulated net realized gains to undistributed net investment income.

(D) Security Transactions and Investment Income - Security transactions are recorded on a trade date basis. Net realized gains and losses from security transactions are recorded on the basis of identified cost. Interest income, adjusted for amortization of premiums and, when appropriate, discounts on investments, is recorded on the accrual basis and dividend income is recorded on the ex-dividend date.

(E) Repurchase Agreements - The Funds' custodian or designated sub-custodians, as the case may be under tri-party repurchase agreements, takes possession of the collateral pledged for investments in repurchase agreements. The underlying collateral is valued daily on a mark-to-market basis to ensure that the value, including accrued interest, is at least equal to the repurchase price. In the event of default of the obligation to repurchase, the Funds have the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. Under certain circumstances, in the event of default or bankruptcy by the other party to the agreement, realization and/or retention of the collateral may be subject to legal proceedings.

(F) Foreign investments involve special risks not typically associated with investing in securities of U.S. issuers. The risks include revaluation of currencies and future adverse political and economic developments. Moreover, securities of many foreign issuers and their markets may be less liquid and their prices more volatile than those of securities of comparable U.S. issuers. Funds investing in foreign securities or currencies may be required to pay withholding or other taxes to foreign governments.

(G) Foreign Currency Translations - The books and records of the
International Equity Fund are maintained in U.S. dollars. Foreign currency transactions are translated into U.S. dollars on the following basis:

       (i) market value of investment securities, other assets and liabilities -- at the daily rates of exchange, and

       (ii) purchases and sales of investment securities, dividends and interest income and expenses -- at the rates of exchange prevailing on the respective dates of such transactions.

Net realized gain (loss) on foreign currency related transactions includes realized foreign currency gains and losses between trade and settlement dates on securities transactions, gains and losses arising from sale of foreign currency, realized foreign currency gains and losses from the sale of investment securities and foreign currency gains and losses between the ex-date and payment date on dividends and interest. Gains and losses from translating foreign currency denominated assets and liabilities at year-end exchange rates are included in net unrealized appreciation (depreciation) on foreign currency related transactions.

(H) Forward Exchange Currency Contracts - The Funds may enter into forward exchange currency contracts in order to hedge their exposure to changes in foreign currency exchange rates on foreign portfolio holdings and to hedge certain firm purchase and sale commitments denominated in foreign currencies. A forward exchange currency contract is a commitment to purchase or sell a foreign currency at a future date at a negotiated forward rate. The gain or loss arising from the difference between the original contract and the closing of such contract is included in net realized gain or loss from foreign currency transactions.

Fluctuations in the value of forward exchange currency contracts are recorded for financial reporting purposes as net unrealized appreciation (depreciation) on foreign currency related transactions by the Fund.

The Funds' custodian will place and maintain cash not available for investment or securities in a separate account of the Fund having a value equal to the aggregate amount of the Fund's commitments under forward exhange currency contracts entered into with respect to position hedges.

Risks may arise from the potential inability of the counterparty to meet the terms of a contract and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar. The face or foreign currency amount, in U.S. dollars, as reflected in the following table, reflects the total exposure the Fund has in that particular currency contract.

At December 31, 1996, the International Equity Fund had outstanding forward exchange currency contracts to sell foreign currencies against the U.S. dollar, as follows:

                            FOREIGN     PROCEEDS ON      U.S. $
FOREIGN CURRENCY           CURRENCY     ORIGINATION     CURRENCY     UNREALIZED
SELL CONTRACTS              AMOUNT          DATE         VALUE      APPRECIATION
------------------------  -----------  --------------  ----------  --------------
Japanese Yen, expiring
 3/04/97                   22,600,000      $200,000     $196,659        $3,341

(I) Dollar Roll Transactions - The Funds may enter into mortgage dollar roll transactions, with selected banks and broker-dealers pursuant to which a Fund sells mortgage-backed securities for delivery in the current month and simultaneously contracts to repurchase substantially similar securities on a specified future date. In the event that the party with whom the Fund contracts to replace substantially similar securities on a future date fails to deliver such securities, the Fund may not be able to obtain such securities at the price specified in the contract and thus may not benefit from the price differential between the current sales price and the repurchase price.

(J) Accounting Estimates - The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

(K) Expenses - Expenses directly attributable to a Fund are charged to that Fund's operations; expenses which are applicable to all Funds are allocated among them.

NOTE 3 - FEES AND RELATED PARTY TRANSACTIONS:

(A) Alexander Hamilton Capital Management, Inc. (the "Adviser"), is the investment adviser of the Funds. The adviser is a wholly-owned subsidiary of the Alexander Hamilton Life Insurance Company of America ("Alexander Hamilton Life"), a Michigan stock life insurance company. Alexander Hamilton Life is wholly-owned by Jefferson-Pilot Corporation.

For its services to the Trust, the Adviser receives a management fee, payable monthly, based on the average daily net assets of the Fund at the following annual rates:

                                                            ADVISORY
FUND                                                           FEE
---------------------------------------------------------  -----------
Investment Grade Bond                                            0.60%
High Yield Bond                                                  0.75%
Balanced                                                         0.80%
Growth & Income                                                  0.70%
Growth                                                           0.75%
Emerging Growth                                                  0.80%
International Equity                                             1.00%

The Adviser has voluntarily agreed to waive fees and reimburse operating expenses of the Trust or of any Fund to the extent the expenses exceed a predetermined percentage of a Fund's average daily net assets. For the period ending December 31, 1996, the Adviser voluntarily waived fees and reimbursed Fund expenses in the following amounts pursuant to these voluntary limitations:

                                                                 FEE WAIVER AND EXPENSE
                                               EXPENSE CAP            REIMBURSEMENT
                                              ---------------  ---------------------------

Investment Grade Bond                                 0.85%             $  56,213
High Yield Bond                                       0.95                 62,354
Balanced                                              1.00                 61,623
Growth & Income                                       0.90                 57,619
Growth                                                1.00                 58,867
Emerging Growth                                       1.05                 75,919
International Equity                                  1.40                 59,739

(B) Sub-Advisers:

J.P. Morgan Investment Management, Inc. ("Morgan") is the sub-adviser to the Investment Grade Bond Fund and the Balanced Fund.

Massachusetts Financial Services Company ("MFS") is the sub-adviser to the High Yield Bond Fund and the Emerging Growth Fund.

Warburg, Pincus Counsellors, Inc. ("Counsellors"), serves as the sub-adviser to the Growth & Income Fund.

Strong Capital Management, Inc. ("Strong"), is the sub-adviser to the Growth Fund.

Lombard Odier, the sub-adviser to the International Equity Fund, provides investment advisory services with respect to the Fund's investments in foreign securities, including recommending optimal geographic and equity allocation.

As compensation for its services, the sub-advisers receive a monthly fee from the Adviser based on the average daily net assets of each Fund at the following annual rates:

SUB-ADVISER                                            SUB-ADVISORY FEE
--------------------------------------------------  -----------------------
J.P. Morgan (Investment Grade Bond Fund)                       0.30%
J.P. Morgan (Balanced Fund)*                                   0.45%
MFS (High YIeld Bond Fund)                                     0.40%
MFS (Emerging GrowthFund)                                      0.40%
Warburg, Pincus Counsellors (Growth & Income Fund)             0.50%
Strong (Growth Fund)*                                          0.60%
Lombard Odier (International Equity Fund)                      0.50%

* At certain specified net asset levels, the sub-advisory fee paid by the adviser for the Balanced Fund and the Growth Fund will decrease.

NOTE 4 - SECURITIES TRANSACTIONS:

For the period ended December 31, 1996, the cost of purchases and the proceeds from sales of portfolio securities (excluding short-term investments) were as follows:

                                             PURCHASES       SALES
                                            ------------  ------------

Investment Grade Bond                        $15,362,690   $12,170,523
High Yield Bond                                5,350,021     3,195,738
Balanced                                      13,953,654     9,639,689
Growth & Income                               11,180,168     6,022,067
Growth                                        25,083,652    19,540,948
Emerging Growth                               10,317,063     4,259,352
International Equity                           8,450,722     3,253,354

At December 31, 1996, the cost of each Fund's securities for federal income tax purposes was substantially the same as for financial reporting purposes.

The unrealized appreciation (depreciation) of the Funds' investments as of December 31, 1996 were as follows:

                                   GROSS UNREALIZED   GROSS UNREALIZED   NET UNREALIZED
FUND                                 APPRECIATION       DEPRECIATION      APPRECIATION
---------------------------------  -----------------  -----------------  ---------------
Investment Grade Bond                  $  43,913          $  (5,605)       $    38,308
High Yield Bond                          101,907            (35,471)            66,436
Balanced                                 297,356            (52,958)           244,398
Growth & Income                          518,748           (227,597)           291,151
Growth                                   768,974            (80,285)           688,689
Emerging Growth                          529,959           (474,883)            55,076
International Equity                     777,102           (257,182)           519,920

NOTE 5 - INDUSTRY CONCENTRATIONS:

At December 31, 1996, the International Equity Fund had the following concentrations by industry (as a percentage of total investments):

                                                          % OF TOTAL
                                            U.S. VALUE    INVESTMENTS
                                            -----------  -------------

Banking                                        $988,455         17.4%
Retailing                                       629,778         11.1%
Pharmaceuticals                                 479,447          8.4%
Oil & Gas                                       334,132          5.9%
Electronics                                     321,789          5.7%
Commercial Services                             260,829          4.6%
Financial Services                              248,625          4.4%
Automotive & Trucking                           240,737          4.2%
Publishing                                      223,392          3.9%
Telecommunications                              211,247          3.7%
Real Estate Development                         201,069          3.5%
Engineering                                     184,750          3.3%
Chemicals                                       149,308          2.6%
Cosmetics & Toiletries                          136,851          2.4%
Machinery & Equipment                           125,873          2.2%
Metals & Mining                                 118,855          2.1%
Entertainment & Leisure                         117,943          2.1%
Diversified Holding Companies                   105,235          1.8%
Computers                                        87,619          1.5%
Manufacturing                                    87,127          1.5%
Electrical Equipment                             71,931          1.3%
Distribution & Wholesale                         69,785          1.2%
Tire & Rubber                                    55,139          1.0%
Miscellaneous                                    52,840          0.9%
Transportation                                   51,693          0.9%
Toys                                             49,996          0.9%
Construction Equipment                           47,408          0.8%
Insurance                                        37,564          0.7%
                                            -----------  -------------
                                             $5,689,417        100.0%
                                            -----------  -------------
                                            -----------  -------------

ALEXANDER HAMILTON VARIABLE INSURANCE TRUST
   -------------------------------------------------------------------------
REPORT OF ERNST & YOUNG, LLP INDEPENDENT AUDITORS
   -------------------------------------------------------------------------

The Board of Trustees and Shareholders
Alexander Hamilton Variable Insurance Trust

We have audited the accompanying statement of assets and liabilities, including the portfolios of investments, of Alexander Hamilton Variable Insurance Trust (comprising, respectively, the Investment Grade Bond, High Yield Bond, Balanced, Growth and Income, Growth, Emerging Growth and International Equity Funds) (the "Trust") as of December 31, 1996, and the related statements of operations, changes in net assets, and financial highlights for the period from February 8, 1996 (commencement of operations) to December 31, 1996. These financial statements and financial highlights are the responsibility of the Trust's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit.

We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included confirmation of investments owned as of December 31, 1996, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of each of the respective Funds constituting the Alexander Hamilton Variable Insurance Trust at December 31, 1996, the results of their operations, the changes in their net assets, and their financial highlights for the period from February 8, 1996 to December 31, 1996, in conformity with generally accepted accounting principles.

                                          /s/ Ernst & Young LLP

New York, New York
January 24, 1997

                                     PART C

                                OTHER INFORMATION

Item 24.  FINANCIAL STATEMENTS AND EXHIBITS.


(a)  Financial Statements:
          The audited financial statements of the Trust are found in Part B.


(b)  Exhibits:

     1.   Declaration of Trust.*/

     2.   By-Laws of the Company.**/

     3.   None.

     4.   None.

     5. (a) Investment Advisory Agreement Between Alexander Hamilton Capital Management, Inc. and the Alexander Hamilton Variable Insurance Trust.*/

          (b) Form of Investment Advisory Agreements (sub-advisory agreements) between the Trust and each of the following: J.P. Morgan Investment Management, Inc.; MFS Asset Management; Credit Suisse Investment Management Limited; Warburg, Pincus Counsellors, Inc.; Strong Capital Management, Inc.; and Lombard Odier.**/

     6.   (a)   Form of Participation Agreement between the Alexander Hamilton
                Variable Insurance Trust, Alexander Hamilton Capital Management,
                Inc. and Alexander Hamilton Life Insurance Company of America.
                **/

           (b) Form of Participation Agreement between the Alexander Hamilton Variable Insurance Trust, Alexander Hamilton Capital Management, Inc. and Jefferson-Pilot Life Insurance Company.

     7.   None.

     8. Form of Custody Agreement between the Alexander Hamilton Variable Insurance Trust and Bank of New York.**/

     9. (a) Form of Fund Accounting Agreement between the Alexander Hamilton Variable Insurance Trust and Bank of New York.**/

---------------

*/   Incorporated herein by reference to registrant's initial registration statement filed with the Securities and Exchange Commission on July 19, 1994 (File No. 33-81658).

**/ Incorporated herein by reference to registrant's registration statement filed with the Securities and Exchange Commission on September 29, 1995 (File No. 33-81658).

***/ Incorporated herein by reference to Pre-Effective Amendment No. 2 to the registrant's registration statement filed with the Securities and Exchange Commission on April 30, 1996 (File No. 33-81608).

          (b) Form of Administration Agreement between the Alexander Hamilton Variable Insurance Trust and Bank of New York.**/



     10.  Opinion and Consent of Greg Poole.***/



     11.  (a) Consent of Sutherland, Asbill & Brennan L.L.P.
          (b) Consent of Ernst & Young, LLP


     12.  None.

     13.  None.

     14.  None.

     15.  None.

     16.  None

     17.  None.

     18.  None.

     19.  Copies of Powers of Attorney.***/

     27.  Financial Data Schedule.

Item 25.  PERSONS CONTROLLED BY OR UNDER COMMON CONTROL WITH REGISTRANT.

     The Trust currently intends to sell its shares to the Alexander Hamilton Variable Annuity Separate Account sponsored by the Alexander Hamilton Life Insurance Company of America (AHLIC) and to the Jefferson-Pilot Separate Account A sponsored by Jefferson-Pilot Life Insurance Company (JPLIC). Alexander Hamilton Life Insurance Company of America and Jefferson-Pilot Life Insurance Company are wholly-owned subsidiaries of Jefferson-Pilot Corporation.



    Separate financial statements are filed, for the Registrant and AHLIC.


    The following is a list of corporations controlled by Jefferson-Pilot
Corporation:

                                                                      % Voting
                                                      Organized       Stock
                                                      Under           Owned By
Names of Subsidiaries                                 Laws of:        Parent
---------------------                                 ---------       --------
Jefferson-Pilot Life Insurance Company                North Carolina  100%
JP Investment Management Company                      North Carolina  100%
Jefferson-Pilot Investor Services, Inc.               North Carolina  100%
Jefferson-Pilot Communication Company                 North Carolina  100%
Alexander Hamilton Life Insurance Company of America  Michigan        100%
Alexander Hamilton Capital Management, Inc.           Michigan        100%
AH (Michigan) Life Insurance Company                  Michigan        100%
First Alexander Hamilton Life Insurance Company       New York        100%
Chubb Life Insurance Company of America               New Hampshire   100%
Chubb Colonial Life Insurance Company                 New Jersey      100%
Chubb Sovereign Life Insurance Company                New Hampshire   100%
Chubb Securities Corporation                          New Hampshire   100%


    Omitted from the list are subsidiaries of Jefferson-Pilot Corporation and the other companies listed which, considered in aggregate as a single subsidiary, would not constitute a significant subsidiary. Since none of the companies listed is a subsidiary of the Registrant, only the financial statements of the Registrant are filed.


Item 26.  NUMBER OF HOLDERS OF SECURITIES.

                                                Number of Record Holders
        Title of Class                             As of April 1, 1997
        --------------                          ------------------------

Investment Grade Bond Fund                                  2
High Yield Bond Fund                                        2
Balanced Fund                                               2
Growth & Income Fund                                        2
Growth Fund                                                 3
Emerging Growth Fund                                        3
International Equity Fund                                   2

Item 27.  INDEMNIFICATION.

     Article IX of the Alexander Hamilton Variable Insurance Trust's By-Laws provide for the indemnification of the Trust's Trustees and officers and states in relevant part as follows: "Every person who is or has been a Trustee or officer of the Trust and persons who serve at the Trust's request as director, officer, trustee, partner or fiduciary of another corporation, partnership, joint venture, trust or other enterprise shall be indemnified by the Trust (or the appropriate Series, where such Trustee or officer is acting on behalf of or with respect to single Series) to the fullest extent permitted by law against liability and all expenses, including amounts incurred in satisfaction of judgments, settlements, compromises, fines, penalties, and counsel fees reasonably incurred or paid by him in connection with any debt, claim, action, demand, suit or proceeding of any kind, whether civil or criminal, in which he becomes involved as a party or otherwise by virtue of his being or having been a Trustee or officer of the Trust or his serving or having served as a director, officer, trustee, partner or fiduciary of another corporation, partnership, joint venture, trust or other enterprise at the request of the Trust; provided that the Trust shall indemnify any such person seeking indemnification in connection with a proceeding initiated by such person only if such proceeding was authorized by the Board of Trustees."


     Insofar as indemnification for liabilities arising under the Securities Act of 1933 ("Act") may be permitted to directors, officers and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a director, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act, and Registrant will be governed by the final adjudication of such issue.

Item 28.  BUSINESS AND OTHER CONNECTIONS OF THE INVESTMENT ADVISER.

OFFICERS since February 23, 1996


                         Positions with           Other Business, Profession,
                         Alexander Hamilton       Vocation or Employment
Name                     Captial Management       During Past Two Years*
----                     ------------------       ---------------------------

H. Lusby Brown           2nd VP and Asst.         Second Vice President-
                         Treasurer                Securities, JPLIC

Leah S. Ogden            2nd VP                   Second Vice President-
                                                  Securities JPLIC

J. Gregory Poole         Secretary                Associate Counsel and
                                                  Assistant Secretary, JPLIC
                                                  Assistant Secretary,
                                                  Jefferson-Pilot
                                                  Corporation, AHLIC, AH
                                                  (Michigan) Life Insurance
                                                  Company, First Alexander
                                                  Hamilton Life Insurance
                                                  Company; Secretary,
                                                  Jefferson-Pilot Investor
                                                  Services, Inc.

Robert A. Reed           Asst. Secretary          Vice President, Secretary
                                                  and Associate General
                                                  Counsel, Jefferson-Pilot
                                                  Corporation and JPLIC,
                                                  Vice President and
                                                  Secretary, AHLIC, AH
                                                  (Michigan) Life Insurance
                                                  Company, and First
                                                  Alexander Hamilton Life
                                                  Insurance Company;
                                                  Assistant Secretary,
                                                  Jefferson-Pilot Investor
                                                  Services, Inc.


DIRECTORS since February 23, 1996



                         Positions with           Other Business, Profession,
                         Alexander Hamilton       Vocation or Employment
Name                     Captial Management       During Past Two Years*
----                     ------------------       ---------------------------

Donna Drew               Director                 Second Vice President-
                                                  Annuity Network AHLIC, 32991
                                                  Hamilton Court, Farmington
                                                  Hills, Michigan 48334

John C. Ingram           Director, Senior VP      Senior Vice President-
                         Treasurer                Securities JPLIC, AHLIC,
                                                  and AH (Michigan) Life
                                                  Insurance Company

E. Jay Yelton            Director, President,     Director and Executive Vice
                         Chief Executive Officer  President-Investments, JPLIC,
                                                  Director and Executive Vice
                                                  President, AHLIC; Director,
                                                  First Alexander Hamilton
                                                  Life Insurance Company;
                                                  Director, Jefferson-Pilot
                                                  Investor Services, Inc,
                                                  Senior Vice President-
                                                  Investments, Jefferson-Pilot
                                                  Corporation; Director and
                                                  Executive Vice President-
                                                  Investments, AH (Michigan)
                                                  Life Insurance Company


* The principal business address for each company listed is, unless otherwise indicated, 100 N. Greene St., Greensboro, N.C. 27401.

Item 29.  PRINCIPAL UNDERWRITER.

     Inapplicable.

Item 30.  LOCATION OF ACCOUNTS AND RECORDS.

     All accounts, books and other documents required to be maintained by
Section 31(a) of the Investment Company Act of 1940 and the rules thereunder Trust will be maintained at the following offices of the Trust, or Bank of New York.


          Alexander Hamilton Variable Insurance Trust
          32991 Hamilton Boulevard
          Farmington Hills, MI  48334

          The Bank of New York
          90 Washington Street
          New York, NY  10286

Item 31.  MANAGEMENT SERVICES.

          Inapplicable.

Item 32.  UNDERTAKINGS.

     (a)  Inapplicable.

     (b)  Inapplicable.

     (c) Registrant hereby undertakes to furnish each person to whom a prospectus is delivered with a copy of the Registrant's latest annual report to shareholders, upon request and without charge.

                                   SIGNATURES


Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant certifies that it meets all the requirements for effectiveness of this registration statement pursuant to paragraph (b) of rule 485 under the Securities Act of 1933, and has duly caused this Post-effective Amendment No. 2 to the registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Greensboro and State of North Carolina, on the 30th day of April, 1997.

               ALEXANDER HAMILTON VARIABLE INSURANCE TRUST



                         By /s/ E. J. Yelton
                            ------------------------------
                            President

Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed below by the following persons in the capacities and on the dates indicated.


Signatures                              Title                    Date
----------                              -----                    ----

/s/ E. J. Yelton                       President and Trustee    April 30, 1997
--------------------------
E. J. Yelton


/s/ Dennis R. Glass                     Trustee                 April 30, 1997
--------------------------
Dennis R. Glass


/s/ Mark E. Konen                       Trustee                 April 30, 1997
--------------------------
Mark E. Konen


/s/ H. Lusby Brown                      Treasurer               April 30, 1997
---------------------------
H. Lusby Brown


/s/ Timothy Brooks Burnett*             Trustee                 April 30, 1997
--------------------------
Timothy Brooks Burnett*

Signatures                              Title                    Date
----------                              -----                    ----

/s/ Terrence E. Geremski*               Trustee                  April 30, 1997
--------------------------
Terrence E. Geremski*


/s/ Ralph K. Shelton*                   Trustee                  April 30, 1997
--------------------------
Ralph K. Shelton*


By:  /s/ J. Gregory Poole                                        April 30, 1997
    -----------------------------------


*Executed by J. Gregory Poole on behalf of those indicated pursuant to Power of Attorney.

                                  EXHIBIT INDEX


10

11    (a) Opinion and Consent of Sutherland, Asbill & Brennan.

      (b) Consent of Ernst & Young, LLP

27        Financial Data Schedule